UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Money Market Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2012

Date of reporting period: 06/30/2012

Item 1 – Report to Stockholders

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Series Fund, Inc.

>  BlackRock Balanced Capital Portfolio

>  BlackRock Capital Appreciation Portfolio

>  BlackRock Global Allocation Portfolio

>  BlackRock High Yield Portfolio

>  BlackRock Large Cap Core Portfolio

>  BlackRock Money Market Portfolio

>  BlackRock Total Return Portfolio

>  BlackRock U.S. Government Bond Portfolio

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” —“risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012

	6-month	12-month
US large cap equities	9.49%	5.45%
(S&P 500® Index)
US small cap equities	8.53	(2.08)
(Russell 2000® Index)
International equities	2.96	(13.83)
(MSCI Europe, Australasia,
Far East Index)
Emerging market equities	3.93	(15.95)
(MSCI Emerging Markets
Index)
3-month Treasury bill	0.04	0.05
(BofA Merrill Lynch 3-Month
Treasury Bill Index)
US Treasury securities	3.44	17.36
(BofA Merrill Lynch 10-Year
US Treasury Index)
US investment grade bonds	2.37	7.47
(Barclays US Aggregate
Bond Index)
Tax-exempt municipal	4.14	10.16
bonds (S&P Municipal
Bond Index)
US high yield bonds	7.23	7.21
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summaries as of June 30, 2012
BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Portfolio”) investment objective is to seek high total investment return.

On February 27, 2012, the Portfolio eliminated its non-fundamental policy that had prevented the Portfolio from investing in securities of foreign issuers if at the time of acquisition more than 25% of the Portfolio’s total assets would be invested in such securities.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2012, the Portfolio returned 5.02%, underperforming its blended benchmark (60% Russell 1000® Index/40% Barclays US Aggregate Bond Index), which returned 6.67% for the period. The Russell 1000® Index advanced 9.38%, while the Barclays US Aggregate Bond Index returned 2.37%.

What factors influenced performance?

•	From an asset class perspective, the Portfolio benefited from its allocation decisions during the first half of the year. Early in 2012, as equities advanced, the Portfolio benefited from a slight overweight in equities versus fixed income. In the latter half of the period, the Portfolio allowed its equity allocation to drift downward with falling stock market prices.
•	The Portfolio underperformed its blended benchmark due primarily to security selection in the equity portion of the Portfolio, most notably in the financials and information technology (“IT”) sectors. In financials, stock selection within diversified financial services, commercial banks and capital markets hurt returns, as did overexposure to life insurers as the industry struggled amid the sharp declines in interest rates and emerging underwriting quality concerns. Relative to the Russell 1000® Index, the Portfolio’s broad underweight to the financials sector hindered returns, especially during the first half of the reporting period, when riskier assets outperformed amid improved economic data and investor confidence. In the IT sector, the Portfolio was underweight in select mega-cap benchmark names that performed well during the period, while it was biased toward commodity-exposed hardware securities that lagged on weakness in enterprise and personal computer demand.
•	Positive performance in the equity portion of the Portfolio was derived from stock selection in the materials sector, where the Portfolio’s chemicals industry holdings were standout performers. Stock selection also contributed positively in the consumer discretionary sector, with particularly strong returns from the Portfolio’s travel-related holdings.
•	The fixed income portion of the Portfolio outperformed the Barclays US Aggregate Bond Index, primarily due to an overweight to non-government spread sectors. More specifically, an overweight to commercial mortgage-backed securities (“CMBS”) boosted returns as well as allocations to the high yield debt and non-agency residential mortgage-backed securities (“MBS”) sectors, which are not represented in the benchmark index. An overweight to investment grade credit, security selection within industrials and active trading within the agency MBS sector also had a positive impact.
•	The Portfolio maintained a short duration bias relative to the Barclays US Aggregate Bond Index, which detracted slightly from performance as concerns about Europe’s sovereign debt trouble dominated financial markets and US Treasury yields reached new all-time lows. However, the Portfolio’s yield curve-flattening bias more than offset the negative effect of its short duration stance as longer-dated bonds rallied significantly.
4	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Balanced Capital Portfolio

Portfolio Management Commentary (concluded)

Describe recent portfolio activity.

•	During the period, the Portfolio maintained a general cautious stance given concerns about the global economy. From an asset allocation perspective, the Portfolio’s equity position was reduced in favor of fixed income. Within equities, the Portfolio increased exposure to financials, industrials and energy, and reduced its weightings in consumer staples and health care. In fixed income, the Portfolio actively managed duration while maintaining a short duration bias relative to the benchmark index. The Portfolio slightly reduced risk by decreasing its net exposure to corporate credit and adding to its US Treasury positions. Also during the period, the Portfolio slightly reduced exposure to the agency MBS sector, and increased exposure to high quality CMBS and auto loan asset-backed securities (“ABS”).

Describe portfolio positioning at period end.

•	The Portfolio ended the period broadly neutral to its blended benchmark, with a slight underweight in equities and corresponding overweight in fixed income. Within equities, the Portfolio’s largest sector overweights relative to the Russell 1000® Index were in health care and consumer discretionary, while consumer staples and financials were the largest underweights. Relative to the Barclays US Aggregate Bond Index, the fixed income segment was overweight in CMBS, ABS, investment grade corporate credit and agency MBS, and underweight in US Treasuries and agency debentures. The Portfolio also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The Portfolio ended the period with a shorter duration relative to the benchmark index. The outlook for the global economy is fragmented, with Europe in recession and the US and emerging markets expected to outperform other parts of the world. However, sluggish aggregate global growth does not necessarily mean a poor outlook for risk assets. Nevertheless, Portfolio management remains conscious of downside risk from policy mistakes and negative economic surprises.
BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	5

BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Portfolio”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2012, the Portfolio returned 7.36%, underper forming its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index, which returned 10.08% and 9.49%, respectively. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•	The Portfolio’s underweight position in consumer staples, particularly in the second quarter, detracted from relative performance. Within the sector, stock selection also hindered performance as investments in The Procter & Gamble Co. and Green Mountain Coffee Roasters, Inc. each had a negative impact and overshadowed profitable investments in Whole Foods Market, Inc. and Costco Wholesale Corp. The Procter & Gamble Co. failed to keep up with the market rally during the first quarter, and the Portfolio’s position in the stock was eliminated after it was determined that the company’s turnaround efforts were not gaining traction. Green Mountain Coffee Roasters, Inc. fell sharply after reporting very disappointing financial results in May, suggesting that growth would be meaningfully less than expected, so the position was eliminated from the Portfolio. Stock selection in health care and industrials also negatively impacted performance during the six-month period. In health care, stock selection in pharmaceuticals and biotechnology accounted for the relative weakness, with Valeant Pharmaceuticals International, Inc. and Celgene Corp. having the largest negative impact on results. In industrials, top holding Boeing Co. notched a modest gain, but trailed the broader sector as investors wait to see if the company can meet its production targets for its new Dreamliner aircraft. In addition, investments in the cyclical machinery space, including Stanley Black & Decker, Inc. and Eaton Corp., performed poorly as global growth expectations declined during the second quarter.
•	Portfolio performance benefited from stock selection in the consumer discretionary sector. The Portfolio’s top holding in consumer discretionary, Amazon.com, Inc., boosted performance, rising by 32% during the six months. Online sales continue to constitute a larger portion of retail sales, and Amazon.com, Inc. reported better-than-expected first quarter results. An underweight position in McDonald’s Corp. also added value, as the stock price declined after making a substantial gain in 2011. The Portfolio took the opportunity of the stock being down to initiate a position in McDonald’s Corp. during the period. Other key contributors in the sector included Comcast Corp. and Home Depot, Inc. Outside of the consumer discretionary sector, other top holdings included Apple, Inc., Cerner Corp. and Salesforce.com, Inc.

Describe recent portfolio activity.

•	During the six-month period, the Portfolio’s allocation to several sectors shifted notably. Investments in the consumer discretionary and health care sectors were increased, while allocation to the energy sector was substantially reduced. Key positions initiated during the period included McDonald’s Corp., Priceline.com, Inc. and Express Scripts Holding Co. The largest sales included The Procter & Gamble Co., Exxon Mobil Corp. and Schlumberger Ltd.

Describe portfolio positioning at period end.

•	At period end, the most notable sector positioning as compared to the benchmark Russell 1000® Growth Index included overweights in industrials and health care, and a significant underweight in consumer staples.
6	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Portfolio”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2012, the Portfolio returned 3.70%, and underper formed its Reference Benchmark, which returned 4.63%, and the FTSE World Index, which returned 6.12%. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Ex-US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Portfolio invests in both equities and bonds, and therefore, the Reference Benchmark provides a truer representation of the Portfolio’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Within the equity segment of the Portfolio, stock selection in the United States, Canada, Japan and China detracted from relative performance. From a sector perspective, overweight positions and stock selection in materials (led by gold-related securities) and energy had a negative impact. Stock selection in IT also weighed on returns.
•	Contributing positively to performance during the period was the Portfolio’s underweight in government fixed income. An overweight exposure to corporate debt also aided returns. Within equities, the Portfolio’s underweight exposure to Spain contributed to performance. From a sector perspective, the Portfolio benefited from stock selection in consumer staples.

Describe recent portfolio activity.

•	During the six-month period, the Portfolio’s overall equity allocation decreased from 64% to 61% of net assets. Within equities, the Portfolio decreased its exposures to Asia, Europe and Brazil, and increased its weighting in the United States. On a sector basis, the Portfolio decreased its equity weightings in materials, energy, telecommunication services and utilities, and increased its exposures to health care and IT. The Portfolio’s allocation to fixed income decreased from 26% of net assets to 25%. Changes within the asset class included a reduction of US Treasuries, convertible bonds and UK gilts, and an increase of Australian government bonds and US-dollar-denominated foreign issuers.
•	Reflecting the changes in the Portfolio’s overall allocations to equity and fixed income asset classes during the period, the Portfolio’s cash and cash equivalent holdings increased from 10% to 14% of net assets. Over the six-month period, the Portfolio’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Portfolio’s cash position helped keep overall portfolio duration (sensitivity to interest rates) relatively low. The Portfolio’s cash position detracted from performance for the period.

Describe portfolio positioning at period end.

•	Relative to its Reference Benchmark, the Portfolio ended the period slightly overweight in equities and significantly underweight in fixed income with 14% of net assets in cash and cash equivalents. Within the equity segment, the Portfolio was overweight in Asia, notably Japan, and Brazil, and underweight in Europe. On a sector basis, the Portfolio was overweight in materials, energy, health care, telecommunication services and IT, and underweight in financials, consumer staples, consumer discretionary and industrials.
•	With respect to currency exposure, the Portfolio was underweight in the euro, Japanese yen and British pound, and overweight in the US dollar, Singapore dollar, Brazilian real and Canadian dollar, along with smaller overweight positions in several Asian emerging market currencies.
BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	7

BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Portfolio”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2012, the Portfolio returned 7.39%, outperforming its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, which returned 7.23%.

What factors influenced performance?

•	Contributing positively to performance for the period was the Portfolio’s allocations to select equities and preferred securities (particularly, equity holding Delphi Automotive Plc and preferred security Ally Financial, Inc.), as these issues outpaced high yield bonds during the reporting period. Security selection in the lower-quality ranges also helped, as did strong selection in the electric and consumer service segments. The Portfolio held cash as collateral for credit default swap (“CDS”) positions. While holding cash created a drag on returns, this effect was partially offset by positive performance from the CDS transactions.
•	Exposure to bank loans hindered returns. Although bank loans advanced during the period, the sector’s gains trailed high yield debt. The Portfolio’s underweight positions in banking and home construction and security selection in gaming all negatively impacted results.

Describe recent portfolio activity.

•	After remaining defensive in the second half of 2011, the Portfolio strategically increased risk by removing hedges and becoming fully invested in early 2012 as macroeconomic conditions improved. However, the Portfolio added back some S&P 500 Futures hedges —an efficient way of hedging higher-beta positions (i.e., higher sensitivity to market movements) — later in the period as euro-zone and global growth concerns re-emerged. Despite the ramp-up in risk during the period, the Portfolio remained generally cautious of consumer discretionary and lower-quality credits with greater economic sensitivity. Portfolio management continued to favor higher-quality issuers offering stable cash flows and small exposures to select lower-quality names and equity-beta investments (convertible bonds, equities) with compelling risk/reward profiles. The Portfolio also increased its exposure to favorably priced bank loans offering attractive relative value versus high yield bonds.

Describe portfolio positioning at period end.

•	As of period end, relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, within the non-investment grade space, the Portfolio was underweight in higher-quality issues, was overweight in the mid-tier range and held a neutral weight in lower-quality bonds. The Portfolio was overweight in the health care sector and chemicals and independent energy industries, while underweight in banking, retailers and gaming. Portfolio management remains constructive on high yield long-term, but acknowledges that short-term uncertainty around global policy currently drives systemic risk. On a relative value basis, high yield is very attractive relative to other fixed income assets given its high coupons in a low-interest-rate environment. High yield is also very appealing versus equities as it has historically produced equity-like returns with substantially less risk. In 2012, Portfolio management expects high yield to generate attractive risk-adjusted returns as strong credit fundamentals, positive technical factors and attractive valuations persist against a complex global backdrop.
8	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Large Cap Core Portfolio

Investment Objective

BlackRock Large Cap Core Portfolio’s (the “Portfolio”) investment objective is to seek long-term growth of capital and income, and moderate current income.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2012, the Portfolio returned 6.27%, underper forming its benchmark, the Russell 1000® Index, which returned 9.38%.

What factors influenced performance?

•	Negative performance in financials and IT overshadowed positive results in materials. Stock selection was the key detractor in financials, with a broad underweight in the sector also hindering returns. In general, the ongoing European sovereign debt crisis, coupled with a still-evolving regulatory paradigm, created numerous concerns for Portfolio management, so the team remained largely on the sidelines. This positioning was a detriment, particularly during the first half of the reporting period when riskier assets like financials outperformed amid improved economic data and investor confidence. Underperformance was most notable among diversified financial services, commercial banks and capital markets names. The insurance industry was an additional source of weakness in the sector. The Portfolio was overexposed to select life insurers that struggled amid the sharp declines in interest rates and emerging underwriting quality concerns. Underperformance in the IT sector was mainly due to stock selection. In particular, the Portfolio was underweight in select mega-cap benchmark names that outperformed during the period, while it was biased toward commodity-exposed hardware securities that lagged on weakness in enterprise and PC demand.
•	Conversely, stock selection proved advantageous in the materials sector, where the chemicals industry was a standout. The Portfolio was overweight in a key fertilizer holding whose profit margins (and its share price) soared due to lower input costs (i.e., natural gas) and rising demand and output prices for its nitrogen-based crop nutrients. Select commodity chemical producers also benefited from lower natural gas prices.

Describe recent portfolio activity.

•	During the six-month period, Portfolio management significantly increased exposure to financials, and also added to energy and industrials. This activity was funded by substantially lowering the Portfolio’s weightings in consumer staples and health care.

Describe portfolio positioning at period end.

•	As of period end, Portfolio management is implementing a barbell approach that balances exposure to faster-growing, cyclical companies that are best positioned for a recovery with more defensive holdings that are expected to provide steady performance irrespective of the market environment. The Portfolio’s largest sector overweights relative to the benchmark were in health care and consumer discretionary. Consumer staples and financials were the largest underweights.
BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	9

BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Portfolio”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Money Market Overview for the Six-Month Period Ended June 30, 2012

The Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25% throughout the six-month reporting period ended June 30, 2012. During the period, the FOMC reaffirmed its intention to keep short-term interest rates low through 2014. Long-term interest rates also remained low with the help of the FOMC’s stimulus program known as “Operation Twist.” The program, which was first instituted in September 2011 and originally set to expire at the end of June 2012, entailed the selling of $400 billion of short-term US Treasury securities while simultaneously purchasing an equal amount of longer-dated Treasury bonds in order to extend the average duration of the US Treasury security portfolio. In June, the FOMC announced the extension of the program through the end of 2012 with plans to swap maturities on an additional $267 billion of Treasury securities by the end of the year. In the weeks leading up to the FOMC’s June policy meeting, many investors speculated that an extension of Operation Twist might be accompanied by an outright purchase of agency mortgage-backed securities (“MBS”), which would effectively expand the US Federal Reserve’s balance sheet. This was not the case, however, as the FOMC committed only to reinvesting principal payments from its existing agency MBS holdings for the time being.

As primary market dealers are obligated to participate in the FOMC’s policy programs, Operation Twist has resulted in many dealers being forced to retain short-dated Treasury securities sold by the Federal Reserve on their balance sheets, driving up funding costs for these positions. Dealers have relied upon overnight repurchase agreements (“repos”) in order to finance the Treasury securities, to the benefit of short-term investors who have seen repo rates nearly double this year. It follows that Operation Twist has led to a direct increase in short-term US Treasury yields. Three-month US Treasury bill yields, for instance, averaged 0.073% through the first six months of 2012 after averaging only 0.012% for the prior six months.

On the heels of a successful long-term refinancing operation (“LTRO”) in December, the European Central Bank (“ECB”) offered euro-zone banks a second round of unlimited three-year loans in February. In addition, the ECB recently enhanced the program by relaxing collateral requirements and extending loan terms. The program was met with strong demand and has undoubtedly strengthened liquidity in the bank funding market; however, there is some debate as to whether the program is working as the ECB intended. The central bank sought to increase private sector lending, but European banks have been reluctant to make loans in the fragile economic environment. Instead, the banks have grown their deposits in the ECB’s overnight deposit facility, which in the aggregate reached nearly 800 billion euros during the period.

During the period, Moody’s Investors Service rating agency reviewed seventeen global banks and securities firms with capital markets operations. As the agency provided a host of guidance at the onset of the review in February, financial markets had sufficient time to price in the anticipated downgrades before the review was completed in June and Moody’s announced the results, which were largely in line with expectations.

In the six months ended June 30, 2012, US dollar London Interbank Offered Rates (“LIBOR”) moved lower across the curve. The sharpest drop came in the three-month LIBOR, which fell 12 basis points from the start of the year to 0.461% at the end of June.

In the short-term tax-exempt market, while remaining low overall from a historical perspective, yields rose steadily in the months leading up to the April 15th tax filing deadline, and fell slightly through the month of June due to strong cash inflows resulting from coupon payment reinvestment activity. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand note (“VRDN”) securities (as calculated by Municipal Market Data), opened the year at 0.07%, reached a high of 0.26% on April 18th and fell to 0.18% as of June 30, 2012.

As the FOMC’s easy monetary policy has kept rates on taxable overnight repos low from a historical perspective, demand for VRDN securities from taxable money funds continued to be strong in 2012. This put additional supply pressures on an already shrinking VRDN market and also allowed the dealer community to maintain yields on VRDNs that continue to attract buyers from the taxable market.

As state and local municipalities continue to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained diminished in 2012. Nevertheless, municipalities began their annual issuance of one-year, fixed-rate notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield and diversify beyond bank exposure. The municipal yield curve continued to be extremely flat with longer-dated one-year municipal notes yielding 0.20% as of June 30, 2012, representing only a nominal premium for the extension risk over VRDNs.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

10	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Portfolio”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

On February 27, 2012, the Portfolio eliminated its non-fundamental policy that had restricted investment in certain types of foreign securities if the Portfolio holds over 10% of its total assets in equity securities of foreign issuers.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2012, the Portfolio returned 3.71%, outper forming its benchmark, the Barclays US Aggregate Bond Index, which returned 2.37%.

What factors influenced performance?

•	Throughout the six-month period, the Portfolio was overweight relative to its benchmark index in non-government spread sectors (securities driven by movements in credit risk) and underweight in government-owned/government-related sectors. Despite high levels of market volatility during the period, exposure to spread sectors was the primary driver of positive performance for the Portfolio.
•	More specifically, the most significant contributors to the Portfolio’s relative outperformance included an overweight to CMBS as well as allocations to the high yield debt and non-agency residential MBS sectors, which are not represented in the benchmark index. Also contributing positively was an overweight to investment grade credit and security selection within industrials. Additionally, the Portfolio benefited from active trading within the agency MBS sector, which continues to be supported by accommodative US monetary policy operations and increased demand from financial institutions seeking alternatives to US Treasuries as safe-haven investments.
•	Relative to its benchmark index, the Portfolio maintained a short duration bias during the period, which detracted slightly from performance as concerns about Europe’s sovereign debt trouble dominated financial markets and US Treasury yields reached new all-time lows. However, the Portfolio’s yield curve-flattening bias more than offset the negative effect of its short duration stance as longer-dated bonds rallied significantly.

Describe recent portfolio activity.

•	Throughout the six-month period, the Portfolio actively managed duration while maintaining a short duration bias relative to the benchmark index. The Portfolio slightly reduced risk by decreasing its net exposure to corporate credit and adding to its US Treasury positions. Also during the period, the Portfolio actively traded its exposure to agency MBS as it sought to capitalize on mixed levels of prepayment activity. Toward the end of the period, the Portfolio slightly reduced exposure to the agency MBS sector and employed a barbell approach to allocating across the coupon stack (the available range of coupon rates) with the goal of underweighting middle-coupon-stack mortgages, as they tend to be more susceptible to prepayment risk. The Portfolio increased exposure to high quality CMBS and auto loan ABS, which look attractive relative to other short-dated spread sectors.

Describe portfolio positioning at period end.

•	At period end, the Portfolio was generally underweight relative to the Barclays US Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Portfolio was overweight in CMBS, ABS and investment grade corporate credit. Within the government sectors, the Portfolio was underweight in US Treasuries and agency debentures, but overweight in agency MBS. The Portfolio also held out-of-index allocations to nonagency residential MBS and high yield corporate credit. The Portfolio ended the period with a shorter duration relative to the benchmark index.
•	US financial markets are once again being subjected to the fiscal instability concerns plaguing European periphery nations. Additionally, the US economic recovery remains fragile as US fiscal issues loom and jobs growth has slowed, creating an environment that is unsupportive for meaningful gross domestic product (“GDP”) growth. As such, the Portfolio maintains a risk-aware stance from a credit and interest rate perspective as a safeguard against near-term volatility.
BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	11

BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Portfolio”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2012, the Portfolio returned 1.67%, outper forming the Barclays US Government/Mortgage Index, which returned 1.56%.

What factors influenced performance?

•	Security selection and positioning in the coupon stack within agency mortgages was the largest contributor to performance. The Portfolio’s preference to hold 30-year agency mortgages versus 15-year issues also added to returns, as 30-year issues outperformed 15-year issues during the six-month period. Exposure to supranationals (international organizations/unions whose member states transcend national boundaries or interests to share in the decision-making and vote on issues pertaining to the wider group) also contributed positively.
•	Active management of duration (sensitivity to interest rates) during the second quarter of 2012 was the primary detractor from performance. The Portfolio maintained a short duration bias versus the benchmark index, which hampered results as interest rates fell across the yield curve. Security selection within US Treasuries also negatively impacted returns.
•	The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates in the Portfolio. During the period, the use of futures and interest rate swaps to manage portfolio duration detracted from performance.

Describe recent portfolio activity.

•	During the six-month period, portfolio composition was roughly unchanged. The Portfolio added exposure to US Treasuries, reducing its underweight in the segment. The Portfolio tactically traded coupon exposure within agency MBS and exposure to the sector was modestly reduced following strong performance. The Portfolio moved to a short duration position versus the benchmark during the period.

Describe portfolio positioning at period end.

•	As of period end, within government-related sectors, the Portfolio was slightly underweight in US Treasuries and overweight in agency mortgages, which offer attractive carry (income). Portfolio management remains constructive on agency MBS, but continues to actively manage allocation given pre-payment expectations. With respect to coupon exposure, the Portfolio remains overweight in certain select low coupons (3.5%) and high coupons (6.5%) on the wings of the yield curve. The Portfolio remains underweight in the belly of the yield curve, which appears most vulnerable to effects from the latest version of the Home Affordable Refinance Program. The Portfolio continues to hold modest exposure outside of the benchmark index to high-quality supranationals, and Portfolio management will actively manage this allocation and look for buying opportunities. The Portfolio ended the period with short duration versus that of the benchmark index. The Portfolio’s cash position did not materially impact performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Performance Information
For the Period Ended June 30, 2012

	Standardized 30-Day Yield		6-Month Total Returns[1]	Average Annual Total Returns[1]

				1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	—	[2]	5.02%	1.48%	0.74%	4.68%
BlackRock Capital Appreciation Portfolio	—	[2]	7.36	(4.42)	2.04	4.86
BlackRock Global Allocation Portfolio	—	[2]	3.70	(3.36)	3.18	9.15
BlackRock High Yield Portfolio	6.62%		7.39	4.87	6.72	8.50
BlackRock Large Cap Core Portfolio	—	[2]	6.27	(2.87)	(1.41)	5.67
BlackRock Total Return Portfolio	3.03		3.71	7.62	5.77	5.06
BlackRock U.S. Government Bond Portfolio	1.64		1.67	6.93	5.72	4.71

[1]	Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.
[2]	Yields are not applicable for this type of portfolio.

Yields	7-Day SEC Yield	7-Day Yield
BlackRock Money Market Portfolio	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	13

Total Investment Return Based on a $10,000 Investment

BlackRock Balanced Capital Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in US and foreign equity and fixed income securities of any maturity.
[2]	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays US Aggregate Bond Index (40%).
[3]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.
[4]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.

Past performance is not indicative of future results.

14	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Total Investment Return Based on a $10,000 Investment (continued)

BlackRock Capital Appreciation Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Capital Appreciation Portfolio invests primarily in a diversified portfolio consisting of primarily common stock of US companies that Portfolio management believes have shown above-average growth rates in earnings over the long term.
[2]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with a greater-than-average growth orientation.

Past performance is not indicative of future results.

BlackRock Global Allocation Portfolio

[4]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.
[5]	This unmanaged market capitalization-weighted index is comprised of 2,458 equities from 35 countries in 4 regions including the United States.
[6]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Ex-US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Past performance is not indicative of future results.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	15

Total Investment Return Based on a $10,000 Investment (continued)

BlackRock High Yield Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock High Yield Portfolio invests primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio’s total returns prior to October 1, 2011 are the returns of the Portfolio when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio”.
[2]	This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Past performance is not indicative of future results.

BlackRock Large Cap Core Portfolio

[3]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, BlackRock Large Cap Core Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000® Index.
[4]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.

Past performance is not indicative of future results.

16	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Total Investment Return Based on a $10,000 Investment (concluded)

BlackRock Total Return Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Total Return Portfolio, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.
[2]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.

Past performance is not indicative of future results.

BlackRock U.S. Government Bond Portfolio

[3]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, BlackRock U.S. Government Bond Portfolio invests at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies. The Portfolio’s total returns prior to October 1, 2011 are the returns of the Portfolio when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio”.
[4]	This index measures debt issued by the US Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
[5]	The Barclays Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Past performance is not indicative of future results.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	17

Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees and other Portfolio expenses. The expense example shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
Actual	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000.00	$1,050.20	$2.29	0.45%
BlackRock Balanced Capital Portfolio (including interest expense)	$1,000.00	$1,050.20	$2.34	0.46%
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,073.20	$2.47	0.48%
BlackRock Global Allocation Portfolio	$1,000.00	$1,037.00	$2.79	0.55%
BlackRock High Yield Portfolio	$1,000.00	$1,073.90	$2.58	0.50%
BlackRock Large Cap Core Portfolio	$1,000.00	$1,062.70	$2.41	0.47%
BlackRock Money Market Portfolio	$1,000.00	$1,000.00	$1.44	0.29%
BlackRock Total Return Portfolio (excluding interest expense)	$1,000.00	$1,037.10	$2.53	0.50%
BlackRock Total Return Portfolio (including interest expense)	$1,000.00	$1,037.10	$2.63	0.52%
BlackRock U.S. Government Bond Portfolio (excluding interest expense)	$1,000.00	$1,016.70	$2.51	0.50%
BlackRock U.S. Government Bond Portfolio (including interest expense)	$1,000.00	$1,016.70	$2.51	0.50%

Hypothetical (5% annual return before expenses)[2]
BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000.00	$1,022.63	$2.26	0.45%
BlackRock Balanced Capital Portfolio (including interest expense)	$1,000.00	$1,022.58	$2.31	0.46%
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,022.48	$2.41	0.48%
BlackRock Global Allocation Portfolio	$1,000.00	$1,022.13	$2.77	0.55%
BlackRock High Yield Portfolio	$1,000.00	$1,022.38	$2.51	0.50%
BlackRock Large Cap Core Portfolio	$1,000.00	$1,022.53	$2.36	0.47%
BlackRock Money Market Portfolio	$1,000.00	$1,023.42	$1.46	0.29%
BlackRock Total Return Portfolio (excluding interest expense)	$1,000.00	$1,022.38	$2.51	0.50%
BlackRock Total Return Portfolio (including interest expense)	$1,000.00	$1,022.28	$2.61	0.52%
BlackRock U.S. Government Bond Portfolio (excluding interest expense)	$1,000.00	$1,022.38	$2.51	0.50%
BlackRock U.S. Government Bond Portfolio (including interest expense)	$1,000.00	$1,022.38	$2.51	0.50%

[1]	Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
18	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Portfolio Information as of June 30, 2012

Portfolio Composition for BlackRock Balanced Capital Portfolio	Percent of Long-Term Investments
Common Stocks	49%
US Government Sponsored Agency Securities	23
Corporate Bonds	10
US Treasury Obligations	10
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	3
Foreign Agency Obligations	1

Sector Allocations for BlackRock Capital Appreciation Portfolio	Percent of Long-Term Investments
Information Technology	31%
Consumer Discretionary	17
Industrials	15
Health Care	14
Consumer Staples	9
Financials	4
Energy	4
Materials	4
Telecommunication Services	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition for BlackRock Global Allocation Portfolio	Percent of Net Assets		Reference Benchmark[4] Percentages
US Equities	36%[1]		36%
European Equities	9	[1]	12
Asian-Pacific Equities	11	[1]	9
Other Equities	5	[1]	3
Total Equities	61	[2]	60
US Dollar Denominated Fixed Income Securities	13		24
US Issuers	10		—
Non-US Issuers	3		—
Non-US Dollar Denominated Fixed Income Securities	12		16
Total Fixed Income Securities	25		40
Cash & Cash Equivalents[3]	14		—

[1]	Includes value of financial futures contracts.
[2]	Includes preferred stock.
[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Ex-US Equities); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.
BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	19

Portfolio Information as of June 30, 2012 (concluded)

Credit Quality Allocations for BlackRock High Yield Portfolio[1]	Percent of Corporate Bond Investments
A	1%
BBB/Baa	6
BB/Ba	33
B	46
CCC/Caa	12
Not Rated	2

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

Sector Allocations for BlackRock Large Cap Core Portfolio	Percent of Long-Term Investments
Information Technology	21%
Health Care	17
Consumer Discretionary	15
Energy	13
Financials	12
Industrials	11
Consumer Staples	4
Utilities	3
Telecommunication Services	2
Materials	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition for BlackRock Money Market Portfolio	Percent of Net Assets
Commercial Paper	37%
Certificates of Deposit	23
Municipal Bonds	15
US Treasury Obligations	10
US Government Sponsored Agency Obligations	10
Repurchase Agreements	4
Corporate Notes	1

Portfolio Composition for BlackRock Total Return Portfolio	Percent of Long-Term Investments
US Government Sponsored Agency Securities	44%
US Treasury Obligations	22
Corporate Bonds	19
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	5
Foreign Agency Obligations	2
Preferred Securities	1

Portfolio Composition for BlackRock U.S. Government Bond Portfolio	Percent of Long-Term Investments
US Government Sponsored Agency Securities	72%
US Treasury Obligations	25
Corporate Bonds	2
Foreign Agency Obligations	1

20	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

The Benefits and Risks of Leveraging

Certain Portfolios may utilize leverage to seek to enhance their yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Portfolios had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Portfolios pay higher short-term interest rates whereas the Portfolios’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Portfolios’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Portfolios’ NAVs positively or negatively in addition to the impact on Portfolio performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolios, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolios’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Portfolio will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

Certain Portfolios may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Portfolios’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause a Portfolio to hold an investment that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	21

BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense—2.8%
General Dynamics Corp.	50,000	$3,298,000
L-3 Communications Holdings, Inc.	46,100	3,411,861
Lockheed Martin Corp.	40,125	3,494,085
Northrop Grumman Corp.	54,875	3,500,476
		13,704,422
Beverages—0.1%
The Coca-Cola Co.	3,875	302,986
Capital Markets—0.8%
The Goldman Sachs Group, Inc.	39,225	3,760,109
Chemicals—0.6%
CF Industries Holdings, Inc.	16,525	3,201,554
Commercial Banks—0.8%
Regions Financial Corp.	486,075	3,281,006
Wells Fargo & Co.	16,625	555,940
		3,836,946
Computers & Peripherals—5.3%
Apple, Inc. (a)	24,650	14,395,600
Dell, Inc. (a)	263,600	3,300,272
Hewlett-Packard Co.	168,600	3,390,546
Lexmark International, Inc., Class A	44,125	1,172,843
QLogic Corp. (a)	114,625	1,569,216
Western Digital Corp. (a)	79,375	2,419,350
		26,247,827
Construction & Engineering—0.6%
Chicago Bridge & Iron Co. NV	39,225	1,488,981
Fluor Corp.	25,500	1,258,170
		2,747,151
Consumer Finance—0.8%
Discover Financial Services	107,850	3,729,453
Diversified Consumer Services—1.1%
Apollo Group, Inc., Class A (a)	90,125	3,261,624
ITT Educational Services, Inc. (a)	33,602	2,041,321
		5,302,945
Diversified Financial Services—2.2%
Citigroup, Inc.	172,000	4,714,520
JPMorgan Chase & Co.	168,600	6,024,078
		10,738,598
Diversified Telecommunication Services—1.5%
AT&T, Inc.	44,125	1,573,497
Verizon Communications, Inc.	133,250	5,921,630
		7,495,127
Energy Equipment & Services—0.6%
Nabors Industries Ltd. (a)	222,475	3,203,640
Food & Staples Retailing—1.3%
The Kroger Co.	140,125	3,249,498
Safeway, Inc.	163,625	2,969,794
		6,219,292

Common Stocks	Shares	Value

Health Care Equipment & Supplies—0.7%
Zimmer Holdings, Inc.	51,975	$3,345,111
Health Care Providers & Services—4.1%
Aetna, Inc.	73,000	2,830,210
AmerisourceBergen Corp.	84,250	3,315,238
Cardinal Health, Inc.	78,375	3,291,750
Humana, Inc.	40,125	3,107,280
McKesson Corp.	37,250	3,492,187
UnitedHealth Group, Inc.	73,500	4,299,750
		20,336,415
Hotels, Restaurants & Leisure—0.6%
Wyndham Worldwide Corp.	60,750	3,203,955
Household Products—0.2%
The Procter & Gamble Co.	15,625	957,031
Independent Power Producers & Energy Traders—1.0%
The AES Corp. (a)	248,950	3,194,029
NRG Energy, Inc. (a)	90,125	1,564,570
		4,758,599
Industrial Conglomerates—1.2%
3M Co.	12,309	1,102,887
General Electric Co.	82,350	1,716,174
Tyco International Ltd.	62,725	3,315,016
		6,134,077
Insurance—3.4%
The Allstate Corp.	10,750	377,218
Assurant, Inc.	46,100	1,606,124
The Chubb Corp.	49,000	3,568,180
Lincoln National Corp.	148,975	3,258,083
MetLife, Inc.	116,600	3,597,110
Protective Life Corp.	37,250	1,095,522
The Travelers Cos., Inc.	53,875	3,439,380
		16,941,617
Internet & Catalog Retail—0.6%
Expedia, Inc.	66,625	3,202,664
Internet Software & Services—1.2%
Google, Inc., Class A (a)	10,575	6,134,240
IT Services—2.6%
Accenture Plc, Class A	22,500	1,352,025
Alliance Data Systems Corp. (a)	23,500	3,172,500
International Business Machines Corp.	19,625	3,838,258
Total System Services, Inc.	62,725	1,501,009
The Western Union Co.	183,225	3,085,509
		12,949,301
Machinery—1.9%
AGCO Corp. (a)	72,500	3,315,425
Ingersoll-Rand Plc	77,400	3,264,732
Parker Hannifin Corp.	39,225	3,015,618
		9,595,775

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	DIP	Debtor-In-Possession	HKD	Hong Kong Dollar	SGD	Singapore Dollar
AMT	Alternative Minimum Tax	EGP	Egyptian Pound	INR	Indian Rupee	SPDR	Standard and Poor’s
	(subject to)	EUR	Euro	JPY	Japanese Yen		Depositary Receipts
AUD	Australian Dollar	FLOATS	Floating Rate Securities	LIBOR	London Interbank Offered Rate	TBA	To Be Announced
BRL	Brazilian Real	GBP	British Pound	LOC	Letter of Credit	TRY	Turkish Lira
CAD	Canadian Dollar	GDR	Global Depositary Receipts	M/F	Multi-Family	TWD	Taiwan Dollar
CBA	Canadian Bankers	GO	General Obligation Bonds	MSCI	Morgan Stanley Capital	USD	US Dollar
	Acceptances	HDA	Housing Development		International	VRDN	Variable Rate Demand Notes
CHF	Swiss Franc		Authority	MXN	Mexican New Peso
CNH	Chinese Renminbi (offshore)	HFA	Housing Finance	MYR	Malaysian Ringgit
COP	Certificates of Participation		Agency	RB	Revenue Bonds

See Notes to Financial Statements.

22	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Media—1.9%
DISH Network Corp., Class A	100,975	$2,882,836
Gannett Co., Inc.	177,350	2,612,366
Time Warner Cable, Inc.	46,100	3,784,810
		9,280,012
Metals & Mining—0.6%
Alcoa, Inc.	355,700	3,112,375
Multi-Utilities—0.6%
Ameren Corp.	90,125	3,022,793
Multiline Retail—1.1%
Dillard’s, Inc., Class A	42,125	2,682,520
Nordstrom, Inc.	57,850	2,874,567
		5,557,087
Office Electronics—0.7%
Xerox Corp.	418,450	3,293,202
Oil, Gas & Consumable Fuels—7.4%
Apache Corp.	43,125	3,790,256
Chevron Corp.	72,500	7,648,750
ConocoPhillips	86,250	4,819,650
Denbury Resources, Inc. (a)	196,975	2,976,292
Devon Energy Corp.	53,875	3,124,211
Exxon Mobil Corp.	86,250	7,380,413
Marathon Oil Corp.	109,750	2,806,308
Marathon Petroleum Corp.	88,225	3,963,067
		36,508,947
Paper & Forest Products—0.6%
International Paper Co.	99,975	2,890,277
Pharmaceuticals—5.2%
Abbott Laboratories	78,375	5,052,836
Eli Lilly & Co.	94,100	4,037,831
Forest Laboratories, Inc. (a)	91,125	3,188,464
Johnson & Johnson	13,750	928,950
Merck & Co., Inc.	142,600	5,953,550
Pfizer, Inc.	287,100	6,603,300
		25,764,931
Semiconductors & Semiconductor Equipment—0.0%
Advanced Micro Devices, Inc. (a)	31,632	181,251
Software—2.2%
Microsoft Corp.	259,525	7,938,870
Symantec Corp. (a)	187,225	2,735,357
		10,674,227
Specialty Retail—3.1%
Advance Auto Parts, Inc.	40,125	2,737,327
Best Buy Co., Inc.	142,500	2,986,800
Foot Locker, Inc.	33,350	1,019,843
GameStop Corp., Class A	41,732	766,200
The Gap, Inc.	117,600	3,217,536
Limited Brands, Inc.	65,625	2,791,031
PetSmart, Inc.	26,500	1,806,770
		15,325,507
Tobacco—1.2%
Philip Morris International, Inc.	67,625	5,900,957
Total Common Stocks—60.6%		299,560,401

Fixed Income Securities		Par (000)	Value

Asset-Backed Securities

321 Henderson Receivables I LLC, Class A (b):
Series 2010-1A, 5.56%, 7/15/59	USD	645	$717,758
Series 2010-3A, 3.82%, 12/15/48		438	446,612
Series 2012-1A, 4.21%, 2/16/65		269	271,949
AH Mortgage Advance Trust (b):
Series SART-1, Class A1R, 2.23%,
5/10/43		250	250,147
Series SART-3, Class 1A1, 2.98%,
3/13/43		335	337,584
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%,
10/08/17		230	235,385
Series 2012-2, Class C, 2.64%,
10/10/17		280	285,123
Series 2012-2, Class D, 3.38%, 4/09/18		380	382,141
Series 2012-3, Class C, 2.42%, 5/08/18		180	179,982
Series 2012-3, Class D, 3.03%, 7/09/18		120	119,952
Capital Trust Re CDO Ltd., Series 2006-4A,
Class A1, 0.55%, 10/20/43 (b)(c)		381	317,104
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 8/15/17		110	110,434
Series 2012-1, Class C, 2.20%,
10/16/17		65	65,565
Series 2012-1, Class D, 3.09%, 8/15/18		85	85,308
Chesapeake Funding LLC (b)(c):
Series 2012-1A, Class B, 1.84%,
11/07/23		200	200,000
Series 2012-1A, Class C, 2.24%,
11/07/23		200	199,980
DT Auto Owner Trust (b):
Series 2011-2A, Class B, 2.12%,
2/16/16		250	250,173
Series 2011-3A, Class C, 4.03%,
2/15/17		255	258,799
Series 2012-1A, Class B, 2.26%,
10/16/17		250	250,020
Series 2012-1A, Class C, 3.38%,
10/16/17		265	265,045
Series 2012-1A, Class D, 4.94%,
7/16/18		250	250,356
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%,
9/15/15 (b)		165	166,038
Series 2010-5, Class D, 2.41%,
9/15/15 (b)		85	85,526
Series 2011-2, Class C, 2.37%,
9/15/15		210	210,326
Series 2011-2, Class D, 2.86%,
9/15/15		145	145,216
Series 2012-1, Class B, 1.14%,
1/15/16 (c)		100	99,999
Series 2012-1, Class C, 1.74%,
1/15/16 (c)		250	249,997
Series 2012-1, Class D, 2.34%,
1/15/16 (c)		235	234,997
Series 2012-2, Class C, 2.86%,
1/15/19		100	100,817
Series 2012-2, Class D, 3.50%,
1/15/19		105	105,837
Globaldrive BV, Series 2008-2,
Class A, 4.00%, 10/20/16	EUR	56	70,839
Hyundai Auto Receivables Trust,
Series 2012-A, Class D, 2.61%, 5/15/18	USD	150	150,992

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	23

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Morgan Stanley ABS Capital I,
Series 2005-HE1, Class A2MZ,
0.55%, 12/25/34 (c)	USD	78	$67,121
Nelnet Student Loan Trust (c):
Series 2006-1, Class A5, 0.58%,
8/23/27		285	269,590
Series 2008-3, Class A4, 2.12%,
11/25/24		330	342,834
New Century Home Equity Loan Trust, Series
2005-2, Class A2MZ, 0.51%, 6/25/35 (c)		231	228,162
PFS Financing Corp., Series 2012-AA, Class A,
1.44%, 2/15/16 (b)(c)		250	250,912
RAAC, Series 2005-SP2, Class 2A, 0.55%,
6/25/44 (c)		510	370,857
Santander Consumer Acquired Receivables
Trust (b):
Series 2011-S1A, Class B, 1.66%,
8/15/16		265	263,156
Series 2011-S1A, Class C, 2.01%,
8/15/16		214	212,039
Series 2011-WO, Class C, 3.19%,
10/15/15		316	317,774
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		505	523,132
Series 2011-1, Class D, 4.01%, 2/15/17		250	254,714
Series 2011-S1A, Class B, 1.48%,
5/15/17 (b)		206	205,085
Series 2011-S1A, Class D, 3.10%,
5/15/17 (b)		178	178,960
Series 2012-1, Class B, 2.72%, 5/16/16		135	137,204
Series 2012-1, Class C, 3.78%,
11/15/17		185	190,369
Series 2012-2, Class C, 3.20%, 2/15/18		425	429,486
Series 2012-2, Class D, 3.87%, 2/15/18		265	267,650
Series 2012-3, Class B, 1.94%,
12/15/16		500	500,240
Series 2012-3, Class C, 3.01%, 4/16/18		685	686,036
Series 2012-3, Class D, 3.64%, 5/15/18		565	566,773
Series 2012-4, Class C, 3.48%,
12/15/17 (d)		20	19,995
Series 2012-4, Class D, 4.18%,
6/15/18 (d)		25	24,996
Scholar Funding Trust, Series 2011-A, Class A,
1.37%, 10/28/43 (b)(c)		285	278,940
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.67%,
6/15/21 (c)		365	353,433
Series 2008-5, Class A4, 2.17%,
7/25/23 (c)		195	202,793
Series 2011-C, Class A2B, 4.54%,
10/17/44 (b)		200	212,157
Series 2012-A, Class A1, 1.64%,
8/15/25 (b)(c)		180	181,037
Series 2012-A, Class A2, 3.83%,
1/17/45 (b)		185	191,366
Series 2012-C, Class A1, 1.34%,
8/15/23 (b)(c)		415	415,328
Series 2012-C, Class A2, 3.31%,
10/15/46 (b)		635	639,049
Soundview Home Equity Loan Trust, Series
2005-OPT3, Class A4, 0.55%, 11/25/35 (c)		860	805,150
Structured Asset Investment Loan Trust, Series
2004-8, Class M4, 1.75%, 9/25/34 (c)		101	48,011

Asset-Backed Securities		Par (000)	Value
Structured Asset Securities Corp. (c):
Series 2004-23XS, Class 2A1, 0.55%,
1/25/35	USD	201	$145,471
Series 2005-GEL2, Class A, 0.53%,
4/25/35		58	51,585
Total Asset-Backed Securities—3.4%			16,931,406

Corporate Bonds

Aerospace & Defense—0.0%
United Technologies Corp.:
3.10%, 6/01/22		95	99,547
4.50%, 6/01/42		90	98,856
			198,403
Auto Components—0.0%
BorgWarner, Inc., 4.63%, 9/15/20		140	152,483
Capital Markets—0.2%
Credit Suisse AG, 5.40%, 1/14/20		120	124,808
The Goldman Sachs Group, Inc., 5.75%,
1/24/22		640	675,587
			800,395
Chemicals—0.0%
The Dow Chemical Co., 4.13%, 11/15/21		200	214,521
Commercial Banks—0.9%
ABN Amro Bank NV, 6.38%, 4/27/21	EUR	100	125,534
Bank of Scotland Plc, 5.25%, 2/21/17 (b)	USD	300	330,039
Caisse Centrale Desjardins du Quebec (b):
2.55%, 3/24/16		270	284,163
1.60%, 3/06/17		250	252,802
Canadian Imperial Bank of Commerce, 2.60%,
7/02/15 (b)		280	294,487
CIT Group, Inc., 7.00%, 5/02/17 (b)		19	19,232
Commerzbank AG, 6.38%, 3/22/19	EUR	100	108,833
Eksportfinans ASA, 5.50%, 5/25/16	USD	200	196,529
HSBC Bank Brasil SA—Banco Multiplo, 4.00%,
5/11/16 (b)		760	771,400
HSBC Bank Plc, 3.10%, 5/24/16 (b)		430	444,019
HSBC Holdings Plc, 6.10%, 1/14/42		175	214,318
Sparebank 1 Boligkreditt AS, 2.30%,
6/30/18 (b)		420	421,823
The Toronto-Dominion Bank, 1.63%,
9/14/16 (b)		380	387,051
Wells Fargo & Co., 3.50%, 3/08/22		580	596,798
			4,447,028
Construction Materials—0.0%
Lafarge SA, 7.13%, 7/15/36		74	73,260
Consumer Finance—0.1%
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		190	216,120
SLM Corp., 6.25%, 1/25/16		367	385,350
			601,470
Diversified Financial Services—1.5%
Bank of America Corp.:
6.50%, 8/01/16		175	192,174
3.88%, 3/22/17		295	300,516
7.63%, 6/01/19		175	205,779
5.70%, 1/24/22		790	870,022
Citigroup, Inc.:
4.59%, 12/15/15		2,030	2,123,534
4.45%, 1/10/17		120	125,789
JPMorgan Chase & Co., 3.15%, 7/05/16		610	627,326
JPMorgan Chase Bank NA, Series BKNT:
6.00%, 7/05/17		570	635,649
6.00%, 10/01/17		605	677,371

See Notes to Financial Statements.

24	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Reynolds Group Issuer, Inc. (b):
7.88%, 8/15/19	USD	410	$443,825
6.88%, 2/15/21		320	332,800
Tiers Trust, 2.22%, 5/12/14 (b)(c)		1,100	1,100,000
			7,634,785
Diversified Telecommunication Services—0.2%
Level 3 Financing, Inc., 8.13%, 7/01/19		233	239,116
Verizon Communications, Inc.:
6.10%, 4/15/18		127	154,724
3.50%, 11/01/21		290	308,754
6.40%, 2/15/38		313	406,453
			1,109,047
Electric Utilities—0.9%
Alabama Power Co., 3.95%, 6/01/21		280	306,143
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		85	113,596
5.95%, 12/15/36		136	153,754
Duke Energy Carolinas LLC, 4.25%, 12/15/41		205	220,993
Florida Power & Light Co., 5.95%, 2/01/38		325	431,752
Georgia Power Co., 3.00%, 4/15/16		445	475,839
Hydro-Quebec:
8.40%, 1/15/22		412	596,048
8.05%, 7/07/24		1,180	1,745,434
Jersey Central Power & Light Co., 7.35%,
2/01/19		135	171,079
Trans-Allegheny Interstate Line Co., 4.00%,
1/15/15 (b)		140	147,031
			4,361,669
Energy Equipment & Services—0.6%
Ensco Plc:
3.25%, 3/15/16		90	94,507
4.70%, 3/15/21		200	217,848
MEG Energy Corp., 6.50%, 3/15/21 (b)		555	566,794
Peabody Energy Corp., 6.25%, 11/15/21 (b)		245	242,550
Pride International, Inc., 6.88%, 8/15/20		125	153,371
Transocean, Inc.:
5.05%, 12/15/16		450	488,090
6.00%, 3/15/18		340	379,782
6.50%, 11/15/20		640	725,945
			2,868,887
Food Products—0.2%
Kraft Foods Group, Inc. (b):
3.50%, 6/06/22		272	279,116
5.00%, 6/04/42		72	76,203
Kraft Foods, Inc.:
6.50%, 8/11/17		165	200,192
6.50%, 2/09/40		300	385,377
			940,888
Health Care Equipment & Supplies—0.2%
Boston Scientific Corp., 6.25%, 11/15/15		723	809,758
Health Care Providers & Services—0.2%
HCA, Inc.:
6.50%, 2/15/20		210	227,587
7.25%, 9/15/20		215	236,500
Tenet Healthcare Corp.:
6.25%, 11/01/18		280	296,100
8.88%, 7/01/19		170	190,825
UnitedHealth Group, Inc., 3.38%, 11/15/21		90	94,655
			1,045,667
Hotels, Restaurants & Leisure—0.2%
MGM Resorts International:
10.38%, 5/15/14		230	259,325
11.13%, 11/15/17		310	347,975

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Wyndham Worldwide Corp., 4.25%, 3/01/22	USD	375	$377,603
			984,903
Independent Power Producers & Energy Traders—0.2%
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		655	712,313
Exelon Generation Co. LLC, 4.25%,
6/15/22 (b)		121	121,388
Laredo Petroleum, Inc., 7.38%, 5/01/22 (b)		180	187,200
			1,020,901
Industrial Conglomerates—0.0%
Sequa Corp., 11.75%, 12/01/15 (b)		150	158,250
Insurance—1.5%
Allianz Finance II BV, 5.75%, 7/08/41 (c)	EUR	300	341,940
American International Group, Inc.:
3.80%, 3/22/17	USD	465	474,016
5.45%, 5/18/17		210	227,973
4.88%, 6/01/22		535	547,424
AXA SA, 5.25%, 4/16/40 (c)	EUR	200	201,738
Fairfax Financial Holdings Ltd., 5.80%,
5/15/21 (b)	USD	194	189,915
Hartford Financial Services Group, Inc., 6.00%,
1/15/19		200	214,235
Hartford Life Global Funding Trusts, 0.65%,
6/16/14 (c)		1,050	1,030,747
ING Verzekeringen NV, 2.51%, 6/21/21 (c)	EUR	40	47,436
Lincoln National Corp., 7.00%, 6/15/40	USD	180	212,309
Manulife Financial Corp., 3.40%, 9/17/15		400	411,070
Metropolitan Life Global Funding I (b):
2.88%, 9/17/12		675	677,828
2.50%, 1/11/13		1,440	1,453,471
5.13%, 6/10/14		375	402,137
Muenchener Rueckversicherungs AG, 6.00%,
5/26/41 (c)	EUR	200	247,990
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	480	516,774
5.38%, 6/21/20		340	376,239
			7,573,242
IT Services—0.0%
First Data Corp. (b):
7.38%, 6/15/19		115	117,300
8.25%, 1/15/21		40	40,000
			157,300
Machinery—0.1%
Joy Global, Inc., 5.13%, 10/15/21		125	137,225
UR Merger Sub Corp., 7.63%, 4/15/22 (b)		440	460,900
			598,125
Media—1.3%
CBS Corp.:
4.63%, 5/15/18		90	98,203
8.88%, 5/15/19		155	204,970
5.75%, 4/15/20		140	162,831
CCH II LLC, 13.50%, 11/30/16		550	613,250
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		111	120,712
Series B, 9.25%, 12/15/17		453	493,770
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/22		100	145,572
Comcast Corp.:
5.88%, 2/15/18		328	387,852
6.45%, 3/15/37		113	137,419
4.65%, 7/15/42		327	327,150
Cox Communications, Inc., 8.38%,
3/01/39 (b)		623	876,743

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	25

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
CSC Holdings LLC, 8.50%, 4/15/14	USD	169	$185,900
DIRECTV Holdings LLC:
6.38%, 3/01/41		258	295,394
5.15%, 3/15/42		117	117,755
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		208	218,400
NBC Universal Media LLC:
5.15%, 4/30/20		510	585,516
4.38%, 4/01/21		490	539,062
News America, Inc., 6.40%, 12/15/35		15	17,295
Time Warner Cable, Inc.:
5.88%, 11/15/40		235	263,009
5.50%, 9/01/41		290	315,546
Time Warner, Inc., 4.70%, 1/15/21		110	122,576
Virgin Media Secured Finance Plc, 6.50%,
1/15/18		295	320,812
			6,549,737
Metals & Mining—0.2%
Freeport-McMoRan Copper & Gold, Inc.,
2.15%, 3/01/17		95	93,665
Newcrest Finance Property Ltd., 4.45%,
11/15/21 (b)		205	210,362
Novelis, Inc., 8.75%, 12/15/20		420	452,550
			756,577
Multi-Utilities—0.1%
Dominion Resources, Inc., 1.95%, 8/15/16		365	371,948
Multiline Retail—0.3%
Dollar General Corp., 11.88%, 7/15/17 (c)		440	466,954
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		490	564,804
7.45%, 7/15/17		353	429,832
			1,461,590
Oil, Gas & Consumable Fuels—1.9%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		719	815,905
6.38%, 9/15/17		547	635,414
BP Capital Markets Plc, 3.13%, 10/01/15		180	191,363
Consol Energy, Inc., 8.25%, 4/01/20		116	121,800
El Paso Pipeline Partners Operating Co. LLC,
6.50%, 4/01/20		340	394,596
Energy Transfer Partners LP, 6.50%, 2/01/42		450	482,238
Enterprise Products Operating LLC:
6.13%, 10/15/39		250	283,206
Series L, 6.30%, 9/15/17		350	417,765
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)		235	300,137
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		400	463,844
6.55%, 9/15/40		60	68,429
6.38%, 3/01/41		80	91,210
Linn Energy LLC, 6.25%, 11/01/19 (b)		375	367,500
Marathon Petroleum Corp., 6.50%, 3/01/41		396	450,037
MidAmerican Energy Holdings Co., 5.95%,
5/15/37		500	620,171
Nexen, Inc., 7.50%, 7/30/39		250	291,372
Petrobras International Finance Co.:
3.88%, 1/27/16		740	764,006
5.75%, 1/20/20		755	825,878
Plains Exploration & Production Co., 10.00%,
3/01/16		65	70,850
Range Resources Corp.:
7.25%, 5/01/18		485	514,100
5.75%, 6/01/21		65	67,925
Rockies Express Pipeline LLC, 3.90%,
4/15/15 (b)		253	243,513
Valero Energy Corp., 6.63%, 6/15/37		120	134,554

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Western Gas Partners LP:
5.38%, 6/01/21	USD	362	$400,694
4.00%, 7/01/22		180	180,000
			9,196,507
Paper & Forest Products—0.1%
International Paper Co.:
4.75%, 2/15/22		340	371,123
6.00%, 11/15/41		255	287,492
			658,615
Pharmaceuticals—0.2%
Teva Pharmaceutical Finance Co. BV, Series 2,
3.65%, 11/10/21		115	120,954
Teva Pharmaceutical Finance II BV/Teva
Pharmaceutical Finance III LLC, 3.00%,
6/15/15		290	305,194
Teva Pharmaceutical Finance IV BV, 3.65%,
11/10/21		285	299,757
			725,905
Real Estate Investment Trusts (REITs)—0.3%
ERP Operating LP, 4.63%, 12/15/21		290	314,990
Hospitality Properties Trust, 5.63%, 3/15/17		171	182,090
Ventas Realty LP/Ventas Capital Corp., 4.75%,
6/01/21		165	171,408
Vornado Realty LP, 5.00%, 1/15/22		680	719,057
			1,387,545
Real Estate Management & Development—0.1%
Realogy Corp., 7.88%, 2/15/19 (b)(e)		355	347,013
Software—0.1%
racle Corp., 5.38%, 7/15/40		235	287,929
Specialty Retail—0.1%
QVC, Inc., 7.50%, 10/01/19 (b)		240	266,400
Thrifts & Mortgage Finance—0.1%
Northern Rock Asset Management Plc, 5.63%,
6/22/17 (b)		200	216,635
Radian Group, Inc., 5.38%, 6/15/15		720	500,400
			717,035
Transportation Infrastructure—0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
3.13%, 5/11/15 (b)		375	377,242
Wireless Telecommunication Services—0.5%
America Movil SAB de CV, 2.38%, 9/08/16		480	492,432
Cricket Communications, Inc., 7.75%, 5/15/16		251	266,374
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		920	1,065,007
MetroPCS Wireless, Inc., 7.88%, 9/01/18		15	15,562
SBA Tower Trust, 5.10%, 4/15/42 (b)		220	241,012
Sprint Capital Corp., 6.88%, 11/15/28		100	80,500
Sprint Nextel Corp., 9.00%, 11/15/18 (b)		390	435,825
			2,596,712
Total Corporate Bonds—12.4%			61,451,737

Foreign Agency Obligations
Brazilian Government International Bond,
7.13%, 1/20/37		100	144,250
Deutsche Bundesrepublik Inflation Linked Bond,
0.10%, 4/15/23	EUR	2,168	2,772,502
Kreditanstalt fuer Wiederaufbau, 1.38%,
7/15/13	USD	335	338,307
Mexico Government International Bond:
6.38%, 1/16/13		157	161,396
5.63%, 1/15/17		190	221,113
5.13%, 1/15/20		555	650,737

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value

Peruvian Government International Bond,
6.55%, 3/14/37	USD	70	$95,270
Poland Government International Bond:
6.38%, 7/15/19		70	82,449
5.13%, 4/21/21		285	315,067
Province of Manitoba Canada, 1.75%,
5/30/19		525	527,656
Russia Government International Bond,
7.50%, 3/31/30 (f)		829	995,469
South Africa Government International Bond,
5.50%, 3/09/20		300	345,750
Turkey Government International Bond:
7.00%, 3/11/19		140	162,750
5.63%, 3/30/21		220	240,075
6.25%, 9/26/22		200	226,500
Total Foreign Agency Obligations—1.5%			7,279,291

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations—1.1%
Countrywide Alternative Loan Trust, Series
2006-0A21, Class A1, 0.43%, 3/20/47 (c)		2,125	1,085,969
Countrywide Home Loan Mortgage
Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.45%,
4/25/46 (c)		228	121,251
Series 2006-0A5, Class 3A1, 0.45%,
4/25/46 (c)		354	214,163
Series 2007-J3, Class A10, 6.00%,
7/25/37		1,044	772,572
Credit Suisse Mortgage Capital Certificates,
Class 2A1 (b)(c):
Series 2011-2R, 2.63%, 7/27/36		669	641,594
Series 2011-5R, 2.88%, 8/27/46		500	429,228
Deutsche ALT-A Securities, Inc. Alternate Loan
Trust, Series 2007-1, Class 1A3B, 0.39%,
8/25/37 (c)		1,703	1,053,883
First Horizon Asset Securities, Inc., Series
2005-AR3, Class 3A1, 3.82%, 8/25/35 (c)		144	123,835
Impac Secured Assets CMN Owner Trust, Series
2004-3, Class 1A4, 1.05%, 11/25/34 (c)		93	89,005
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
6/25/21		47	44,438
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		46	43,652
Residential Accredit Loans, Inc., Series
2006-Q02, Class A1, 0.47%, 2/25/46 (c)		278	103,949
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR18, Class 2A1, 5.35%,
11/25/36 (c)		1,033	853,067
			5,576,606
Commercial Mortgage-Backed Securities—3.7%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN, 1.99%,
11/15/15 (b)(c)		833	789,048
Banc of America Merrill Lynch
Commercial Mortgage, Inc.:
Series 2003-2, Class A3, 4.87%,
3/11/41 (c)		1,039	1,053,016
Series 2006-5, Class AAB, 5.38%,
9/10/47		811	851,801
Series 2007-1, Class A4, 5.45%,
1/15/49		320	362,059

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Banc of America Merrill Lynch
Commercial Mortgage, Inc. (concluded):
Series 2007-1, Class AMFX, 5.48%,
1/15/49 (c)	USD	30	$30,666
Series 2007-3, Class A4, 5.81%,
6/10/49 (c)		280	316,335
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%,
12/11/40 (c)		70	73,128
Series 2007-PW17, Class A3, 5.74%,
6/11/50		590	616,868
Citigroup Commercial Mortgage Trust, Series
2008-C7, Class A4, 6.28%, 12/10/49 (c)		930	1,085,053
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2006-CD3, Class AM, 5.65%,
10/15/48		250	258,775
Commercial Mortgage Pass-Through
Certificates, Series 2006-C8, Class AM,
5.35%, 12/10/46		275	281,007
DBRR Trust, Series 2011-C32,
Class A3A, 5.93%, 6/17/49 (b)(c)		205	230,855
Extended Stay America Trust, Series
2010-ESHA, Class D, 5.50%, 11/05/27 (b)		260	262,418
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C3, Class AAB, 4.70%,
12/10/41		1,488	1,537,116
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class AJ, 6.07%,
7/10/38 (c)		160	142,019
GS Mortgage Securities Corp. II, Series
2007-GG10, Class A4, 5.98%, 8/10/45 (c)		905	1,004,382
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2004-CB8, Class A1A, 4.16%,
1/12/39 (b)		506	521,463
Series 2004-LN2, Class A2, 5.12%,
7/15/41		480	509,458
Series 2006-CB14, Class AM, 5.64%,
12/12/44 (c)		180	183,049
Series 2007-CB18, Class A3, 5.45%,
6/12/47		388	408,870
Series 2008-C2, Class ASB, 6.13%,
2/12/51 (c)		515	549,296
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A1A, 4.48%,
10/15/29		736	761,571
Series 2007-C1, Class AM, 5.46%,
2/15/40		175	182,534
Series 2007-C6, Class A4, 5.86%,
7/15/40 (c)		235	268,385
Series 2007-C7, Class A3, 5.87%,
9/15/45 (c)		430	492,882
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-9, Class A4,
5.70%, 9/12/49		680	746,597
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (b)(c)		270	281,964
Series 2003-IQ4, Class A2, 4.07%,
5/15/40		1,349	1,371,694
Series 2007-HQ12, Class A2FX, 5.78%,
4/12/49 (c)		378	397,788
Series 2007-XLC1, Class A2, 0.56%,
7/17/17		304	285,372
Series 2012-XA, Class A, 2.00%,
7/27/49		397	397,764

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	27

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley Reremic Trust (b):
Series 2009-IO, Class B, 2.50%,
7/17/56	USD	380	$330,600
Series 2011-IO, Class A, 2.50%,
3/23/51		145	145,871
RBSCF Trust, Series 2010-RR3, Class WBTA,
6.10%, 2/16/51 (b)(c)		1,010	1,126,629
S2 Hospitality LLC,
Series 2012-LV1, Class A, 4.50%,
4/15/25 (b)		350	351,676
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4, 3.53%,
5/10/63 (d)		170	172,677
			18,380,686
Interest Only Commercial Mortgage-Backed Securities—0.2%
Commercial Mortgage Pass Through
Certificates, Series 2012-CR1, Class XA,
2.45%, 5/15/45 (c)		2,750	379,684
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2012-CBX, Class XA,
2.07%, 6/16/45 (c)		1,300	148,559
Morgan Stanley Capital I, Series 2012-C4,
Class XA, 2.89%, 3/15/45 (b)(c)		2,437	366,767
			895,010
Total Non-Agency Mortgage-Backed Securities—5.0%			24,852,302

Taxable Municipal Bonds
New York City Municipal Water Finance
Authority, Refunding RB, Second General
Resolution, Series EE:
5.38%, 6/15/43		215	246,843
5.50%, 6/15/43		255	296,323
Total Taxable Municipal Bonds—0.1%			543,166

US Government Sponsored Agency Securities
Agency Obligations—0.7%
Fannie Mae:
5.25%, 8/01/12		1,050	1,054,213
2.91%, 10/09/19 (g)		650	526,871
Federal Home Loan Bank of Chicago, 5.63%,
6/13/16		450	518,615
Tennessee Valley Authority, 5.25%, 9/15/39		975	1,271,264
			3,370,963
Collateralized Mortgage Obligations—0.3%
Freddie Mac Mortgage-Backed Securities:
Series K013, Class A2, 3.97%, 1/25/21 (c)		570	639,262
Series K017, Class A2, 2.87%, 12/25/21		1,045	1,090,916
			1,730,178
Commercial Mortgage-Backed Securities—0.0%
Freddie Mac Mortgage-Backed Securities,
Series K706, Class C, 4.02%, 11/25/44 (b)(c)		90	78,137
Federal Deposit Insurance Corporation Guaranteed—0.1%
General Electric Capital Corp., 2.13%, 12/21/12		410	413,534
Interest Only Collateralized Mortgage Obligations—0.0%
Freddie Mac Mortgage-Backed Securities,
Series K707, Class X1, 1.70%, 12/25/18 (c)		1,344	110,901
Mortgage-Backed Securities—26.8%
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/42 (h)		5,500	5,640,078

US Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
Fannie Mae Mortgage-Backed Securities (concluded):
3.09%, 3/01/41 (c)	USD	233	$243,931
3.15%, 3/01/41 (c)		278	289,948
3.31%, 12/01/40 (c)		367	386,567
3.33%, 6/01/41 (c)		399	419,557
3.48%, 9/01/41 (c)		286	301,087
3.50%, 11/01/26–7/01/42 (h)		16,033	16,915,741
4.00%, 2/01/25–7/01/42 (h)		26,758	28,626,633
4.50%, 2/01/25–7/01/42 (h)		16,651	17,939,711
4.79%, 8/01/38 (c)		481	514,887
5.00%, 9/01/33–7/01/42 (h)		5,348	5,808,982
5.50%, 9/01/34–7/01/42 (h)		6,094	6,679,896
6.00%, 12/01/27–7/01/42 (h)		25,955	28,549,650
6.50%, 5/01/40		2,068	2,335,296
Freddie Mac Mortgage-Backed Securities:
3.04%, 2/01/41 (c)		307	321,450
4.00%, 7/01/42 (h)		300	318,328
4.50%, 7/01/42 (h)		600	640,641
5.00%, 3/01/38–7/01/42 (h)(i)		5,100	5,483,890
5.50%, 4/01/38–1/01/40		92	100,080
6.00%, 1/01/34		409	458,330
Ginnie Mae Mortgage-Backed Securities:
4.00%, 7/01/42 (h)		2,000	2,184,062
4.50%, 7/01/42 (h)		3,600	3,935,812
5.00%, 7/01/42 (h)		3,900	4,291,219
7.50%, 3/15/32		8	9,943
			132,395,719
Total US Government Sponsored Agency Securities—27.9%			138,099,432

US Treasury Obligations

US Treasury Bonds:
3.13%, 2/15/42		4,278	4,594,837
3.00%, 5/15/42 (e)		11,307	11,842,319
US Treasury Inflation Indexed Bonds:
2.13%, 2/15/41		914	1,304,419
0.75%, 2/15/42		733	768,977
US Treasury Notes:
0.25%, 5/31/14		610	609,237
0.50%, 8/15/14 (j)		595	596,999
2.50%, 4/30/15		610	645,695
0.38%, 6/15/15		6,330	6,324,563
0.63%, 5/31/17 (e)		6,195	6,166,447
0.63%, 6/30/17		10,340	10,350,505
1.13%, 5/31/19		340	340,531
1.00%, 6/30/19		340	337,291
1.75%, 5/15/22 (e)(j)		16,362	16,494,941
Total US Treasury Obligations—12.2%			60,376,761
Total Fixed Income Securities—62.5%			309,534,095

Preferred Securities

Capital Trusts
Capital Markets—0.0%
State Street Capital Trust IV, 1.47%, 6/01/67 (c)		40	28,875
Commercial Banks—0.1%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (c)		295	293,156
JPMorgan Chase Capital XXV, Series Y, 6.80%,
10/01/37		125	125,000
			418,156

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value
Consumer Finance—0.1%
Capital One Capital V, 10.25%, 8/15/39	USD	125	$127,500
Capital One Capital VI, 8.88%, 5/15/40		385	391,256
			518,756
Insurance—0.2%
American International Group, Inc., 8.18%,
5/15/68 (c)		105	113,925
MetLife Capital Trust IV, 7.88%, 12/15/67 (b)		415	460,650
Swiss Re Capital I LP, 6.85% (b)(c)(k)		300	276,367
XL Group Plc, Series E, 6.50% (c)(k)		315	255,937
			1,106,879
Total Capital Trusts—0.4%			2,072,666

Preferred Stocks		Shares
Thrifts & Mortgage Finance—0.0%
Fannie Mae, 0.00% (a)(c)		10,000	16,300
Freddie Mac, 0.00% (a)(c)		10,000	21,700
Total Preferred Stocks—0.0%			38,000

Trust Preferred
Commercial Banks—0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		8,773	236,585
Total Preferred Securities—0.5%			2,347,251
Total Long-Term Investments
(Cost—$585,711,913)—123.6%			611,441,747

Options Purchased		Contracts
Exchange-Traded Call Options—0.0%
Euro-Dollar 3-Year Mid-Curve Options, Strike
Price USD 99.00, Expires 8/10/12		122	13,725
Exchange-Traded Put Options—0.0%
10-Year US Treasury Note, Strike Price USD
131.00, Expires 7/27/12		96	10,500

		Notional Amount (000)
Over-the-Counter Interest-Rate Put Swaptions—0.0%
Pay a fixed rate of 2.15% and receive a floating
rate based on 3-month LIBOR, Expires
07/27/12, Broker Deutsche Bank AG	USD	3,800	3,165
Pay a fixed rate of 2.70% and receive a floating
rate based on 3-month LIBOR, Expires
07/23/12, Broker Deutsche Bank AG		1,800	2
Pay a fixed rate of 4.50% and receive a floating
rate based on 3-month LIBOR, Expires
03/20/17, Broker Deutsche Bank AG		1,200	31,586
Pay a fixed rate of 2.13% and receive a floating
rate based on 3-month LIBOR, Expires
03/21/13, Broker Deutsche Bank AG		3,300	5,151
Pay a fixed rate of 2.15% and receive a floating
rate based on 3-month LIBOR, Expires
07/27/12, Broker Deutsche Bank AG		1,000	833
			40,737
Total Options Purchased (Cost—$261,661)—0.0%			64,962
Total Investments Before TBA Sale
Commitments and Options Written
(Cost—$585,973,574)—123.6%			611,506,709

TBA Sale Commitments (h)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities
3.00%, 7/15/42	USD	5,000	$(5,127,344)
3.50%, 7/15/27–7/15/42		11,400	(11,992,860)
4.00%, 7/15/42		21,200	(22,556,157)
4.50%, 7/15/42		2,800	(3,003,437)
5.00%, 7/15/42		1,100	(1,190,406)
5.50%, 7/15/42		1,600	(1,745,250)
6.00%, 7/15/42		16,200	(17,802,281)
Freddie Mac Mortgage-Backed Securities:
4.50%, 7/15/42		300	(320,391)
5.00%, 7/15/42		3,400	(3,654,469)
Total TBA Sale Commitments
(Proceeds—$67,251,723)—(13.6)%			(67,392,595)

Options Written		Contracts
Exchange-Traded Call Options—(0.0)%
Euro-Dollar 3-Year Mid-Curve
Options, Strike Price USD 99.13,
Expires 8/10/12		122	(4,575)
Exchange-Traded Put Options—(0.0)%
10-Year US Treasury Note, Strike Price USD
129.50, Expires 7/27/12		96	(3,000)
		Notional Amount (000)
Over-the-Counter Interest-Rate Call Swaptions—(0.0)%
Pay a fixed rate of 3.65% and receive a floating
rate based on 3-month LIBOR, Expires
3/27/17, Broker JPMorgan Chase & Co.	USD	500	(52,067)
Pay a fixed rate of 1.25% and receive a floating
rate based on 3-month LIBOR, Expires
6/20/14, Broker Barclays Plc		1,600	(14,094)
			(66,161)
Over-the-Counter Interest-Rate Put Swaptions—(0.0)%
Receive a fixed rate of 2.40% and pay a
floating rate based on 3-month LIBOR,
Expires 7/27/12, Broker Deutsche Bank AG		3,800	(439)
Receive a fixed rate of 3.65% and pay a
floating rate based on 3-month LIBOR,
Expires 3/27/17, Broker JPMorgan Chase & Co.		500	(21,124)
Receive a fixed rate of 6.00% and pay a
floating rate based on 3-month LIBOR,
Expires 3/20/17, Broker Deutsche Bank AG		2,400	(31,746)
Receive a fixed rate of 1.55% and pay a
floating rate based on 3-month LIBOR,
Expires 10/29/12, Broker Morgan Stanley		3,000	(2,842)
Receive a fixed rate of 2.25% and pay a
floating rate based on 3-month LIBOR,
Expires 6/20/14, Broker Barclays Plc		1,600	(18,722)
Receive a fixed rate of 2.40% and pay a
floating rate based on 3-month LIBOR,
Expires 7/27/12, Broker Deutsche Bank AG		1,000	(115)
			(74,988)
Total Options Written
(Premiums Received—$238,188)—(0.0)%			(148,724)
Total Investments, Net of TBA Sale
Commitments and Options Written—110.0%			543,965,390
Liabilities in Excess of Other Assets—(10.0)%			(49,180,001)
Net Assets—100.0%			$494,785,389

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	29

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Variable rate security. Rate shown is as of report date.
(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Plc	$44,991	—
UBS AG	$172,677	—

(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp	—	$(363)
Barclays Plc	—	$1,074
BNP Paribas SA	—	$(1,727)
Citigroup, Inc.	$932,375	$(23,938)
Credit Suisse Group AG	$(7,035,078)	$(37,629)
Deutsche Bank AG.	$(1,383,484)	$805
Goldman Sachs Group, Inc	$3,952,343	$(28,688)
JPMorgan Chase & Co	$664,406	$4,457
Morgan Stanley	$475,047	$(4,891)
Nomura Trust and Banking Co., Ltd	$4,291,219	$(19,414)
Royal Bank of Scotland Group Plc	$630,656	$1,180
UBS AG	—	$484
Wells Fargo & Co	$(1,267,875)	$(750)

(i)	All or a portion of security has been pledged as collateral in connection with swaps.
(j)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(k)	Security is perpetual in nature and has no stated maturity date.
•	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class.	953,832	(953,832)	—	$1,117

• Reverse repurchase agreements outstanding as of June 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Deutsche Bank AG	(2.00)%	6/26/12	Open	$319,616	$319,687
Credit Suisse Group AG	(0.09)%	6/29/12	7/02/12	15,999,878	15,999,998
BNP Paribas SA	(0.08)%	6/29/12	7/02/12	6,202,702	6,202,744
BNP Paribas SA	0.01%	6/29/12	7/02/12	11,837,404	11,837,394
Total				$34,359,600	$34,359,823

• Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
22	10-Year Australian Treasury Bond	Australian Securities Exchange	September 2012	USD	2,824,931	$(18,928)
48	30-Year US Treasury Bond	Chicago Board of Trade	September 2012	USD	7,102,500	(44,043)
74	2-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	16,293,875	(3,356)
16	90-Day Euro-Dollar	Chicago Mercantile	December 2012	USD	3,979,800	946
2	90-Day Euro-Dollar	Chicago Mercantile	December 2014	USD	495,925	107
24	90-Day Euro-Dollar	Chicago Mercantile	March 2015	USD	5,946,300	(266)
25	90-Day Euro-Dollar	Chicago Mercantile	June 2015	USD	6,187,188	(1,312)
25	90-Day Euro-Dollar	Chicago Mercantile	September 2015	USD	6,179,375	(1,783)
36	90-Day Euro-Dollar	Chicago Mercantile	December 2015	USD	8,885,250	(3,690)
Total						$(72,325)

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

• Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
36	Euro-Bund	Eurex	September 2012	USD	6,419,118	$85,201
70	3-Year Australian Treasury Bond	Australian Securities Exchange	September 2012	USD	7,908,966	31,682
79	10-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	10,536,625	10,969
96	Ultra Long US Treasury Bond	Chicago Board of Trade	September 2012	USD	16,017,000	(216,537)
35	5-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	4,338,906	(403)
42	90-Day Australia Bank Bill	Australian Securities Exchange	December 2012	USD	42,667,153	10,993
2	90-Day Euro-Dollar	Chicago Mercantile	March 2013	USD	497,375	(238)
36	3-Month Canadian Bankers Acceptance	Montreal Exchange	June 2013	USD	8,730,380	(38,382)
1	90-Day Euro-Dollar	Chicago Mercantile	March 2014	USD	248,425	(40)
Total						$(116,755)

• Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	880,481	EUR	667,000	JPMorgan Chase & Co.	7/25/12	$36,246
USD	2,801,882	EUR	2,168,000	Royal Bank of Scotland Group Plc	7/25/12	57,803
Total						$94,049

• Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Eastman Chemical Co.	0.68%	Morgan Stanley	9/20/13	USD	690	$(4,238)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	USD	720	188,582
Sara Lee Corp.	1.00%	JPMorgan Chase & Co.	3/20/17	USD	242	7
Total						$184,351

• Credit default swaps on single-name issues—sold protection outstanding as of June 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	220	$1,987
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A-	USD	270	2,068
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A-	USD	165	23
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	USD	158	(497)
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	USD	175	408
MetLife, Inc.	1.00%	Bank of America Corp.	3/20/17	A-	USD	220	(3,784)
MetLife, Inc.	1.00%	Citibank NA	3/20/17	A-	USD	190	(3,268)
MetLife, Inc.	1.00%	UBS AG	3/20/17	A-	USD	135	(2,322)
Total							$(5,385)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of agreement.

• Credit default swaps on traded indexes—buy protection outstanding as of June 30, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Dow Jones CDX Emerging
Markets Series 14, Version 1	5.00%	Morgan Stanley	12/20/15	USD	510	$3,891
Dow Jones CDX North America
Investment Grade Index Series 16, Version 1	1.00%	Credit Suisse Group AG	6/20/16	USD	230	(2,434)
Dow Jones CDX North America
Investment Grade Index Series 16, Version 1	1.00%	JPMorgan Chase & Co.	6/20/16	USD	13	(113)
Dow Jones CDX North America
Investment Grade Index Series 17, Version 1	1.00%	Morgan Stanley	12/20/16	USD	2,270	(19,372)
MCDX North America Series 16, Version 1	1.00%	Morgan Stanley	6/20/21	USD	1,120	36,141
Total						$18,113

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	31

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

• Credit default swaps on traded indexes—sold protection outstanding as of June 30, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Deutsche Bank AG	6/20/17	B+	USD	1,064	$7,815
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Deutsche Bank AG	6/20/17	B+	USD	559	6,766
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Morgan Stanley	6/20/17	B+	USD	559	8,158
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Morgan Stanley	6/20/17	B+	USD	1,119	5,875
MCDX North America Series 14	0.00%	Goldman Sachs Group, Inc.	6/20/20	AA	USD	560	(13,316)
Markit CMBX North America AM Index Series 2	0.50%	Deutsche Bank AG	3/15/49	A-	USD	270	5,255
Markit CMBX North America AAA Index Series 3	0.08%	Morgan Stanley	12/13/49	A+	USD	310	11,761
Markit CMBX North America AAA Index Series 4	0.35%	Morgan Stanley	2/17/51	A-	USD	310	9,475
Total							$41,789

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of agreement.

• Interest rate swaps outstanding as of June 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[3]	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	500	$(5,390)
1.72%[3]	3-month CBA	Deutsche Bank AG	5/03/14	CAD	5,355	(23,283)
1.72%[3]	3-month CBA	Morgan Stanley	5/03/14	CAD	5,355	(23,283)
0.54%[4]	3-month LIBOR	Barclays Plc	6/26/14	USD	7,500	(1,426)
0.56%[3]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	16,000	(1,781)
0.55%[3]	3-month LIBOR	Credit Suisse Group AG	7/03/14	USD	8,300	—
1.39%[3]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	3,000	(66,044)
1.39%[3]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	7,000	(154,103)
1.09%[3]	3-month LIBOR	Morgan Stanley	5/09/17	USD	300	(2,139)
1.11%[3]	3-month LIBOR	Deutsche Bank AG	5/24/17	USD	500	(3,760)
2.57%[4]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	23,838
3.27%[3]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	550	(75,238)
2.36%[3]	3-month LIBOR	Citibank NA	3/26/22	USD	1,000	(55,732)
2.08%[4]	3-month LIBOR	Deutsche Bank AG	4/18/22	USD	500	14,905
2.82%[3]	3-month CBA	Deutsche Bank AG	5/18/22	CAD	1,100	743
2.86%[3]	3-month CBA	Morgan Stanley	5/23/22	CAD	1,100	(724)
1.76%[3]	3-month LIBOR	Citibank NA	6/25/22	USD	900	1,577
1.72%[3]	3-month LIBOR	Deutsche Bank AG	7/02/22	USD	900	5,849
1.72%[4]	3-month LIBOR	Deutsche Bank AG	7/02/22	USD	700	(4,503)
Total						$(370,494)

[3]	Portfolio pays fixed interest rate and receives floating rate.
[4]	Portfolio pays floating interest rate and receives fixed rate.

• Total return swaps outstanding as of June 30, 2012 were as follows:

Reference Entity	Portfolio Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Change in Return of the Consumer
Price Index for All
Urban Consumers	Pays	2.18%[5]	Bank of America Corp.	10/06/21	USD	1,095	$(22,812)
Gross Return on the Markit IOS
5.00%, 30-year, fixed rate
Fannie Mae residential
mortgage-backed securities pool	Receives	1-month LIBOR	JPMorgan Chase & Co.	1/12/41	USD	664	(39)
Total							$(22,851)

5 Net payment made at termination.

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Balanced Capital Portfolio
Schedule of Investments (concluded)

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)
Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$299,560,401	—	—	$299,560,401
Asset-Backed Securities	—	$14,397,825	$2,533,581	16,931,406
Corporate Bonds	—	60,351,737	1,100,000	61,451,737
Foreign Agency Obligations	—	7,279,291	—	7,279,291
Non-Agency Mortgage-Backed Securities	—	24,137,702	714,600	24,852,302
Taxable Municipal Bonds	—	543,166	—	543,166
US Government Sponsored Agency Securities	—	138,099,432	—	138,099,432
US Treasury Obligations	—	60,376,761	—	60,376,761
Preferred Securities	274,585	2,072,666	—	2,347,251
Liabilities:
Investments:
TBA Sale Commitments	—	(67,392,595)	—	(67,392,595)
Total	$299,834,986	$239,865,985	$4,348,181	$544,049,152

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$288,212	—	$288,212
Foreign currency exchange contracts	—	94,049	—	94,049
Interest rate contracts	$164,123	87,649	—	251,772
Liabilities:
Credit contracts	—	(36,028)	$(13,316)	(49,344)
Interest rate contracts	(336,553)	(558,594)	—	(895,147)
Other contracts	—	(22,812)	—	(22,812)
Total	$(172,430)	$(147,524)	$(13,316)	$(333,270)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Portfolio’s assets and liabilities are held at carrying or face amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency	$130,058	—	—	$130,058
Liabilities:
Bank overdraft	—	$(2,016,517)	—	(2,016,517)
Reverse repurchase agreements	—	(34,359,823)	—	(34,359,823)
Total	$130,058	$(36,376,340)	—	$(36,246,282)

There were no transfers between levels during the period ended June 30, 2012.

Certain of the Portfolio’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	33

BlackRock Capital Appreciation Portfolio
Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense—6.8%
The Boeing Co.	76,910	$5,714,413
Precision Castparts Corp.	10,140	1,667,929
United Technologies Corp.	21,780	1,645,043
		9,027,385
Air Freight & Logistics—0.3%
United Parcel Service, Inc., Class B	4,971	391,516
Auto Components—0.3%
Allison Transmission Holdings, Inc.	23,800	417,928
Automobiles—0.7%
Tesla Motors, Inc. (a)(b)	29,990	938,387
Beverages—4.2%
The Coca-Cola Co.	50,880	3,978,307
PepsiCo, Inc.	23,450	1,656,977
		5,635,284
Biotechnology—3.6%
Biogen Idec, Inc. (a)	16,060	2,318,743
Celgene Corp. (a)	26,700	1,713,072
Gilead Sciences, Inc. (a)	14,400	738,432
		4,770,247
Capital Markets—1.7%
The Goldman Sachs Group, Inc.	14,100	1,351,626
Jefferies Group, Inc.	66,589	864,991
		2,216,617
Chemicals—2.5%
Celanese Corp., Series A	35,110	1,215,508
Monsanto Co.	24,960	2,066,189
		3,281,697
Commercial Banks—1.5%
Wells Fargo & Co.	58,610	1,959,918
Communications Equipment—4.5%
F5 Networks, Inc. (a)	8,800	876,128
QUALCOMM, Inc.	92,590	5,155,411
		6,031,539
Computers & Peripherals—11.1%
Apple, Inc. (a)	19,850	11,592,400
EMC Corp. (a)	64,200	1,645,446
Fusion-io, Inc. (a)(b)	24,287	507,355
NetApp, Inc. (a)	33,400	1,062,788
		14,807,989
Diversified Telecommunication Services—2.4%
Level 3 Communications, Inc. (a)(b)	28,300	626,845
Verizon Communications, Inc.	56,790	2,523,748
		3,150,593
Electrical Equipment—0.5%
Roper Industries, Inc.	7,300	719,634
Energy Equipment & Services—1.6%
National Oilwell Varco, Inc.	19,330	1,245,625
Noble Corp. (a)	25,400	826,262
		2,071,887
Food & Staples Retailing—3.7%
Costco Wholesale Corp.	36,100	3,429,500
Whole Foods Market, Inc.	15,429	1,470,692
		4,900,192
Health Care Equipment & Supplies—0.9%
Intuitive Surgical, Inc. (a)(b)	2,200	1,218,338
Health Care Providers & Services—3.6%
AmerisourceBergen Corp.	35,120	1,381,972
Cardinal Health, Inc.	23,750	997,500
Express Scripts Holding Co. (a)	42,435	2,369,146
		4,748,618

Common Stocks	Shares	Value
Health Care Technology—1.8%
Cerner Corp. (a)(b)	29,470	$2,435,990
Hotels, Restaurants & Leisure—4.4%
Las Vegas Sands Corp.	33,940	1,476,051
McDonald’s Corp.	24,700	2,186,691
Starbucks Corp.	41,500	2,212,780
		5,875,522
Household Durables—1.6%
Stanley Black & Decker, Inc.	32,460	2,089,126
Internet & Catalog Retail—5.2%
Amazon.com, Inc. (a)(b)	21,310	4,866,138
Priceline.com, Inc. (a)	3,100	2,060,012
		6,926,150
Internet Software & Services—4.2%
eBay, Inc. (a)(b)	45,530	1,912,715
Google, Inc., Class A (a)	3,440	1,995,441
Rackspace Hosting, Inc. (a)(b)	39,150	1,720,251
		5,628,407
IT Services—2.0%
VeriFone Systems, Inc. (a)(b)	25,247	835,423
Visa, Inc., Class A	14,630	1,808,707
		2,644,130
Machinery—5.1%
Danaher Corp.	68,840	3,585,187
Eaton Corp.	36,600	1,450,458
PACCAR, Inc.	22,600	885,694
Terex Corp. (a)	49,121	875,828
		6,797,167
Media—2.2%
CBS Corp., Class B	30,400	996,512
Comcast Corp., Class A	58,750	1,878,238
		2,874,750
Metals & Mining—0.9%
Freeport-McMoRan Copper & Gold, Inc.	34,660	1,180,866
Oil, Gas & Consumable Fuels—2.1%
Anadarko Petroleum Corp.	36,360	2,407,032
Noble Energy, Inc.	3,800	322,316
		2,729,348
Personal Products—0.4%
Herbalife Ltd.	12,165	587,934
Pharmaceuticals—4.2%
Johnson & Johnson	23,900	1,614,684
Merck & Co., Inc.	25,000	1,043,750
Pfizer, Inc.	72,400	1,665,200
Valeant Pharmaceuticals International, Inc. (a)	28,560	1,279,202
		5,602,836
Professional Services—0.6%
Manpower, Inc.	20,010	733,367
Real Estate Investment Trusts (REITs)—1.1%
American Tower Corp.	21,830	1,526,135
Semiconductors & Semiconductor Equipment—2.0%
Avago Technologies Ltd.	9,600	344,640
Broadcom Corp., Class A (a)	38,937	1,316,071
Xilinx, Inc.	30,200	1,013,814
		2,674,525
Software—6.8%
Microsoft Corp.	146,600	4,484,494
Red Hat, Inc. (a)	26,350	1,488,248
Salesforce.com, Inc. (a)(b)	13,987	1,933,843
VMware, Inc., Class A (a)	12,830	1,168,043
		9,074,628

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Capital Appreciation Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail—1.6%
Home Depot, Inc.	38,850	$2,058,662
Textiles, Apparel & Luxury Goods—2.6%
Coach, Inc.	18,770	1,097,670
Michael Kors Holdings Ltd. (a)	24,100	1,008,344
Under Armour, Inc., Class A (a)(b)	14,100	1,332,168
		3,438,182
Total Long-Term Investments
(Cost—$112,563,826)—98.7%		131,165,494

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.15% (c)(d)	2,305,314	2,305,314
	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market
Series, 0.26% (c)(d)(e)	$11,758	11,757,605
Total Short-Term Securities
(Cost—$14,062,919)—10.6%		14,062,919
Total Investments (Cost—$126,626,745)—109.3%		145,228,413
Liabilities in Excess of Other Assets—(9.3)%		(12,415,031)
Net Assets—100.0%		$132,813,382

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Net Activity	Shares/ Beneficial Interest Held at June 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class.	1,156,840	1,148,474	2,305,314	$ 482
BlackRock Liquidity
Series, LLC Money
Market Series	$3,662,039	$8,095,566	$11,757,605	$50,221

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)
Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$131,165,494	—	—	$131,165,494
Short-Term Securities	2,305,314	$11,757,605	—	14,062,919
Total	$133,470,808	$11,757,605	—	$145,228,413

1 See above Schedule of Investments for values in each industry.

Certain of the Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency	$433	—	—	$433s
Liabilities:
Collateral on securities loaned at value	—	$(11,757,605)	—	(11,757,605)
Total	$433	$(11,757,605)	—	$(11,757,172)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	35

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina—0.1%
IRSA Inversiones y Representaciones SA—ADR	2,588	$18,349
Pampa Energia SA—ADR	3,083	12,794
Tenaris SA—ADR	4,285	149,847
		180,990
Australia—0.6%
Asciano Ltd.	26,302	118,138
BHP Billiton Ltd.	11,137	362,758
CSL Ltd.	2,478	100,512
Newcrest Mining Ltd.	12,429	289,236
Orica Ltd.	6,502	165,617
Rio Tinto Ltd.	6,210	364,570
Telstra Corp. Ltd.	43,642	165,356
		1,566,187
Belgium—0.1%
RHJ International (a)	24,918	111,912
RHJ International—ADR	5,827	26,177
		138,089
Brazil—1.4%
Banco do Brasil SA	8,559	83,225
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, Preference Shares	10,558	420,533
Cia Energetica de Minas Gerais—ADR	15,855	292,049
Cosan Ltd.	31,991	405,966
Cyrela Brazil Realty SA	25,229	185,904
Hypermarcas SA	52,358	309,430
Itau Unibanco Holding SA, Preference Shares	17,231	242,701
MRV Engenharia e Participacoes SA	43,202	200,039
Petroleo Brasileiro SA—ADR	31,861	577,958
Qualicorp SA (a)	19,602	171,377
SLC Agricola SA	22,139	220,343
Telefonica Brasil—ADR	21,394	529,288
Tractebel Energia SA	6,841	126,534
		3,765,347
Canada—2.3%
Agnico-Eagle Mines Ltd.	3,798	153,667
Alamos Gold, Inc.	4,017	62,735
Bank of Nova Scotia	2,273	117,747
Barrick Gold Corp.	10,274	385,994
Brookfield Asset Management, Inc., Class A	6,184	204,690
Canadian Natural Resources Ltd.	11,246	301,955
Canadian Pacific Railway Ltd.	3,604	264,029
Canadian Pacific Railway Ltd.	595	43,668
Detour Gold Corp. (a)	5,715	115,131
Eldorado Gold Corp.	30,391	374,328
Goldcorp, Inc. (b)	23,327	876,629
Katanga Mining Ltd. (a)	12,174	7,892
Kinross Gold Corp.	6,051	49,316
Kinross Gold Corp.	27,308	222,895
Osisko Mining Corp. (a)	25,549	175,664
Potash Corp. of Saskatchewan, Inc.	24,667	1,077,701
Rogers Communications, Inc., Class B	5,154	186,626
Rogers Communications, Inc., Class B	837	30,344
Silver Wheaton Corp.	12,266	329,220
Sino-Forest Corp. (a)	13,958	—
Suncor Energy, Inc.	25,754	744,718
Talisman Energy, Inc.	11,736	134,524
Teck Resources Ltd., Class B	1,095	33,879
TELUS Corp.	2,088	125,391
The Toronto-Dominion Bank	500	39,132
Valeant Pharmaceuticals International, Inc.
(a)(b)	3,100	138,849
		6,196,724
Chile—0.0%
Sociedad Quimica y Minera de Chile SA—ADR	2,398	133,497

Common Stocks	Shares	Value
China—0.9%
Beijing Enterprises Holdings Ltd.	107,319	$647,535
Chaoda Modern Agriculture Holdings Ltd. (a)(d)	715,816	57,265
China BlueChemical Ltd.	165,739	94,794
China Shenhua Energy Co. Ltd., Class H	35,075	124,106
China Telecom Corp. Ltd.	177,531	77,926
China Unicom Ltd.	69,248	87,078
CSR Corp. Ltd.	56,200	44,113
Dongfang Electric Corp. Ltd.	37,738	77,384
Dongfeng Motor Group Co. Ltd., Class H	49,800	77,840
Guangshen Railway Co. Ltd.	80,472	24,125
Guangzhou Automobile Group Co. Ltd.	85,633	71,991
Haitian International Holdings Ltd.	51,898	51,709
Huaneng Power International, Inc.	204,921	154,954
Jiangsu Expressway Co. Ltd.	93,926	88,429
Ping An Insurance Group Co. of China Ltd.	10,994	88,896
Shanghai Electric Group Co. Ltd., Class H	250,982	102,800
Shanghai Pharmaceuticals Holding Co. Ltd.	1,594	2,004
Sinopharm Group Co.	79,195	220,151
Tianjin Development Holdings Ltd. (a)	458,177	234,192
Tianjin Port Development Holdings Ltd.	550,831	64,630
Zhongsheng Group Holdings Ltd.	81,009	99,016
		2,490,938
Egypt—0.0%
Telecom Egypt	34,762	76,885
France—1.4%
AXA SA	23,982	320,608
BNP Paribas SA	15,065	580,826
Essilor International SA	6,014	558,699
Eutelsat Communications SA	5,498	169,128
LVMH Moet Hennessy Louis Vuitton SA	2,243	341,362
Safran SA	5,131	190,547
Sanofi	5,662	428,618
Sanofi—ADR	863	32,604
Societe Generale SA (a)	5,200	121,938
Technip SA	1,157	120,578
Total SA	8,376	376,994
Total SA—ADR	11,514	517,554
		3,759,456
Germany—2.0%
Allianz AG, Registered Shares	2,924	294,110
BASF SE	6,848	476,171
Bayer AG, Registered Shares	7,587	546,714
Bayerische Motoren Werke AG	2,728	197,420
Daimler AG, Registered Shares	4,294	192,970
Deutsche Telekom AG, Registered Shares	40,277	441,413
Fresenius Medical Care AG & Co. KGaA	7,124	503,155
Fresenius SE & Co. KGaA	4,348	450,182
Infineon Technologies AG	22,729	153,834
Kabel Deutschland Holding AG (a)	3,894	242,673
Lanxess AG	4,683	296,361
Muenchener Rueckversicherungs AG, Registered
Shares	1,011	142,656
Siemens AG, Registered Shares	9,554	802,794
Volkswagen AG, Preference Shares	3,788	600,125
		5,340,578
Hong Kong—0.7%
AIA Group Ltd.	33,464	115,587
Cheung Kong Holdings Ltd.	14,000	172,848
Cheung Kong Infrastructure Holdings Ltd.	26,000	157,399
China Resources Gas Group Ltd.	80,000	138,533
China Resources Power Holdings Co. Ltd.	100,000	206,561
Hutchison Whampoa Ltd.	24,270	210,515
The Link Real Estate Investment Trust	139,344	571,152
Sun Hung Kai Properties Ltd.	13,000	154,556
Wharf Holdings Ltd.	34,925	194,216

See Notes to Financial Statements.

36	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Hong Kong (concluded)
Yuanda China Holdings Ltd. (a)	704,048	$78,185
		1,999,552
India—0.0%
Adani Enterprises Ltd.	20,018	80,449
Indonesia—0.1%
Bumi Resources Tbk PT	772,057	92,502
Telekomunikasi Indonesia Tbk PT	90,600	79,156
		171,658
Ireland—0.1%
Covidien Plc	3,995	213,732
Israel—0.2%
Check Point Software Technologies Ltd. (a)	758	37,589
Teva Pharmaceutical Industries Ltd.—ADR	15,934	628,437
		666,026
Italy—0.5%
Eni SpA	26,194	556,495
Fiat Industrial SpA	51,242	504,376
Intesa Sanpaolo SpA	96,511	137,359
Telecom Italia SpA	67,635	66,833
		1,265,063
Japan—6.0%
Aisin Seiki Co. Ltd.	4,320	144,408
Asahi Kasei Corp.	32,900	178,338
Astellas Pharma, Inc.	3,790	165,391
Bridgestone Corp.	18,500	424,836
Canon, Inc.	11,131	444,244
Daihatsu Motor Co. Ltd.	6,900	120,799
Daiwa House Industry Co. Ltd.	8,370	118,728
Denso Corp.	6,330	216,302
East Japan Railway Co.	10,227	642,166
Fanuc Ltd.	1,600	263,010
Fuji Heavy Industries Ltd.	58,260	472,026
Futaba Industrial Co. Ltd.	10,970	57,675
Hitachi Chemical Co. Ltd.	9,100	143,364
Hitachi Ltd.	27,200	167,711
Honda Motor Co. Ltd.	14,140	493,423
Hoya Corp.	15,501	341,487
Inpex Corp.	89	499,868
JGC Corp.	15,580	451,685
JSR Corp.	6,300	109,315
Kao Corp.	4,000	110,314
KDDI Corp.	55	354,800
Kinden Corp.	6,740	44,143
Kirin Holdings Co. Ltd.	21,790	256,818
Kubota Corp.	50,880	470,202
Kuraray Co. Ltd.	13,220	171,324
Kyowa Hakko Kirin Co. Ltd.	17,870	184,046
Mitsubishi Corp.	29,090	588,033
Mitsubishi Tanabe Pharma Corp.	7,700	110,723
Mitsui & Co. Ltd.	53,520	795,299
Mitsui Fudosan Co. Ltd.	10,000	194,028
MS&AD Insurance Group Holdings, Inc.	17,615	308,179
Murata Manufacturing Co. Ltd.	5,040	265,107
Nintendo Co. Ltd.	2,000	233,562
Nippon Electric Glass Co.	10,440	62,353
Nippon Telegraph & Telephone Corp.	10,010	466,771
NTT DoCoMo, Inc.	430	715,521
Okumura Corp.	37,270	134,535
Rinnai Corp.	2,550	175,954
Rohm Co. Ltd.	3,160	121,769
Shin-Etsu Chemical Co. Ltd.	10,920	601,343
Sony Financial Holdings, Inc.	9,200	150,160
Sumitomo Corp.	11,800	165,103
Sumitomo Electric Industries Ltd.	8,100	100,933

Common Stocks	Shares	Value
Japan (concluded)
Sumitomo Mitsui Financial Group, Inc.	10,800	$356,777
Suzuki Motor Corp.	29,961	615,185
TDK Corp.	3,660	148,993
Terumo Corp.	3,100	127,400
Toda Corp.	36,000	112,246
Toho Co. Ltd.	500	8,650
Tokio Marine Holdings, Inc.	28,602	717,713
Tokyo Gas Co. Ltd.	100,581	514,071
Toyota Industries Corp.	15,514	444,800
Ube Industries Ltd.	89,600	208,409
West Japan Railway Co.	4,700	193,348
Yahoo! Japan Corp.	460	148,931
Yamada Denki Co. Ltd.	4,410	225,785
		16,058,104
Kazakhstan—0.1%
KazMunaiGas Exploration Production—GDR	18,083	305,603
Luxembourg—0.0%
Millicom International Cellular SA	412	38,883
Malaysia—0.4%
Axiata Group Bhd	324,351	561,466
British American Tobacco Malaysia Bhd	6,500	115,110
Telekom Malaysia Bhd	148,214	264,939
		941,515
Mexico—0.3%
America Movil, SAB de CV, Series L—ADR	20,632	537,670
Fomento Economico Mexicano SAB de CV—ADR	1,572	140,301
		677,971
Netherlands—0.5%
ASML Holding NV	1,000	51,420
CNH Global NV (a)	1,126	43,756
DE Master Blenders 1753 NV (a)	25,077	282,758
ING Groep NV CVA (a)	38,214	256,190
Koninklijke Philips Electronics NV	17,791	350,583
Unilever NV—ADR	2,139	71,336
Unilever NV CVA	5,643	188,507
Ziggo NV (a)	2,200	70,118
		1,314,668
Norway—0.1%
DnB NOR ASA	4,706	46,794
Statoil ASA	12,596	300,396
		347,190
Philippines—0.0%
Philippine Long Distance Telephone Co.—ADR	2,008	127,709
Portugal—0.0%
Zon Multimedia Servicos de Telecomunicacoes
e Multimedia SGPS SA	25,878	76,739
Russia—0.3%
Federal Hydrogenerating Co.	1,051,194	22,495
Federal Hydrogenerating Co.—ADR	88,549	211,544
LSR Group—GDR (e)	6,613	22,834
LSR Group OJSC—GDR	12,198	52,317
Novorossiysk Commercial Sea Port—GDR (a)	17,609	110,848
Sberbank	106,745	285,528
		705,566
Singapore—0.9%
CapitaLand Ltd.	132,700	286,121
DBS Group Holdings Ltd.	11,510	127,136
Fraser and Neave Ltd.	52,700	293,447
Global Logistic Properties Ltd. (a)	136,900	227,906
Keppel Corp. Ltd.	45,450	372,350
M1 Ltd.	60,900	123,550
Oversea-Chinese Banking Corp.	48,400	338,455
Raffles Medical Group Ltd.	46,300	81,038

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	37

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Singapore (concluded)
Sembcorp Marine Ltd.	27,000	$103,063
Singapore Press Holdings Ltd.	20,370	62,926
Singapore Telecommunications Ltd.	140,300	367,412
United Overseas Bank Ltd.	6,680	99,195
		2,482,599
South Africa—0.2%
Life Healthcare Group Holdings Ltd.	48,238	183,967
Randgold Resources Ltd.—ADR	3,459	311,345
		495,312
South Korea—0.9%
Cheil Industries, Inc.	1,595	140,732
Hyundai Motor Co.	1,430	293,571
KT Corp.	970	25,749
KT Corp.—ADR	11,852	156,209
KT&G Corp.	3,847	272,735
LG Corp.	2,275	110,503
Mando Corp.	304	45,377
POSCO	386	123,579
POSCO—ADR	1,712	137,713
Samsung Electronics Co. Ltd.	994	1,052,633
Samsung Fine Chemicals Co. Ltd.	2,060	108,846
		2,467,647
Sweden—0.0%
SKF AB, Class B	3,833	75,556
Switzerland—1.0%
Garmin Ltd.	991	37,945
Nestle SA, Registered Shares	14,007	835,908
Novartis AG, Registered Shares	5,027	281,066
Roche Holding AG	2,011	347,366
Swisscom AG, Registered Shares	614	247,369
Syngenta AG, Registered Shares	833	285,157
TE Connectivity Ltd.	1,258	40,143
Transocean Ltd.	1,701	76,086
UBS AG, Registered Shares (a)	21,709	254,042
Zurich Insurance Group AG (a)	822	185,874
		2,590,956
Taiwan—0.5%
Cheng Shin Rubber Industry Co. Ltd.	49,231	124,645
Chunghwa Telecom Co. Ltd.	55,517	174,709
Chunghwa Telecom Co. Ltd.—ADR	10,872	341,707
Far EasTone Telecommunications Co. Ltd.	69,635	151,502
HON HAI Precision Industry Co. Ltd.	37,812	114,326
Taiwan Semiconductor Manufacturing Co. Ltd.	93,822	256,835
Yulon Motor Co. Ltd.	76,059	135,084
		1,298,808
Thailand—0.2%
PTT Global Chemical PCL	143,852	251,378
PTT Public Company THB10	18,579	188,949
Siam Commercial Bank PCL	45,746	211,734
		652,061
Turkey—0.1%
BIM Birlesik Magazalar AS	900	37,153
Tupras Turkiye Petrol Rafinerileri AS	6,225	133,527
		170,680
United Arab Emirates—0.0%
NMC Health Plc (a)	27,900	83,240
United Kingdom—3.4%
Amlin Plc	13,368	74,212
Anglo American Plc	7,727	253,951
Antofagasta Plc	19,114	326,962
AstraZeneca Plc	16,187	723,359
AstraZeneca Plc -ADR	896	40,096
BG Group Plc	40,927	837,836

Common Stocks	Shares	Value
United Kingdom (concluded)
BHP Billiton Plc	8,414	$239,146
BP Plc	49,963	333,663
BP Plc -ADR	11,201	454,089
British American Tobacco Plc	3,931	199,852
BT Group Plc	132,274	438,294
Delta Topco Ltd.	369,427	216,599
Diageo Plc -ADR	7,917	816,005
Genel Energy Plc (a)	17,080	163,709
GlaxoSmithKline Plc -ADR	929	42,335
Glencore International Plc	19,349	89,725
Guinness Peat Group Plc	188,588	69,819
HSBC Holdings Plc	50,706	446,813
Invensys Plc	39,928	139,159
Lloyds Banking Group Plc (a)	110,674	54,065
National Grid Plc	54,906	581,896
Polyus Gold International, Ltd. (a)	120,584	377,705
Rio Tinto Plc	5,601	266,180
Royal Dutch Shell Plc—ADR	8,826	595,137
Scottish & Southern Energy Plc	22,993	501,604
Unilever Plc	3,787	127,144
Unilever Plc—ADR	2,365	79,771
Vodafone Group Plc	85,988	241,691
Vodafone Group Plc—ADR	14,141	398,493
		9,129,310
United States—34.3%
3M Co.	4,349	389,670
Abbott Laboratories	741	47,772
Accenture Plc, Class A	681	40,921
ACE Ltd.	9,980	739,817
Activision Blizzard, Inc. (b)	47,728	572,259
Adobe Systems, Inc. (a)	1,558	50,432
The AES Corp. (a)	23,879	306,368
Aetna, Inc.	15,237	590,738
Agilent Technologies, Inc.	8,618	338,170
Alcoa, Inc. (b)	21,736	190,190
Allergan, Inc.	4,363	403,883
Alliance Data Systems Corp. (a)	400	54,000
Alliance Resource Partners LP	616	34,570
The Allstate Corp.	2,807	98,498
Altria Group, Inc.	10,728	370,652
Amdocs Ltd. (a)	1,437	42,708
Ameren Corp.	1,300	43,602
American Electric Power Co., Inc.	8,444	336,916
American Express Co.	4,455	259,326
American Tower Corp.	6,359	444,558
American Water Works Co., Inc.	5,385	184,598
Ameriprise Financial, Inc.	550	28,743
AmerisourceBergen Corp.	6,323	248,810
Amgen, Inc.	666	48,645
Anadarko Petroleum Corp.	12,469	825,448
Analog Devices, Inc.	875	32,961
Apache Corp.	7,149	628,326
Apple, Inc. (a)(b)	8,291	4,841,944
Applied Materials, Inc.	25,000	286,500
Arch Capital Group Ltd. (a)	3,953	156,895
AT&T, Inc.	50,519	1,801,508
Autoliv, Inc.	433	23,668
Axis Capital Holdings Ltd.	932	30,337
Bank of America Corp.	87,652	716,993
The Bank of New York Mellon Corp.	28,842	633,082
Berkshire Hathaway, Inc., Class B (a)	1,683	140,244
BioMarin Pharmaceutical, Inc. (a)	3,336	132,039
The Boeing Co.	8,622	640,615
BorgWarner, Inc. (a)	2,499	163,909
Bristol-Myers Squibb Co.	20,800	747,760
Bunge Ltd.	654	41,032
CA, Inc.	17,560	475,700

See Notes to Financial Statements.

38	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Cabot Oil & Gas Corp.	4,766	$187,780
Calpine Corp. (a)	21,337	352,274
Capital One Financial Corp.	3,458	189,014
Cardinal Health, Inc.	819	34,398
CenturyLink, Inc.	2,979	117,641
Chevron Corp.	13,755	1,451,152
The Chubb Corp.	4,596	334,681
Cigna Corp.	4,806	211,464
Cisco Systems, Inc.	68,025	1,167,989
Citigroup, Inc.	35,353	969,026
CMS Energy Corp.	8,450	198,575
CNA Financial Corp.	1,520	42,134
Coach, Inc.	604	35,322
Cobalt International Energy, Inc. (a)	4,578	107,583
The Coca-Cola Co.	3,233	252,788
Cognizant Technology Solutions Corp.,
Class A (a)	1,287	77,220
Colgate-Palmolive Co.	5,765	600,136
Comcast Corp., Class A	37,105	1,186,247
ConAgra Foods, Inc.	1,540	39,932
ConocoPhillips (b)	598	33,416
CONSOL Energy, Inc. (b)	29,577	894,408
Constellation Brands, Inc., Class A (a)	1,435	38,831
Corning, Inc.	68,882	890,644
Coventry Health Care, Inc.	983	31,250
Crown Castle International Corp. (a)	3,012	176,684
Crown Holdings, Inc. (a)	3,552	122,508
CVS Caremark Corp.	10,401	486,039
DaVita, Inc. (a)	3,281	322,227
Dell, Inc. (a)(b)	25,901	324,281
Delphi Automotive Plc (a)	3,000	76,500
Denbury Resources, Inc. (a)	9,686	146,355
Devon Energy Corp.	14,838	860,456
Diamond Offshore Drilling, Inc.	659	38,967
Discover Financial Services	9,464	327,265
DISH Network Corp., Class A	1,438	41,055
Dominion Resources, Inc.	3,569	192,726
The Dow Chemical Co.	12,343	388,804
Dr. Pepper Snapple Group, Inc.	2,253	98,569
E.I. du Pont de Nemours & Co.	8,515	430,604
Eastman Chemical Co.	793	39,943
eBay, Inc. (a)	6,253	262,689
Electronic Arts, Inc. (a)	28,105	347,097
Eli Lilly & Co.	4,161	178,548
EMC Corp. (a)(b)	29,108	746,038
Endurance Specialty Holdings Ltd.	4,553	174,471
Exelon Corp.	1,980	74,488
Expedia, Inc.	914	43,936
Express Scripts Holding Co. (a)	3,800	212,154
Exxon Mobil Corp.	15,203	1,300,921
Fidelity National Financial, Inc., Class A	10,510	202,423
Fidelity National Information Services, Inc.	1,383	47,133
FMC Corp.	17,974	961,250
Ford Motor Co.	32,575	312,394
Freeport-McMoRan Copper & Gold, Inc.	6,708	228,542
Freescale Semiconductor Ltd. (a)	22,123	226,761
Fusion-io, Inc. (a)(d)	6,555	136,934
General Dynamics Corp.	4,843	319,444
General Electric Co.	90,496	1,885,937
General Mills, Inc.	10,091	388,907
General Motors Co. (a)	15,221	300,158
Gilead Sciences, Inc. (a)	10,633	545,260
The Goldman Sachs Group, Inc.	4,823	462,333
Google, Inc., Class A (a)	2,345	1,360,264
H.J. Heinz Co.	2,297	124,911
Halliburton Co.	10,096	286,625

Common Stocks	Shares	Value
United States (continued)
HCA Holdings, Inc. (b)	21,272	$647,307
HealthSouth Corp. (a)	8,394	195,244
Helmerich & Payne, Inc.	805	35,001
Herbalife Ltd.	800	38,664
Hess Corp.	3,051	132,566
Hewlett-Packard Co.	16,842	338,693
Hillshire Brands Co.	5,015	145,396
Hologic, Inc. (a)	15,885	286,565
Humana, Inc.	4,432	343,214
Intel Corp. (b)	45,217	1,205,033
International Business Machines Corp. (b)	6,898	1,349,111
International Game Technology	10,121	159,406
International Paper Co.	4,522	130,731
Intuit, Inc.	712	42,257
Johnson & Johnson	25,276	1,707,647
Johnson Controls, Inc.	5,375	148,941
JPMorgan Chase & Co.	19,303	689,696
Juniper Networks, Inc. (a)	24,618	401,520
KBR, Inc.	7,641	188,809
KLA-Tencor Corp.	712	35,066
The Kroger Co.	1,578	36,594
L-3 Communications Holdings, Inc.	633	46,848
Lear Corp.	900	33,957
Liberty Global, Inc., Class A (a)	118	5,856
Life Technologies Corp. (a)	5,922	266,431
Lincoln National Corp.	1,939	42,406
Lorillard, Inc.	1,596	210,592
Macy’s, Inc.	983	33,766
Marathon Oil Corp.	24,049	614,933
Marathon Petroleum Corp.	25,088	1,126,953
MasterCard, Inc., Class A	1,233	530,326
Mattel, Inc. (b)	12,970	420,747
McDermott International, Inc. (a)	14,264	158,901
McDonald’s Corp.	3,973	351,730
The McGraw-Hill Cos., Inc.	762	34,290
McKesson Corp.	4,654	436,312
Mead Johnson Nutrition Co. (b)	7,920	637,639
Medtronic, Inc.	13,888	537,882
Merck & Co., Inc.	27,447	1,145,912
MetLife, Inc.	6,531	201,481
MetroPCS Communications, Inc. (a)	18,516	112,022
Mettler-Toledo International, Inc. (a)	965	150,395
Microsoft Corp.	56,005	1,713,193
Monsanto Co.	1,788	148,011
Motorola Solutions, Inc.	4,560	219,382
Murphy Oil Corp.	787	39,578
Mylan, Inc. (a)	13,957	298,261
National Oilwell Varco, Inc.	11,407	735,067
Navistar International Corp. (a)	5,516	156,489
NetApp, Inc. (a)	13,555	431,320
Newmont Mining Corp.	12,827	622,238
NextEra Energy, Inc.	10,013	688,995
Northern Trust Corp.	3,743	172,253
Occidental Petroleum Corp.	17,784	1,525,334
Oracle Corp.	86,776	2,577,247
PACCAR, Inc.	3,226	126,427
Parker Hannifin Corp.	497	38,209
PerkinElmer, Inc.	6,370	164,346
Perrigo Co.	2,541	299,660
Pfizer, Inc.	67,646	1,555,858
Philip Morris International, Inc.	7,407	646,335
Phillips 66	30,225	1,004,679
Platinum Underwriters Holdings Ltd.	2,140	81,534
PPG Industries, Inc.	475	50,407
PPL Corp.	10,815	300,765
Praxair, Inc.	1,518	165,052

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	39

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
United States (concluded)
Precision Castparts Corp.		2,117	$348,225
The Procter & Gamble Co.		12,604	771,995
The Progressive Corp.		6,018	125,355
Prudential Financial, Inc.		2,867	138,849
PulteGroup, Inc. (a)		28,306	302,874
QEP Resources, Inc.		13,936	417,662
QUALCOMM, Inc.		25,096	1,397,345
Quicksilver Resources, Inc. (a)		57,153	309,769
Reinsurance Group of America, Inc.		550	29,265
RenaissanceRe Holdings Ltd.		2,152	163,574
Rockwell Automation, Inc.		7,297	482,040
Ross Stores, Inc.		558	34,858
SanDisk Corp. (a)(b)		15,818	577,041
Schlumberger Ltd.		15,405	999,939
Simon Property Group, Inc.		1,525	237,381
SM Energy Co.		5,498	270,007
The Southern Co.		6,309	292,107
Spirit AeroSystems Holdings, Inc., Class A (a)		13,160	313,603
The St. Joe Co. (a)		48,579	768,034
State Street Corp.		10,788	481,576
Stillwater Mining Co. (a)		9,201	78,577
Symantec Corp. (a)		16,505	241,138
Thermo Fisher Scientific, Inc.		5,396	280,106
Time Warner Cable, Inc.		3,589	294,657
Torchmark Corp.		793	40,086
The Travelers Cos., Inc.		7,343	468,777
Union Pacific Corp.		6,690	798,184
United Technologies Corp.		12,837	969,579
United Therapeutics Corp. (a)		1,546	76,341
UnitedHealth Group, Inc.		12,658	740,493
Universal Health Services, Inc., Class B (b)		7,011	302,595
Unum Group		1,532	29,307
US Bancorp		16,857	542,121
Valero Energy Corp.		1,618	39,075
Vanguard Health Systems, Inc. (a)		165	1,467
Verizon Communications, Inc.		21,712	964,881
Vertex Pharmaceuticals, Inc. (a)(b)		8,812	492,767
Viacom, Inc., Class B		3,105	145,997
Visa, Inc., Class A		6,487	801,988
Wal-Mart Stores, Inc.		13,654	951,957
The Walt Disney Co.		2,770	134,345
Waters Corp. (a)		3,486	277,032
Weatherford International Ltd. (a)		12,861	162,434
WellPoint, Inc.		8,662	552,549
Wells Fargo & Co.		32,633	1,091,248
Western Digital Corp. (a)		1,128	34,381
The Western Union Co.		1,587	26,725
Whiting Petroleum Corp. (a)(b)		14,667	603,107
Wyndham Worldwide Corp.		766	40,399
XL Group Plc		25,550	537,572
			92,130,177
Total Common Stocks—59.6%			160,215,465

Fixed Income Securities
Corporate Bonds		Par (000)
Argentina—0.0%
Empresa Distribuidora Y Comercializadora Norte,
9.75%, 10/25/22 (e)	USD	25	8,875
Australia—0.3%
FMG Resources August 2006 Ltd., 6.00%,
4/01/17 (e)		117	117,585

Corporate Bonds		Par (000)	Value
Australia (concluded)
National Australia Bank, Ltd., 2.00%,
6/20/17 (e)	USD	340	$339,340
TFS Corp. Ltd., 11.00%, 7/15/18 (e)		336	319,499
			776,424
Brazil—0.4%
Banco Bradesco SA/Cayman Islands, 4.50%,
1/12/17 (e)		200	208,360
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%,
6/30/21 (e)		158	165,274
Odebrecht Finance, Ltd., 5.13%, 6/26/22 (e)		200	198,060
OGX Petroleo e Gas Participacoes SA, 8.50%,
6/01/18 (e)		282	250,980
Petrobras International Finance Co.—Pifco,
3.50%, 2/06/17		173	177,582
			1,000,256
Canada—0.2%
Bank of Nova Scotia, 2.55%, 1/12/17		215	223,384
The Toronto-Dominion Bank, 2.38%, 10/19/16		190	195,114
Viterra, Inc., 5.95%, 8/01/20 (e)		57	62,427
			480,925
Chile—0.1%
Banco Santander Chile, 2.47%, 2/14/14 (e)(f)		165	162,430
Inversiones Alsacia SA, 8.00%, 8/18/18 (e)		158	153,008
			315,438
China—0.1%
Celestial Nutrifoods Ltd., 0.00%,
6/12/49 (a)(c)	SGD	400	9,473
China Milk Products Group Ltd., 0.00%,
1/15/49 (a)(c)	USD	300	45,000
China Petroleum & Chemical Corp.,
Series SINO, 2.46%, 4/24/14 (g)(h)	HKD	540	80,639
			135,112
Hong Kong—0.0%
FU JI Food and Catering Services
Holdings Ltd., 0.00%, 10/18/10 (a)(c)	CNY	1,900	2,990
India—0.3%
REI Agro Ltd. (h):
5.50%, 11/13/14	USD	152	99,963
5.50%, 11/13/14 (e)		220	144,683
Suzlon Energy Ltd. (g)(h):
156.21%, 7/27/12		15	19,500
60.02%, 10/11/12		217	269,080
24.69%, 7/25/14		179	152,150
Tata Steel Ltd., 1.00%, 9/05/12 (h)		100	122,500
			807,876
Ireland—0.0%
Ono Finance II Plc, 10.88%, 7/15/19 (e)		150	116,250
Luxembourg—0.2%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (e)	EUR	100	135,408
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	226	238,995
TNK-BP Finance SA, 7.50%, 7/18/16 (e)		100	111,130
			485,533
Malaysia—0.0%
Paka Capital Ltd., 1.87%, 3/12/13 (g)(h)		100	102,160
Mexico—0.1%
Petroleos Mexicanos, 6.00%, 3/05/20		160	185,040
Netherlands—0.4%
Bio City Development Co. BV, 8.00%,
7/06/18 (e)(h)		800	798,000
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA/Netherlands,
3.38%, 1/19/17		260	267,588

See Notes to Financial Statements.

40	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Netherlands (concluded)
New World Resources NV, 7.88%, 5/01/18	EUR	50	$60,111
Portugal Telecom International Finance BV,
Series PTC, 4.13%, 8/28/14 (h)		50	59,637
			1,185,336
Singapore—0.7%
CapitaLand Ltd. (h):
2.10%, 11/15/16	SGD	250	196,763
3.13%, 3/05/18		250	206,681
2.95%, 6/20/22		750	565,966
Keppel Land Ltd., 2.50%, 6/23/13 (h)		200	158,805
Olam International Ltd., 6.00%, 10/15/16 (h)	USD	400	415,200
Oversea-Chinese Banking Corp. Ltd., 1.63%,
3/13/15 (e)		200	200,587
Ying Li International Real Estate Ltd., 4.00%,
3/03/15 (h)	SGD	250	174,783
			1,918,785
South Korea—0.3%
Zeus Cayman, 2.89%, 8/19/13 (g)(h)	JPY	42,000	516,232
Zeus Cayman II, 2.13%, 8/18/16 (g)(h)		28,000	337,499
			853,731
Switzerland—0.0%
UBS AG, Series BKNT, 5.88%, 12/20/17	USD	100	111,701
United Arab Emirates—0.4%
Dana Gas Sukuk Ltd., 7.50%, 10/31/12 (h)		1,220	859,948
Pyrus Ltd., 7.50%, 12/20/15 (e)(h)		200	206,900
			1,066,848
United Kingdom—0.5%
BAT International Finance Plc, 2.13%,
6/07/17 (e)		171	170,775
Delta Topco Ltd., 10.00%, 11/24/60		361	350,299
Essar Energy Plc, 4.25%, 2/01/16 (h)		200	118,000
Lloyds TSB Bank Plc, 13.00% (a)(c)(f)(i)	GBP	355	667,180
			1,306,254
United States—1.6%
Ally Financial, Inc., 4.50%, 2/11/14	USD	127	128,746
American Express Credit Corp., 2.38%, 3/24/17		170	174,238
Banco Del Estado De Chile/New York, 2.03%,
4/02/15		194	192,301
Building Materials Corp. of America, 6.88%,
8/15/18 (e)		38	40,375
Citigroup Funding, Inc., 2.67%, 11/27/12 (g)		300	296,768
CONSOL Energy, Inc., 8.00%, 4/01/17		270	280,125
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		82	69,700
DaVita, Inc.:
6.38%, 11/01/18		68	70,210
6.63%, 11/01/20		50	52,125
DJO Finance LLC, 9.75%, 10/15/17		12	8,580
Electronic Arts, Inc., 0.75%, 7/15/16 (h)		89	77,875
Ford Motor Credit Co. LLC, 7.00%, 4/15/15		100	111,138
General Electric Capital Corp., 5.63%, 5/01/18		174	200,020
Gilead Sciences, Inc. (h):
Series B, 0.63%, 5/01/13		27	36,855
Series D, 1.63%, 5/01/16		253	327,319
The Hertz Corp., 7.50%, 10/15/18		16	17,160
Hologic, Inc., 2.00%, 12/15/37 (h)(j)		433	455,732
Hughes Satellite Systems Corp.:
6.50%, 6/15/19		127	134,938
7.63%, 6/15/21		58	63,075
JPMorgan Chase Bank NA, 0.80%, 6/13/16 (f)		250	232,837
Linn Energy LLC, 7.75%, 2/01/21		108	112,860
Mylan, Inc., 3.75%, 9/15/15 (h)		255	438,600
NB Capital Trust II, 7.83%, 12/15/26		19	19,048
Phibro Animal Health Corp., 9.25%, 7/01/18 (e)		18	17,640

Corporate Bonds		Par (000)	Value
United States (concluded)
Phillips 66, 2.95%, 5/01/17 (e)	USD	18	$18,496
Reliance Holdings USA, Inc., 4.50%,
10/19/20 (e)		250	234,946
SunGard Data Systems, Inc., 7.38%, 11/15/18		174	186,615
Take-Two Interactive Software, Inc. (h):
4.38%, 6/01/14		57	65,835
1.75%, 12/01/16 (e)		245	214,375
Texas Industries, Inc., 9.25%, 8/15/20		217	217,000
			4,495,532
Total Corporate Bonds—5.7%			15,355,066

Floating Rate Loan Interests (f)
United States—0.2%
Equipower Resources Holdings LLC,
Term Loan (First Lien), 5.47%, 12/28/18		102	101,904
Obsidian Natural Gas Trust, Term Loan,
7.00%, 11/02/15		287	287,288
Vodafone Americas Finance 2, Inc.,
Term Loan B, 6.25%, 7/11/16		251	253,062
Total Floating Rate Loan Interests—0.2%			642,254

Foreign Agency Obligations
Australia Government Bond:
4.75%, 11/15/12	AUD	941	969,296
5.50%, 12/15/13		766	817,948
5.75%, 5/15/21		1,180	1,470,906
5.75%, 7/15/22		343	432,699
5.50%, 4/21/23		2,467	3,068,196
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/15	BRL	587	673,435
Series F, 10.00%, 1/01/17		2,966	1,512,665
Series F, 10.00%, 1/01/21		3,623	1,808,160
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	2,021	3,008,037
3.50%, 7/04/19		1,585	2,329,773
Canadian Government Bond:
4.00%, 6/01/16	CAD	344	373,788
1.50%, 3/01/17		521	517,571
3.50%, 6/01/20		386	433,942
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	1,750	231,392
2.03%, 3/18/13		2,800	365,761
1.67%, 3/24/14		1,250	165,185
3.51%, 12/08/14		2,600	361,871
1.69%, 12/22/14		1,450	193,578
Malaysia Government Bond:
2.51%, 8/27/12	MYR	3,344	1,052,256
3.46%, 7/31/13		1,095	346,586
Netherlands Government Bond, 1.00%,
2/24/17 (e)	USD	351	349,512
Poland Government Bond:
3.00%, 8/24/16	PLN	875	336,375
5.00%, 3/23/22	USD	79	86,228
Switzerland Government Bond, 2.00%, 4/28/21	CHF	34	40,232
United Kingdom Gilt:
4.00%, 9/07/16	GBP	259	462,259
4.75%, 3/07/20		1,763	3,438,987
Total Foreign Agency Obligations—9.1%			24,846,638

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	41

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities—0.1%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN, 1.99%,
11/15/15 (e)(f)	USD	267	$252,873

US Treasury Obligations
US Treasury Notes:
0.63%, 7/31/12		332	332,530
2.38%, 2/28/15		644	677,975
2.50%, 3/31/15		2,449	2,589,817
2.25%, 3/31/16		2,703	2,873,941
0.88%, 1/31/17		439	443,009
0.63%, 5/31/17		580	577,028
1.38%, 9/30/18		1,476	1,511,465
3.50%, 5/15/20 (k)		4,555	5,321,651
2.63%, 8/15/20		2,387	2,627,446
2.00%, 11/15/21		427	442,712
1.75%, 5/15/22		1,022	1,030,203
Total US Treasury Obligations—6.8%			18,427,777
Total Fixed Income Securities—21.9%			59,351,114

Investment Companies		Shares
United States—2.2%
ETFS Gold Trust (a)		7,277	1,151,105
ETFS Palladium Trust (a)		2,484	142,408
ETFS Platinum Trust (a)		2,097	299,158
iShares Gold Trust (a)(l)		63,560	988,993
SPDR Gold Shares (a)(b)		20,964	3,253,403
			5,835,067
Vietnam—0.0%
Vinaland Ltd. (a)		49,798	23,903
Total Investment Companies—2.2%			5,858,970

Preferred Securities		Par (000)
Capital Trusts
Germany—0.0%
Deutsche Bank Capital Funding Trust VII,
5.63% (e)(f)(i)	USD	39	32,370
Switzerland—0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%,
2/24/41 (f)		174	165,474
United States—0.0%
JPMorgan Chase Capital XXV, Series Y, 6.80%,
10/01/37		25	25,000
Total Capital Trusts—0.1%			222,844

Preferred Stocks		Shares
United Kingdom—0.1%
HSBC Holdings Plc, 8.00%		6,606	179,551
Royal Bank of Scotland Group Plc:
Series M, 6.40%		4,575	80,154
Series T, 7.25%		4,062	79,819
			339,524

Preferred Stocks		Shares	Value
United States—0.7%
Chesapeake Energy Corp., 5.75% (e)(h)		186	$158,333
General Motors Co., 4.75% (h)		6,379	211,783
Health Care REIT, Inc., 6.50% (h)		3,386	182,844
NextEra Energy, Inc., 5.60% (h)		4,418	226,422
PPL Corp. (h):
8.75%		3,594	192,171
9.50%		3,986	210,859
US Bancorp (f):
6.00%		6,000	171,480
6.50%		3,400	93,092
United Technologies Corp., 7.50% (h)		2,378	125,297
Wells Fargo & Co., Series L, 7.50% (h)		125	140,625
			1,712,906
Total Preferred Stocks—0.8%			2,052,430

Trust Preferreds
United States—0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (f)		7,251	195,540
GMAC Capital Trust I, Series 2, 8.13%,
2/15/40 (f)		15,282	363,652
Omnicare Capital, 4.00%, 6/15/33 (h)		2,166	92,134
Total Trust Preferreds—0.2%			651,326
Total Preferred Securities—1.1%			2,926,600

Warrants (m)
Australia—0.0%
TFS Corp., Ltd. (Issued/exercisable 8/01/11,
1 Share for 1 warrant, Expires 7/15/18,
Strike Price AUD 1.28)		124,320	12,525
Canada—0.0%
Kinross Gold Corp. (Issued/exercisable
9/29/08, 1 Share for 1 warrant, Expires
9/03/13, Strike Price CAD 32.00)		3,427	1,296
United States—0.0%
Ford Motor Co. (Issued/exercisable 3/31/10, 1
Share for 1 warrant, Expires 1/01/13, Strike
Price USD 9.20)		15,447	17,301
Total Warrants—0.0%			31,122
Total Long-Term Investments
(Cost—$235,545,613)—84.9%			228,556,765

Short-Term Securities

Foreign Agency Obligations (n)		Par (000)
Canadian Treasury Bill:
0.94%—0.97%, 8/02/12	CAD	1,030	1,010,849
1.01%, 8/30/12		340	333,403
Japan Treasury Discount Bill:
0.10%, 8/06/12	JPY	50,000	625,449
0.10%, 11/09/12		50,000	625,295
Mexico Cetes:
4.36%—4.41%, 7/26/12	MXN	9,607	718,062
4.45%, 8/23/12		2,256	168,049
Singapore Treasury Bill:
0.22%, 7/26/12	SGD	708	558,826
0.20%, 8/02/12		1,057	834,272
Total Foreign Agency Obligations—1.8%			4,874,205

See Notes to Financial Statements.

42	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Money Market Funds		Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (l)(o)		1,403,556	$1,403,556
		Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market
Series, 0.26% (l)(o)(p)	USD	80	80,400
Total Money Market Funds–0.6%			1,483,956

Time Deposits		Par (000)
Australia–0.0%
JPMorgan Chase & Co., 2.57%, 7/02/12	AUD	56	57,521
Canada–0.0%
Brown Brothers Harriman & Co., 0.24%,
7/02/12	CAD	1	1,217
Hong Kong–0.0%
Brown Brothers Harriman & Co., 0.05%,
7/02/12	HKD	71	9,192
Japan–0.1%
Citigroup Inc., 0.01%, 7/02/12	JPY	5,617	70,264
Singapore–0.0%
Brown Brothers Harriman & Co., 0.01%,
7/02/12	SGD	3	2,546
South Africa–0.0%
Brown Brothers Harriman & Co., 4.45%,
7/02/12	ZAR	41	5,029
Switzerland–0.0%
Brown Brothers Harriman & Co., 0.01%,
7/02/12	CHF	17	17,590
Total Time Deposits–0.1%			163,359

US Treasury Obligations
US Treasury Bills (n):
0.06%, 7/05/12	USD	1,300	1,299,990
0.08%–0.09%, 7/12/12		4,650	4,649,888
0.07%–0.09%, 7/19/12		2,300	2,299,913
0.06%, 7/26/12		1,100	1,099,954
0.09%, 8/02/12		1,400	1,399,883
0.09%, 8/09/12		1,500	1,499,853
0.05%–0.10%, 8/16/12		6,150	6,149,264
0.09%, 8/23/12		900	899,881
0.09%, 8/30/12		2,640	2,639,593
0.06%–0.08%, 9/06/12		4,600	4,599,495
0.07%–0.09%, 9/13/12		7,300	7,298,701
Total US Treasury Obligations–12.6%			33,836,415
Total Short-Term Securities
(Cost–$40,399,451)–15.1%			40,357,935

Options Purchased		Contracts
Exchange-Traded Call Options—0.0%
Goldcorp, Inc., Strike Price USD 40.00,
Expires 10/20/12		39	7,664
Intel Corp., Strike Price USD 27.00,
Expires 7/21/12		115	5,233
SPDR Gold Shares:
Strike Price USD 157.00,
Expires 7/21/12		121	20,509

Options Purchased	Contracts	Value
Exchange-Traded Call Options (concluded)
SPDR Gold Shares (concluded):
Strike Price USD 160.00,
Expires 8/18/12	53	$11,103
Strike Price USD 165.00,
Expires 9/22/12	54	11,772
Strike Price USD 175.00,
Expires 12/22/12	57	17,670
		73,951
Exchange-Traded Put Options—0.2%
ConocoPhillips, Strike Price USD 70.00, Expires
1/19/13	212	101,760
CONSOL Energy, Inc., Strike Price USD 29.00,
Expires 10/20/12	266	61,180
S&P 500 Index:
Strike Price USD 1,315.00,
Expires 7/21/12	14	9,030
Strike Price USD 1,350.00,
Expires 7/21/12	14	20,510
Strike Price USD 1,300.00,
Expires 8/18/12	41	60,885
Strike Price USD 1,325.00,
Expires 8/18/12	14	28,700
Strike Price USD 1,320.00,
Expires 9/22/12	14	44,100
Strike Price USD 1,325.00,
Expires 9/22/12	14	46,060
Strike Price USD 1,325.00,
Expires 12/22/12	14	84,700
		456,925
Over-the-Counter Call Options—0.0%
DAX 30 Index, Strike Price USD 7,258.78,
Expires 9/21/12, Broker Goldman Sachs
Group, Inc.	49	830
S&P 500 Index:
Strike Price USD 1,410.47,
Expires 8/17/12,
Broker JPMorgan Chase & Co.	419	4,295
Strike Price USD 1,412.15,
Expires 8/17/12, Broker UBS AG	204	1,994
Strike Price USD 1,425.00, Expires
9/21/12, Broker Bank of America Corp.	521	6,744
Taiwan Taiex Index:
Strike Price TWD 8,818.93,
Expires 3/20/13, Broker Citigroup Inc.	1,003	1,356
Strike Price TWD 8,807.55,
Expires 6/19/13,
Broker Credit Suisse Group AG	988	2,608
Strike Price TWD 8,646.24,
Expires 9/18/13,
Broker Credit Suisse Group AG	828	3,338
Strike Price TWD 8,807.55,
Expires 9/18/13,
Broker Credit Suisse Group AG	494	1,667
Strike Price TWD 7,057.00,
Expires 12/18/13,
Broker JPMorgan Chase & Co.	38	21,532
Strike Price TWD 7,249.48,
Expires 12/18/13, Broker Citigroup Inc.	57	27,862
Strike Price TWD 8,646.11,
Expires 12/18/13,
Broker JPMorgan Chase & Co.	1,653	6,665
		78,891

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	43

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Notional Amount (000)	Value
Over-the-Counter Interest Rate Put Swaptions—0.0%
Pay a fixed rate of 3.00% and receive a floating
rate based on 6-month LIBOR, expiring
8/17/22, Broker Deutsche Bank AG	JPY	124,318	—
Over-the-Counter Put Options—0.2%
EUR Currency:
Strike Price EUR 1.31, Expires 11/01/12,
Broker Deutsche Bank AG	EUR	1,370	$76,310
Strike Price EUR 1.20, Expires 6/03/13,
Broker Credit Suisse Group AG		2,040	67,156
		Contracts
Brazil BOVESPA Index:
Strike Price BRL 55,478.72,
Expires 11/16/12,
Broker Goldman Sachs Group, Inc.		11	41,079
Strike Price BRL 55,389.31,
Expires 12/12/12,
Broker BNP Paribas SA		12	47,298
KOSPI, Strike Price USD 243.53, Expires
12/12/13, Broker Citigroup Inc.		18	38,637
Mead Johnson Nutrition Corp.,
Strike Price USD 80.00,
Expires 8/17/12, Broker Morgan Stanley		7,920	28,314
Russell 2000 Index:
Strike Price USD 782.56,
Expires 7/20/12, Broker BNP Paribas SA		309	3,635
Strike Price USD 807.90,
Expires 8/17/12, Broker BNP Paribas SA		420	14,462
Strike Price USD 800.00, Expires
9/13/12, Broker Bank of America Corp.		734	28,433
Strike Price USD 804.79, Expires
10/19/12, Broker JPMorgan Chase & Co		419	21,040
Strike Price USD 753.98, Expires
11/16/12, Broker BNP Paribas SA		885	32,621
Strike Price USD 759.04, Expires
12/21/12, Broker JPMorgan Chase & Co.		879	40,246
S&P 500 Index, Strike Price USD 1,305.14,
Expires 9/21/12, Broker Bank of America Corp.		642	17,418
			456,649
Total Options Purchased
(Cost—$1,843,493)—0.4%			1,066,416
Total Investments Before Structured Options
and Options Written
(Cost—$277,788,557)—100.3%			269,981,116

Over-the-Counter Structured Options		Units
Taiwan Taiex Index:
Initial Reference Strike Price TWD
8,571.82, One written put strike USD
243.41, One call strike USD 290.81,
Expires 12/19/12, Broker Citigroup, Inc.		1,080	(18,030)
Initial Reference Strike Price
TWD 8,775.89, One written put strike
TWD 7,345.42, USD 1.45 call strike
TWD 8,775.89, Expires 12/19/12,
Broker Citigroup, Inc.		1,073	(22,150)
Total Over-the-Counter Structured Options
(Cost—$0)—(0.0)%			(40,180)

Options Written		Contracts	Value
Exchange-Traded Call Options—(0.2)%
Activision Blizzard, Inc., Strike Price USD 12.50,
Expires 1/19/13		73	$(5,767)
Alcoa, Inc., Strike Price USD 10.00,
Expires 1/19/13		217	(9,114)
Apple, Inc., Strike Price USD 450.00,
Expires 1/19/13		16	(232,360)
CONSOL Energy, Inc., Strike Price USD 35.00,
Expires 10/20/12		266	(22,743)
Dell, Inc., Strike Price USD 15.00,
Expires 1/19/13		32	(1,136)
EMC Corp., Strike Price USD 25.00,
Expires 1/19/13		40	(10,320)
Goldcorp, Inc., Strike Price USD 48.00,
Expires 10/20/12		39	(1,345)
HCA Holdings, Inc., Strike Price USD 30.00,
Expires 9/22/12		46	(10,465)
International Business Machines Corp., Strike
Price USD 200.00, Expires 1/19/13		14	(12,320)
Mattel, Inc., Strike Price USD 35.00,
Expires 1/19/13		23	(2,415)
Sandisk Corp., Strike Price USD 40.00,
Expires 7/21/12		39	(1,618)
SPDR Gold Shares:
Strike Price USD 172.00, Expires 7/21/12		121	(1,089)
Strke Price USD 175.00, Expires 8/18/12		53	(1,537)
Universal Health Services, Inc., Strike Price
USD 45.00, Expires 10/20/12		35	(7,613)
Valeant Pharmaceuticals International, Inc.,
Strike Price USD 50.00, Expires 1/19/13		16	(6,240)
Vertex Pharmaceuticals, Inc.:
Strike Price USD 35.00, Expires 7/21/12		46	(95,680)
Strike Price USD 40.00, Expires 1/19/13		42	(76,440)
Whiting Petroleum Corp., Strike Price
USD 52.50, Expires 1/19/13		39	(5,460)
			(503,662)
Exchange-Traded Put Options—(0.1)%
ConocoPhillips, Strike Price USD 55.00,
Expires 1/19/13		212	(27,560)
CONSOL Energy, Inc., Strike Price USD 24.00,
Expires 10/20/12		266	(22,743)
Goldcorp, Inc., Strike Price USD 36.00,
Expires 10/20/12		39	(9,341)
Intel Corp., Strike Price USD 25.00,
Expires 7/21/12		115	(2,242)
Mattel, Inc., Strike Price USD 25.00,
Expires 1/19/13, Broker Citigroup, Inc.		111	(5,550)
S&P 500 Index:
Strike Price USD 1,175.00,
Expires 9/22/12		14	(12,110)
Strike Price USD 1,200.00,
Expires 12/22/12		14	(41,720)
SPDR Gold Shares, Strike Price USD 135.00,
Expires 8/18/12		53	(1,590)
			(122,806)
		Notional Amount (000)
Over-the-Counter Call Options—(0.0)%
EUR Currency:
Strike Price EUR 1.37, Expires 11/01/12,
Broker Deutsche Bank AG	EUR	1,370	(3,932)
Strike Price EUR 1.40, Expires 6/03/13,
Broker Credit Suisse Group AG		2,040	(26,926)

See Notes to Financial Statements.

44	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written		Contracts	Value
Over-the-Counter Call Options (concluded)
Brazil BOVESPA Index, Strike Price
USD 64,667.72,
Expires 12/12/12,
Broker Credit Suisse Group AG		12	$(7,042)
DAX 30 Stock Index, Strike Price USD
7,828.10, Expires 9/21/12,
Broker Goldman Sachs Group, Inc.		49	(36)
Mattel, Inc., Strike Price USD 33.00, Expires
1/18/13, Broker Morgan Stanley		2,100	(3,391)
Mead Johnson Nutrition Co., Strike Price
USD 100.00, Expires 1/18/13,
Broker Morgan Stanley		7,920	(8,593)
Russell 2000 Index:
Strike Price USD 877.51,
Expires 8/17/12, Broker BNP Paribas SA		420	(988)
Strike Price USD 833.69, Expires
9/13/12, Broker Bank of America Corp		734	(13,245)
Strike Price USD 894.56, Expires
10/19/12, Broker JPMorgan Chase & Co.		419	(2,965)
Strike Price USD 851.80,Expires
11/16/12, Broker BNP Paribas SA		885	(20,391)
Strike Price USD 868.03, Expires
12/21/12, Broker JPMorgan Chase & Co		879	(20,150)
			(107,659)
		Notional Amount (000)
Over-the-Counter Put Options—(0.1)%
EUR Put Options:
Strike Price EUR 1.17, Expires 11/01/12,
Broker Deutsche Bank AG	EUR	1,370	(9,289)
Strike Price EUR 1.09, Expires 6/03/13,
Broker Credit Suisse Group AG		2,040	(27,696)
		Contracts
Brazil BOVESPA Index:
Strike Price USD 46,466.95,
Expires 11/16/12,
Broker Goldman Sachs Group, Inc.		11	(14,179)
Strike Price USD 46,392.06,
Expires 12/12/12,
Broker Credit Suisse Group AG		12	(17,655)
Mead Johnson Nutrition Co., Strike Price
USD 60.00, Expires 1/17/14,
Broker Morgan Stanley		7,920	(34,848)
Russell 2000 Index:
Strike Price USD 700.19,
Expires 7/20/12, Broker BNP Paribas SA		309	(267)
Strike Price USD 700.00, Expires
9/13/12, Broker Bank of America Corp.		734	(7,996)
Strike Price USD 730.12, Expires
10/19/12, Broker JPMorgan Chase & Co.		419	(10,018)
Strike Price USD 676.65, Expires
11/16/12, Broker BNP Paribas SA		885	(16,141)
Strike Price USD 681.19, Expires
12/21/12, Broker JPMorgan Chase & Co.		879	(21,587)

Options Written		Contracts	Value
Over-the-Counter Put Options (concluded)
S&P 500 Index:
Strike Price USD 1,240.54, Expires
8/17/12, Broker JPMorgan Chase & Co.		419	$(2,894)
Strike Price USD 1,137.81, Expires
9/21/12, Broker Bank of America Corp.		642	(3,737)
Strike Price USD 1,175.00, Expires
9/21/12, Broker Bank of America Corp.		521	(4,240)
Strike Price USD 1,149.60, Expires
12/20/13, Broker Citigroup Inc.		305	(24,761)
Taiwan Taiex Index:
Strike Price TWD 7,557.82, Expires
3/20/13, Broker Citigroup Inc.		1,003	(27,634)
Strike Price TWD 7,574.49, Expires
6/19/13, Broker Credit Suisse Group AG		988	(31,279)
Strike Price TWD 6,957.96, Expires
9/18/13, Broker Credit Suisse Group AG		494	(12,734)
Strike Price TWD 7,176.38, Expires
9/18/13, Broker Credit Suisse Group AG		502	(14,869)
Strike Price TWD 5,758.51, Expires
12/18/13, Broker JPMorgan Chase & Co.		38	(16,211)
Strike Price TWD 6,524.53, Expires
12/18/13, Broker Citigroup Inc.		57	(40,458)
Strike Price TWD 7,180.59, Expires
12/18/13, Broker JPMorgan Chase & Co.		1,002	(29,757)
			(368,250)
		Notional Amount (000)
Over-the-Counter Interest Rate Put Swaptions—(0.0)%
Receive a fixed rate of 3.15% and pay a
floating rate based on 6-month LIBOR,
expiring 4/30/13, Broker Morgan Stanley	JPY	124,318	(993)
Total Options Written
(Premiums Received—$1,191,826)—(0.4)%			(1,103,420)
Total Investments, Net of Structured Options
and Options Written—99.9%			268,837,516
Other Assets Less Liabilities—0.1%			182,778
Net Assets—100.0%			$269,020,294

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Security, or a portion of security, is on loan.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)	Variable rate security. Rate shown is as of report date.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h)	Convertible security.
(i)	Security is perpetual in nature and has no stated maturity date.
(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(k)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	45

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

(l)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2012	Value at June 30, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	140,603	1,262,953	[1]	—	1,403,556	$1,403,556	—	$138
BlackRock Liquidity Series LLC, Money Market Series	$155,028	—		$(74,628)[2]	$80,400	$80,400	—	$711
iShares Gold Trust	66,631	—		(3,071)	63,560	$988,993	$7,639	—
iShares Silver Trust[3]	2,485	—		(2,485)	—	—	$4,000	—

[1]	Represents net shares purchased
[2]	Represents net beneficial interest sold
[3]	No longer held by the Portfolio as of report date.
(m)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(n)	Rates shown are discount rates or a range of discount rates paid at the time of purchase. (o) Represents the current yield as of report date.
(p)	Security was purchased with the cash collateral from loaned securities.
•	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
5	MSCI Taiwan Index	Stock Exchange of Singapore	July 2012	USD	126,700	$(4,470)
4	Nikkei 225 Index	Chicago Mercantile	September 2012	USD	227,810	(9,904)
9	DAX 30 Index	Eurex Mercantile	September 2012	USD	1,825,593	(20,785)
6	DJ Euro Stoxx 50 Index	Eurex Mercantile	September 2012	USD	171,222	(9,962)
1	FTSE 100 Index	London Stock Exchange	September 2012	USD	86,499	(501)
14	S&P 500 E-Mini Index	Chicago Mercantile	September 2012	USD	949,480	(17,938)
Total						$(63,560)

•	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	49,986	USD	630	Deutsche Bank AG	7/02/12	$(5)
USD	40,254	AUD	40,111	Deutsche Bank AG	7/02/12	(800)
USD	182,460	EUR	146,719	Brown Brothers Harriman	7/02/12	(3,213)
USD	724	JPY	57,586	Brown Brothers Harriman	7/02/12	3
USD	994	JPY	79,050	Brown Brothers Harriman	7/02/12	5
USD	3,924	JPY	311,550	Brown Brothers Harriman	7/02/12	27
USD	10,851	MYR	34,676	Brown Brothers Harriman	7/02/12	(68)
USD	13,151	TRY	23,775	UBS AG	7/02/12	5
BRL	384,083	USD	190,018	Barclays Plc	7/03/12	1,211
BRL	384,083	USD	183,640	Barclays Plc	7/03/12	7,517
BRL	384,290	USD	190,120	JPMorgan Chase & Co.	7/03/12	1,212
BRL	384,290	USD	184,056	JPMorgan Chase & Co.	7/03/12	7,205
BRL	753,000	USD	372,533	UBS AG	7/03/12	2,374
BRL	753,000	USD	360,287	UBS AG	7/03/12	14,480
CAD	19,459	USD	19,109	Barclays Plc	7/03/12	5
USD	40,684	AUD	39,750	Credit Suisse Group AG	7/03/12	—
USD	190,018	BRL	384,083	Barclays Plc	7/03/12	(1,211)
USD	190,168	BRL	384,083	Barclays Plc	7/03/12	(989)
USD	1,507	BRL	3,035	Brown Brothers Harriman	7/03/12	(5)
USD	190,120	BRL	384,290	JPMorgan Chase & Co.	7/03/12	(1,212)
USD	190,158	BRL	384,290	JPMorgan Chase & Co.	7/03/12	(1,103)
USD	372,036	BRL	753,000	UBS AG	7/03/12	(2,731)
USD	372,533	BRL	753,000	UBS AG	7/03/12	(2,374)
USD	45	CAD	47	Brown Brothers Harriman	7/03/12	(1)
USD	7,012	HKD	54,386	Brown Brothers Harriman	7/03/12	1
USD	8,054	INR	444,624	Brown Brothers Harriman	7/03/12	91
USD	825	JPY	65,472	Brown Brothers Harriman	7/03/12	6
USD	837	JPY	66,402	Brown Brothers Harriman	7/03/12	6
USD	903	JPY	71,610	Brown Brothers Harriman	7/03/12	7
USD	1,111	JPY	88,164	Brown Brothers Harriman	7/03/12	8
USD	1,526	JPY	121,086	Brown Brothers Harriman	7/03/12	12

See Notes to Financial Statements.

46	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of June 30, 2012 were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,729	JPY	137,194	Brown Brothers Harriman	7/03/12	$13
USD	1,741	JPY	138,119	Brown Brothers Harriman	7/03/12	13
USD	1,763	JPY	139,872	Brown Brothers Harriman	7/03/12	13
USD	2,462	JPY	195,300	Brown Brothers Harriman	7/03/12	19
USD	2,603	JPY	206,460	Brown Brothers Harriman	7/03/12	20
USD	2,997	JPY	237,790	Brown Brothers Harriman	7/03/12	23
USD	3,013	JPY	239,010	Brown Brothers Harriman	7/03/12	23
USD	3,216	JPY	255,155	Brown Brothers Harriman	7/03/12	24
USD	3,332	JPY	264,353	Brown Brothers Harriman	7/03/12	25
USD	4,038	JPY	320,320	Brown Brothers Harriman	7/03/12	31
USD	4,158	JPY	329,890	Brown Brothers Harriman	7/03/12	31
USD	4,464	JPY	354,144	Brown Brothers Harriman	7/03/12	34
USD	5,369	JPY	425,940	Brown Brothers Harriman	7/03/12	41
USD	5,412	JPY	429,302	Brown Brothers Harriman	7/03/12	41
USD	6,166	JPY	489,180	Brown Brothers Harriman	7/03/12	47
USD	7,483	JPY	593,647	Brown Brothers Harriman	7/03/12	57
USD	6,592	JPY	525,904	UBS AG	7/03/12	13
USD	2,536	SGD	3,223	Brown Brothers Harriman	7/03/12	(9)
USD	1,223	CAD	1,256	Brown Brothers Harriman	7/05/12	(11)
USD	7,821	EGP	47,468	Brown Brothers Harriman	7/05/12	—
USD	634	EGP	3,847	Brown Brothers Harriman	7/05/12	—
USD	3,774	HKD	29,281	Brown Brothers Harriman	7/05/12	(1)
USD	3,322	HKD	25,773	Brown Brothers Harriman	7/05/12	(1)
USD	1,720	HKD	13,348	Brown Brothers Harriman	7/05/12	—
USD	662,055	AUD	676,640	JPMorgan Chase & Co.	7/12/12	(30,065)
USD	371,094	AUD	379,441	UBS AG	7/12/12	(17,028)
USD	726,209	EUR	580,870	Credit Suisse Group AG	7/12/12	(9,689)
USD	400,057	EUR	318,400	Credit Suisse Group AG	7/12/12	(3,321)
USD	1,206,557	EUR	966,560	Deutsche Bank AG	7/12/12	(17,968)
USD	793,048	GBP	507,200	JPMorgan Chase & Co.	7/12/12	(2,504)
JPY	24,371,400	USD	308,862	Deutsche Bank AG	7/13/12	(3,489)
SGD	556,635	USD	432,170	HSBC Holdings Plc	7/13/12	7,023
SGD	375,048	USD	291,175	JPMorgan Chase & Co.	7/13/12	4,743
EUR	826,179	USD	1,037,728	Credit Suisse Group AG	7/19/12	9,007
JPY	47,155,800	USD	600,000	Credit Suisse Group AG	7/19/12	(9,087)
JPY	56,896,000	USD	723,748	UBS AG	7/19/12	(10,780)
USD	419,952	EUR	341,000	Credit Suisse Group AG	7/19/12	(12,081)
USD	400,000	EUR	323,167	Credit Suisse Group AG	7/19/12	(9,439)
USD	423,276	EUR	341,000	Credit Suisse Group AG	7/19/12	(8,757)
USD	500,058	EUR	397,600	Credit Suisse Group AG	7/19/12	(3,686)
USD	613,325	JPY	48,246,000	Credit Suisse Group AG	7/19/12	8,751
CHF	140,598	EUR	117,165	UBS AG	7/20/12	(1,175)
CHF	140,598	EUR	117,165	UBS AG	7/20/12	1,021
USD	200,022	EUR	157,741	Barclays Plc	7/20/12	169
USD	216,021	EUR	170,000	Barclays Plc	7/20/12	636
USD	200,013	EUR	157,600	JPMorgan Chase & Co.	7/20/12	339
USD	732,749	EUR	576,652	JPMorgan Chase & Co.	7/20/12	2,148
USD	294,801	GBP	190,600	Deutsche Bank AG	7/20/12	(4,152)
USD	394,860	GBP	255,000	Goldman Sachs Group, Inc.	7/20/12	(5,104)
USD	307,687	AUD	303,015	Barclays Plc	7/26/12	(1,849)
USD	399,017	EUR	319,152	UBS AG	7/26/12	(5,358)
USD	200,048	EUR	157,600	UBS AG	7/26/12	364
USD	1,215,743	GBP	771,900	Deutsche Bank AG	7/26/12	5,047
USD	636,952	GBP	404,450	JPMorgan Chase & Co.	7/26/12	2,588
USD	129,769	MXN	1,716,000	JPMorgan Chase & Co.	7/26/12	2,116
USD	336,052	MXN	4,459,240	JPMorgan Chase & Co.	7/26/12	4,331
USD	259,852	MXN	3,432,000	JPMorgan Chase & Co.	7/26/12	4,547
USD	1,368,363	AUD	1,364,814	UBS AG	8/02/12	(24,903)
USD	182,472	BRL	384,083	Barclays Plc	8/02/12	(7,468)
USD	358,000	BRL	753,000	UBS AG	8/02/12	(14,381)
USD	598,563	EUR	478,728	UBS AG	8/02/12	(8,033)
CHF	468,407	EUR	390,216	Credit Suisse Group AG	8/03/12	(8,168)
CHF	468,407	EUR	390,216	Credit Suisse Group AG	8/03/12	7,916
CHF	1,229,943	EUR	1,024,645	UBS AG	8/03/12	(21,469)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	47

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of June 30, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	1,229,943	EUR	1,024,645	UBS AG	8/03/12	$20,787
SGD	544,095	USD	426,374	JPMorgan Chase & Co.	8/03/12	2,923
USD	705,963	AUD	703,151	Deutsche Bank AG	8/03/12	(11,778)
USD	628,812	JPY	50,000,000	Deutsche Bank AG	8/06/12	2,099
USD	171,678	MXN	2,256,110	Deutsche Bank AG	8/23/12	4,293
MXN	9,946,920	USD	714,680	Credit Suisse Group AG	9/06/12	22,331
USD	743,139	MXN	9,946,920	Credit Suisse Group AG	9/06/12	6,128
MXN	6,831,490	USD	487,727	UBS AG	10/18/12	16,490
USD	517,545	MXN	6,831,490	UBS AG	10/18/12	13,329
USD	629,715	JPY	50,000,000	Deutsche Bank AG	11/09/12	2,122
AUD	1,739,000	USD	1,697,351	JPMorgan Chase & Co.	11/15/12	61,922
USD	492,275	AUD	487,546	Goldman Sachs & Co.	11/15/12	(954)
USD	482,616	AUD	475,817	Goldman Sachs & Co.	11/15/12	1,252
USD	1,699,525	AUD	1,739,000	JPMorgan Chase & Co.	11/15/12	(59,748)
Total						$(77,103)

•	Credit default swaps on traded indexes—buy protection outstanding as of June 30, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Dow Jones CDX North America
High Yield Index Series 18	5.00%	Deutsche Bank AG	6/20/17	USD	674	$(24,170)
Dow Jones CDX North America
High Yield Index Series 18	5.00%	JPMorgan Chase & Co.	6/20/17	USD	674	(23,344)
Total						$(47,514)

•	Interest rate swaps outstanding as of June 30, 2012 were as follows:
Fixed Rate	Floating Rate	Counterparty/Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation
1.29%[1]	3-Month LIBOR	Deutsche Bank AG	6/22/16	USD	1,669	$1,120
1.32%[1]	3-Month LIBOR	Deutsche Bank AG	6/22/16	USD	1,696	1,530
1.28%[1]	3-Month LIBOR	UBS AG	6/22/16	USD	4,146	2,027
Total						$4,677

[1]	Portfolio pays a floating rate and receives fixed rate.
•	Total return swaps outstanding as of June 30, 2012 were as follows:
Reference Entity	Portfolio Pays/Receives the Total Return of the Reference Entity	Fixed Amount	Counterparty	Expiration Date	Contract Amount		Unrealized Appreciation
HSCEI Dividend Point Index
Futures December 2012	Receives	HKD 1,100,125	Citigroup Inc.	12/31/12	HKD	65	$15,113
SGX Nikkei Stock Average Dividend
Point Index Futures December 2013	Receives	JPY 14,748,300	Citigroup Inc.	3/31/14	JPY	9	38,370
Total							$53,483

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

48	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$180,990	—	—	$180,990
Australia	—	$1,566,187	—	1,566,187
Belgium	—	138,089	—	138,089
Brazil	3,765,347	—	—	3,765,347
Canada	6,196,724	—	—	6,196,724
Chile	133,497	—	—	133,497
China	—	2,490,938	—	2,490,938
Egypt	76,885	—	—	76,885
France	550,158	3,209,298	—	3,759,456
Germany	—	5,340,578	—	5,340,578
Hong Kong	—	1,999,552	—	1,999,552
India	—	80,449	—	80,449
Indonesia	—	171,658	—	171,658
Ireland	213,732	—	—	213,732
Israel	666,026	—	—	666,026
Italy	—	1,265,063	—	1,265,063
Japan	—	16,058,104	—	16,058,104
Kazakhstan	—	305,603	—	305,603
Luxembourg	—	38,883	—	38,883
Malaysia	—	941,515	—	941,515
Mexico	677,971	—	—	677,971
Netherlands	519,388	795,280	—	1,314,668
Norway	—	347,190	—	347,190
Philippines	127,709	—	—	127,709
Portugal	—	76,739	—	76,739
Russia	397,204	308,362	—	705,566
Singapore	—	2,482,599	—	2,482,599
South Africa	311,345	183,967	—	495,312
South Korea	566,657	1,900,990	—	2,467,647
Sweden	—	75,556	—	75,556
Switzerland	154,174	2,436,782	—	2,590,956
Taiwan	341,707	957,101	—	1,298,808
Thailand	652,061	—	—	652,061
Turkey	—	170,680	—	170,680
United Arab Emirates	83,240	—	—	83,240
United Kingdom	2,967,340	5,945,371	$216,599	9,129,310
United States	92,130,177	—	—	92,130,177
Corporate Bonds	—	14,031,304	1,323,762	15,355,066
Floating Rate Loan Interests	—	101,904	540,350	642,254
Foreign Agency Obligations	—	24,846,638	—	24,846,638
Non-Agency Mortgage-Backed Securities	—	252,873	—	252,873
US Treasury Obligations	—	18,427,777	—	18,427,777
Investment Companies.	5,858,970	—	—	5,858,970
Preferred Securities	2,545,423	381,177	—	2,926,600
Warrants	18,597	12,525	—	31,122
Short-Term Securities:
Foreign Agency Obligations	—	4,874,205	—	4,874,205
Money Market Funds	1,403,556	80,400	—	1,483,956
Time Deposits	—	163,359	—	163,359
US Treasury Obligations	—	33,836,415	—	33,836,415
Total	$120,538,878	$146,295,111	$2,080,711	$268,914,700

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$530,876	$445,557	—	$976,433
Foreign currency exchange contracts	—	392,531	—	392,531
Interest rate contracts	—	4,677	—	4,677
Liabilities:
Equity contracts	(690,078)	(422,704)	—	(1,112,782)
Foreign currency exchange contracts	—	(394,011)	—	(394,011)
Credit contracts	—	(47,514)	—	(47,514)
Interest rate contracts	—	(993)	—	(993)
Total	$(159,202)	$(22,457)	—	$(181,659)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	49

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (concluded)

Certain of the Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$715,000	—	—	$715,000
Foreign currency	62,675	—	—	62,675
Liabilities:
Bank overdraft	—	$(1,356,105)	—	(1,356,105)
Collateral on securities loaned at value	—	(80,400)	—	(80,400)
Total	$777,675	$(1,436,505)	—	$(658,830)

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2012.

Certain of the Portfolio’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such violations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening balance, as of December 31, 2011	$137	$2,266,255	$809,234	$3,075,626
Transfers into Level 3[1]	—	—	—	—
Transfers out of Level 3[1]	—	(298,530)	—	(298,530)
Accrued discounts/premiums	—	254	1,135	1,389
Net realized gain (loss)	—	316,257	1,307	317,564
Net change in unrealized appreciation/depreciation[2]	(11,536)	(340,903)	5,896	(346,543)
Purchases	227,998	368,736	7,593	604,327
Sales	—	(988,307)	(284,815)	(1,273,122)
Closing Balance, as of June 30, 2012	$216,599	$1,323,762	$540,350	$2,080,711

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.
[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2012 was $75,216.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

		Equity Contracts
	Assets	Liabilities	Total
Opening balance, as of December 31, 2011	$281,440	$(881,620)	$(600,180)
Transfers into Level 3[1]	—	—	—
Transfers out of Level 3[1]	(29,781)	285,812	256,031
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(363,340)	34,028	(329,312)
Net change in unrealized appreciation/depreciation[3]	284,172	114,125	398,297
Purchases	—	—	—
Issues[4]	—	—	—
Sales	(172,491)	(7,329)	(179,820)
Settlements[5]	—	454,984	454,984
Closing Balance, as of June 30, 2012	—	—	—

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of June 30, 2012 was $0.
[4]	Issues represent upfront cash received on certain derivative financial instruments.
[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivative financial instruments as of the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

50	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock High Yield Portfolio
Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
American Airlines Pass-Through Trust, Series 2011-2,
Class A, 8.63%, 4/15/23	$81	$84,577
US Airways Pass Through Trust, Series 2012-1,
Class C, 9.13%, 10/01/15	80	80,200
Total Asset-Backed Securities—0.3%		164,777

Common Stocks	Shares
Auto Components—1.7%
Delphi Automotive Plc (a)	32,440	827,220
Biotechnology—0.0%
Ironwood Pharmaceuticals, Inc. (a)	1,250	17,225
Chemicals—0.2%
CF Industries Holdings, Inc.	420	81,371
Huntsman Corp.	2,500	32,350
		113,721
Commercial Banks—0.3%
CIT Group, Inc. (a)	3,500	124,740
Electrical Equipment—0.0%
Medis Technologies Ltd. (a)	14,935	54
Hotels, Restaurants & Leisure—0.0%
Travelport Worldwide Ltd.	15,059	7,529
Wynn Resorts Ltd.	100	10,372
		17,901
Media—0.7%
Charter Communications, Inc. (a)	4,090	289,858
DISH Network Corp., Class A	1,130	32,262
		322,120
Paper & Forest Products—0.1%
Ainsworth Lumber Co. Ltd. (a)	13,864	24,512
Ainsworth Lumber Co. Ltd. (a)(b)	15,671	27,706
		52,218
Software—0.0%
Bankruptcy Management Solutions, Inc.	117	1
Total Common Stocks—3.0%		1,475,200

Corporate Bonds	Par (000)
Aerospace & Defense—0.5%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	50	52,125
7.13%, 3/15/21	100	104,500
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17	104	112,060
		268,685
Air Freight & Logistics—0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	117	120,211
Series 2, 12.38%, 8/16/15	118	121,576
		241,787
Airlines—0.5%
Delta Air Lines, Inc., Series 2009-1, Class B, 9.75%,
6/17/18	37	39,767
United Air Lines, Inc., 12.75%, 7/15/12	196	196,907
		236,674
Auto Components—2.0%
Baker Corp. International, Inc., 8.25%, 6/01/19 (b)	40	39,700
Delphi Corp., 6.13%, 5/15/21	60	65,550
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(c)(f)	50	50,000
8.00%, 1/15/18	720	765,000

Corporate Bonds	Par (000)	Value
Auto Components (concluded)
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)	$85	$88,400
International Automotive Components Group SL,
9.13%, 6/01/18 (b)	10	9,125
		1,017,775
Biotechnology—0.0%
QHP Royalty Sub LLC, 10.25%, 3/15/15 (b)	11	10,636
Building Products—0.4%
Building Materials Corp. of America (b):
7.00%, 2/15/20	60	64,650
6.75%, 5/01/21	40	42,800
Momentive Performance Materials, Inc., 11.50%,
12/01/16	90	67,050
		174,500
Capital Markets—0.6%
American Capital Ltd., 7.96%, 12/31/13	90	90,549
E*Trade Financial Corp.:
12.50%, 11/30/17	50	57,313
3.29%, 8/31/19 (b)(c)(e)	37	29,276
Series A, 3.29%, 8/31/19 (c)(e)	1	791
KKR Group Finance Co., 6.38%, 9/29/20 (b)	120	130,087
		308,016
Chemicals—3.3%
American Pacific Corp., 9.00%, 2/01/15	120	118,800
Celanese US Holdings LLC:
6.63%, 10/15/18	110	119,625
5.88%, 6/15/21	145	155,512
Hexion US Finance Corp., 9.00%, 11/15/20	115	99,188
Huntsman International LLC:
8.63%, 3/15/20	15	16,838
8.63%, 3/15/21	65	73,288
Ineos Finance Plc (b):
8.38%, 2/15/19	100	103,500
7.50%, 5/01/20	145	146,087
Kinove German Bondco GmbH, 9.63%,
6/15/18 (b)	200	206,000
Kraton Polymers LLC, 6.75%, 3/01/19	25	26,063
LyondellBasell Industries NV, 5.75%, 4/15/24 (b)	280	299,600
Nexeo Solutions LLC/Nexeo Solutions Finance
Corp., 8.38%, 3/01/18	35	33,950
NOVA Chemicals Corp., 8.63%, 11/01/19	155	175,537
PolyOne Corp., 7.38%, 9/15/20	40	42,500
Solutia, Inc., 8.75%, 11/01/17	15	16,856
TPC Group LLC, 8.25%, 10/01/17	10	10,575
		1,643,919
Commercial Banks—1.2%
CIT Group, Inc.:
7.00%, 5/02/16 (b)	333	333,832
5.25%, 3/15/18	130	134,225
5.50%, 2/15/19 (b)	100	102,750
Eksportfinans ASA, 0.67%, 4/05/13 (f)	15	14,571
		585,378
Commercial Services & Supplies—2.0%
ARAMARK Corp., 3.97%, 2/01/15 (f)	110	109,175
ARAMARK Holdings Corp., 8.63%, 5/01/16 (b)(d)	40	40,950
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)	110	110,344
Brickman Group Holdings, Inc., 9.13%,
11/01/18 (b)	3	2,925
Casella Waste Systems, Inc., 7.75%, 2/15/19	96	94,560
Covanta Holding Corp., 6.38%, 10/01/22	45	47,565
International Lease Finance Corp., 8.63%, 9/15/15	30	33,150
Mead Products LLC/ACCO Brands Corp., 6.75%,
4/30/20 (b)	61	64,355
Mobile Mini, Inc., 7.88%, 12/01/20	50	52,875
RSC Equipment Rental, Inc., 8.25%, 2/01/21	397	422,805
		978,704

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	51

BlackRock High Yield Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Communications Equipment—1.5%
Avaya, Inc., 9.75%, 11/01/15	$100	$82,750
Consolidated Communications Finance Co.,
10.88%, 6/01/20 (b)	135	140,400
Hughes Satellite Systems Corp., 6.50%, 6/15/19	70	74,375
Zayo Group LLC/Zayo Capital, Inc.(b):
10.13%, 7/01/20	210	223,125
8.13%, 1/01/20	230	240,350
		761,000
Computers & Peripherals—0.1%
SanDisk Corp., 1.50%, 8/15/17 (c)	50	51,438
Construction & Engineering—0.2%
Boart Longyear Management Property Ltd., 7.00%,
4/01/21 (b)	45	46,012
URS Corp., 5.00%, 4/01/22 (b)	60	59,266
		105,278
Construction Materials—0.9%
HD Supply, Inc. (b):
8.13%, 4/15/19	91	98,280
11.00%, 4/15/20	340	365,925
		464,205
Containers & Packaging—1.4%
Ardagh Packaging Finance Plc, 9.13%,
10/15/20 (b)	200	210,000
Berry Plastics Corp.:
4.34%, 9/15/14 (f)	55	53,900
8.25%, 11/15/15	85	90,312
9.75%, 1/15/21	55	59,813
Graphic Packaging International, Inc., 7.88%,
10/01/18	70	77,000
Greif, Inc., 7.75%, 8/01/19	50	57,000
Sealed Air Corp. (b):
8.13%, 9/15/19	70	78,050
8.38%, 9/15/21	40	45,200
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)	25	25,250
		696,525
Diversified Consumer Services—0.4%
ServiceMaster Co., 8.00%, 2/15/20	185	201,419
Diversified Financial Services—2.5%
Aircastle, Ltd., 6.75%, 4/15/17	80	80,800
Ally Financial, Inc., 8.00%, 11/01/31	70	82,075
DPL, Inc., 7.25%, 10/15/21 (b)	80	88,800
General Motors Financial Co., Inc.,
6.75%, 6/01/18	20	21,863
Lehman Brothers Holdings, Inc. (a)(g):
1.00%, 9/22/18	30	6,825
1.00%, 12/31/49	110	25,025
Leucadia National Corp., 8.13%, 9/15/15	144	161,460
Reynolds Group Issuer, Inc. (b):
7.88%, 8/15/19	190	205,675
9.88%, 8/15/19	215	223,062
6.88%, 2/15/21	100	104,000
WMG Acquisition Corp.:
9.50%, 6/15/16 (b)	20	21,800
11.50%, 10/01/18	205	226,525
		1,247,910
Diversified Telecommunication Services—1.8%
Broadview Networks Holdings, Inc., 11.38%,
9/01/12	165	112,200
ITC Deltacom, Inc., 10.50%, 4/01/16	60	63,900
Level 3 Communications, Inc., 6.50%,
10/01/16 (c)	40	55,850

Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services (concluded)
Level 3 Financing, Inc.:
8.13%, 7/01/19	$380	$389,975
8.63%, 7/15/20	210	220,500
Windstream Corp., 7.88%, 11/01/17	70	76,300
		918,725
Electric Utilities—0.2%
FPL Energy National Wind Portfolio, LLC, 6.13%,
3/25/19 (b)	110	109,021
Electronic Equipment, Instruments & Components—0.1%
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19	59	62,835
Energy Equipment & Services—3.3%
Atwood Oceanics, Inc., 6.50%, 2/01/20	40	41,800
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	120	114,600
Cie Geéneérale deGeéophysique-Veritas,6.50%,
6/01/21	80	80,000
Forbes Energy Services Ltd., 9.00%, 6/15/19	70	66,150
Frac Tech Services LLC, 8.13%, 11/15/18 (b)	265	266,987
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (b)	25	25,250
Hornbeck Offshore Services, Inc., 5.88%,
4/01/20 (b)	55	54,588
Key Energy Services, Inc., 6.75%, 3/01/21 (b)	55	53,350
MEG Energy Corp., 6.50%, 3/15/21 (b)	365	372,756
Oil States International, Inc., 6.50%, 6/01/19	145	150,800
Peabody Energy Corp.:
6.25%, 11/15/21 (b)	245	242,550
7.88%, 11/01/26	85	86,913
Precision Drilling Corp.:
6.63%, 11/15/20	15	15,450
6.50%, 12/15/21	65	66,300
		1,637,494
Food & Staples Retailing—0.1%
Rite Aid Corp., 9.25%, 3/15/20 (b)	45	45,000
Food Products—0.2%
Constellation Brands, Inc., 6.00%, 5/01/22	50	53,750
Del Monte Corp., 7.63%, 2/15/19	9	9,079
JBS USA LLC, 11.63%, 5/01/14	20	22,750
Post Holdings, Inc., 7.38%, 2/15/22 (b)	35	36,925
		122,504
Health Care Equipment & Supplies—1.8%
Alere, Inc., 7.88%, 2/01/16	140	143,500
Bausch & Lomb, Inc., 9.88%, 11/01/15	20	20,900
Biomet, Inc.:
10.00%, 10/15/17	30	32,044
10.38%, 10/15/17 (d)	120	128,250
DJO Finance LLC:
10.88%, 11/15/14	46	47,495
8.75%, 3/15/18 (b)	65	66,300
Fresenius Medical Care US Finance, Inc., 6.50%,
9/15/18 (b)	167	181,612
Fresenius Medical Care US Finance II, Inc., 5.88%,
1/31/22 (b)	30	31,238
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)	165	189,544
Teleflex, Inc., 6.88%, 6/01/19	55	58,437
		899,320
Health Care Providers & Services—5.3%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	70	72,100
HCA, Inc.:
6.50%, 2/15/20	525	568,969
7.88%, 2/15/20	160	177,600
7.25%, 9/15/20	285	313,500
5.88%, 3/15/22	90	94,050
IASIS Healthcare LLC, 8.38%, 5/15/19	315	311,850

See Notes to Financial Statements.

52	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock High Yield Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Health Care Providers & Services (concluded)
INC Research LLC, 11.50%, 7/15/19 (b)	$125	$121,250
inVentiv Health, Inc. (b):
10.00%, 8/15/18	20	17,200
10.00%, 8/15/18	5	4,275
Omnicare, Inc., 7.75%, 6/01/20	220	239,800
PSS World Medical, Inc., 6.38%, 3/01/22 (b)	55	56,375
Symbion, Inc., 8.00%, 6/15/16	65	64,675
Tenet Healthcare Corp.:
10.00%, 5/01/18	62	70,990
6.25%, 11/01/18	290	306,675
8.88%, 7/01/19	90	101,025
Vanguard Health Holding Co. II LLC/Vanguard
Holding Co. II, Inc.:
7.75%, 2/01/19 (b)	60	60,600
7.75%, 2/01/19	50	50,500
		2,631,434
Health Care Technology—1.0%
IMS Health, Inc., 12.50%, 3/01/18 (b)	415	492,812
Hotels, Restaurants & Leisure—2.8%
Affinity Gaming LLC/Affinity Gaming Finance Corp.,
9.00%, 5/15/18 (b)	35	35,000
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17	150	163,688
10.00%, 12/15/18	490	335,037
Choice Hotels International, Inc., 5.75%, 7/01/22	30	31,367
Diamond Resorts Corp., 12.00%, 8/15/18	230	246,100
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)	25	23,750
Fontainebleau Las Vegas Holdings LLC, 10.25%,
6/15/15 (a)(b)(g)	25	16
HRP Myrtle Beach Operations LLC, 5.30%,
4/01/2012 (a)(b)(g)	250	—
MGM Resorts International:
4.25%, 4/15/15 (c)	274	277,767
11.13%, 11/15/17	50	56,125
Travelport LLC:
9.88%, 9/01/14	10	7,313
9.00%, 3/01/16	20	14,000
6.46%, 12/01/16 (b)(d)	82	62,758
Tropicana Entertainment LLC, 9.63%,
12/15/14 (a)(g)	15	—
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	87	33,072
Wynn Las Vegas LLC, 5.38%, 3/15/22 (b)	100	100,500
		1,386,493
Household Durables—1.2%
Beazer Homes USA, Inc., 12.00%, 10/15/17	130	139,912
Jarden Corp., 7.50%, 5/01/17	30	33,600
Libbey Glass, Inc., 6.88%, 5/15/20 (b)	55	56,513
Pulte Group, Inc., 6.38%, 5/15/33	10	8,250
Ryland Group, Inc., 6.63%, 5/01/20	80	81,200
Standard Pacific Corp.:
10.75%, 9/15/16	100	118,000
8.38%, 1/15/21	150	162,750
		600,225
Household Products—0.0%
Spectrum Brands, Inc., 9.50%, 6/15/18	15	16,950
Independent Power Producers & Energy Traders—3.7%
AES Corp., 7.75%, 10/15/15	90	101,025
Calpine Corp. (b):
7.25%, 10/15/17	70	75,250
7.50%, 2/15/21	20	21,600
7.88%, 1/15/23	25	27,250
Energy Future Intermediate Holding Co. LLC:
10.00%, 12/01/20	1,185	1,288,687
11.75%, 3/01/22 (b)	80	81,800

Corporate Bonds	Par (000)	Value
Independent Power Producers & Energy Traders (concluded)
Laredo Petroleum, Inc.:
9.50%, 2/15/19	$70	$78,050
7.38%, 5/01/22 (b)	20	20,800
NRG Energy, Inc., 8.25%, 9/01/20	85	87,975
QEP Resources, Inc., 5.38%, 10/01/22	56	56,140
		1,838,577
Industrial Conglomerates—1.1%
Sequa Corp. (b):
11.75%, 12/01/15	130	137,150
13.50%, 12/01/15	387	410,356
		547,506
Insurance—0.4%
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)	60	64,650
Genworth Financial, Inc., 7.63%, 9/24/21	80	75,587
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)	45	37,462
		177,699
IT Services—1.9%
Alliance Data Systems Corp., 6.38%, 4/01/20 (b)	60	61,500
Epicor Software Corp., 8.63%, 5/01/19	100	102,000
First Data Corp.:
7.38%, 6/15/19 (b)	210	214,200
8.25%, 1/15/21 (b)	160	160,000
12.63%, 1/15/21	173	173,216
SunGard Data Systems, Inc.:
7.38%, 11/15/18	117	125,483
7.63%, 11/15/20	128	136,320
		972,719
Machinery—0.4%
SPX Corp., 6.88%, 9/01/17	30	32,700
UR Merger Sub Corp. (b):
5.75%, 7/15/18	65	67,600
7.38%, 5/15/20	50	52,250
7.63%, 4/15/22	55	57,613
		210,163
Media—8.6%
Affinion Group, Inc., 7.88%, 12/15/18	115	98,037
CCO Holdings LLC:
7.38%, 6/01/20	96	105,480
6.50%, 4/30/21	159	169,335
Cengage Learning Acquisitions, Inc., 11.50%,
4/15/20 (b)	225	232,875
Checkout Holding Corp., 24.89%, 11/15/15 (b)(e)	115	52,038
Cinemark USA, Inc., 8.63%, 6/15/19	40	44,300
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20 (b)	360	351,900
Series B, 9.25%, 12/15/17	680	741,200
DISH DBS Corp., 5.88%, 7/15/22 (b)	135	136,350
Harron Communications LP, 9.13%, 4/01/20 (b)	60	62,100
Intelsat Jackson Holdings SA, 7.25%,
10/15/20 (b)	145	152,250
Intelsat Luxembourg SA:
11.25%, 2/04/17	90	92,700
11.50%, 2/04/17 (d)	360	371,700
Interactive Data Corp., 10.25%, 8/01/18	250	278,125
Live Nation Entertainment, Inc., 8.13%,
5/15/18 (b)	120	122,550
NAI Entertainment Holdings LLC, 8.25%,
12/15/17 (b)	125	138,125
Nielsen Finance LLC:
11.63%, 2/01/14	26	29,770
7.75%, 10/15/18	320	354,400
ProQuest LLC, 9.00%, 10/15/18 (b)	90	80,100
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(c)(g)	163	82
Truven Health Analytics, Inc., 10.63%, 6/01/20 (b)	60	62,400

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	53

BlackRock High Yield Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Media (concluded)
Unitymedia Hessen GmbH & Co. KG/Unitymedia
NRW GmbH:
8.13%, 12/01/17 (b)	$350	$376,250
7.50%, 3/15/19	230	239,027
		4,291,094
Metals & Mining—3.1%
FMG Resources August 2006 Property Ltd. (b):
7.00%, 11/01/15	35	35,700
6.88%, 2/01/18	55	55,550
6.88%, 4/01/22	65	65,488
Global Brass and Copper, Inc., 9.50%,
6/01/19 (b)	50	50,125
Goldcorp, Inc., 2.00%, 8/01/14 (c)	115	129,519
Kaiser Aluminum Corp., 8.25%, 6/01/20 (b)	45	45,900
New Gold, Inc., 7.00%, 4/15/20 (b)	25	25,750
Newmont Mining Corp., Series A, 1.25%,
7/15/14 (c)	85	105,400
Novelis, Inc., 8.75%, 12/15/20	905	975,137
Taseko Mines Ltd., 7.75%, 4/15/19	90	85,950
		1,574,519
Multiline Retail—0.3%
Dollar General Corp.:
4.13%, 7/15/17 (h)	34	34,467
11.88%, 7/15/17 (d)(f)	88	93,391
		127,858
Oil, Gas & Consumable Fuels—9.1%
Alpha Appalachia Holdings, Inc., 3.25%,
8/01/15 (c)	108	93,150
Alpha Natural Resources, Inc.:
6.00%, 6/01/19	45	38,363
6.25%, 6/01/21	15	12,675
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (b)	70	71,750
Berry Petroleum Co., 6.38%, 9/15/22	50	51,625
Chaparral Energy, Inc., 7.63%, 11/15/22 (b)	40	40,800
Chesapeake Energy Corp.:
9.50%, 2/15/15	10	10,775
6.63%, 8/15/20	65	64,350
6.88%, 11/15/20	30	29,550
6.13%, 2/15/21	70	67,725
Chesapeake Midstream Partners LP:
5.88%, 4/15/21	65	63,050
6.13%, 7/15/22	100	98,000
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)	58	61,770
Concho Resources, Inc.:
6.50%, 1/15/22	35	36,400
5.50%, 10/01/22	80	79,200
Consol Energy, Inc., 8.25%, 4/01/20	65	68,250
Continental Resources, Inc., 7.13%, 4/01/21	60	66,900
Copano Energy LLC, 7.13%, 4/01/21	60	61,800
Crosstex Energy LP/Crosstex Energy Finance Corp.:
8.88%, 2/15/18	25	26,406
7.13%, 6/01/22 (b)	30	29,550
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17	155	165,850
7.75%, 6/15/19	85	85,850
EP Energy LLC/EP Energy Finance Inc. (b):
6.88%, 5/01/19	60	62,700
9.38%, 5/01/20	40	41,450
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)	215	228,975
Holly Energy Partners LP, 6.50%, 3/01/20 (b)	25	25,188
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (b)	70	72,100
Linn Energy LLC:
6.50%, 5/15/19 (b)	15	14,850

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Linn Energy (concluded)
6.25%, 11/01/19 (b)	$330	$323,400
8.63%, 4/15/20	40	43,100
7.75%, 2/01/21	35	36,575
MarkWest Energy Partners LP, 6.25%, 6/15/22	115	118,450
Newfield Exploration Co.:
6.88%, 2/01/20	55	58,575
5.63%, 7/01/24	175	178,937
Northern Oil and Gas, Inc., 8.00%, 6/01/20 (b)	60	59,700
Oasis Petroleum, Inc.:
7.25%, 2/01/19	50	51,250
6.50%, 11/01/21	50	49,500
6.88%, 1/15/23	40	40,150
Offshore Group Investments Ltd., 11.50%,
8/01/15 (b)	70	75,950
OGX Austria Gmbh (b):
8.50%, 6/01/18	450	400,500
8.38%, 4/01/22	200	172,500
PBF Holding Co. LLC, 8.25%, 2/15/20 (b)	35	34,913
PetroBakken Energy Ltd., 8.63%, 2/01/20 (b)	190	189,050
Petroleum Geo-Services ASA, 7.38%,
12/15/18 (b)	110	113,025
Pioneer Natural Resources Co.:
6.65%, 3/15/17	20	23,229
7.50%, 1/15/20	35	43,305
7.20%, 1/15/28	45	55,287
Range Resources Corp.:
5.75%, 6/01/21	120	125,400
5.00%, 8/15/22	75	74,062
Samson Investment Co., 9.75%, 2/15/20 (b)	75	74,625
SandRidge Energy, Inc.:
7.50%, 3/15/21	65	64,187
8.13%, 10/15/22 (b)	45	45,450
SESI LLC, 7.13%, 12/15/21 (b)	120	130,500
SM Energy Co.:
6.63%, 2/15/19	20	20,500
6.50%, 11/15/21	50	50,875
6.50%, 1/01/23 (b)	25	25,188
Targa Resources Partners LP, 6.38%, 8/01/22 (b)	45	44,888
Vanguard Natural Resources, 7.88%, 4/01/20	50	50,000
Whiting Petroleum Corp., 6.50%, 10/01/18	30	31,950
		4,574,073
Paper & Forest Products—1.5%
Ainsworth Lumber Co. Ltd., 11.00%,
7/29/15 (b)(d)	140	114,565
Boise Cascade LLC, 7.13%, 10/15/14	150	150,562
Boise Paper Holdings LLC, 8.00%, 4/01/20	130	143,650
Clearwater Paper Corp.:
10.63%, 6/15/16	80	88,800
7.13%, 11/01/18	60	63,300
Longview Fibre Paper & Packaging, Inc., 8.00%,
6/01/16 (b)	65	65,000
NewPage Corp., 11.38%, 12/31/14 (a)(g)	132	85,140
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)	25	23,625
		734,642
Pharmaceuticals—0.5%
Pharmaceutical Product Development, Inc., 9.50%,
12/01/19 (b)	70	76,562
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16	170	177,650
7.25%, 7/15/22	20	20,050
		274,262
Professional Services—0.5%
Ceridian Corp., 8.88%, 7/15/19 (b)(h)	185	191,013

See Notes to Financial Statements.

54	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock High Yield Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Professional Services (concluded)
FTI Consulting, Inc., 7.75%, 10/01/16	$35	$36,181
		227,194
Real Estate Investment Trusts (REITs)—0.3%
Felcor Lodging LP, 6.75%, 6/01/19	82	83,948
Rouse Co. LP, 6.75%, 5/01/13 (b)	65	66,625
		150,573
Real Estate Management & Development—2.1%
Forest City Enterprises, Inc., 7.63%, 6/01/15	150	148,875
Realogy Corp.:
11.50%, 4/15/17	110	104,225
12.00%, 4/15/17	20	18,900
7.88%, 2/15/19 (b)	355	347,012
7.63%, 1/15/20 (b)	100	103,250
9.00%, 1/15/20 (b)	65	66,950
Shea Homes LP, 8.63%, 5/15/19	260	279,500
		1,068,712
Road & Rail—0.7%
Florida East Coast Railway Corp., 8.13%, 2/01/17	80	83,600
The Hertz Corp.:
7.50%, 10/15/18	85	91,162
6.75%, 4/15/19 (b)	50	52,000
7.38%, 1/15/21	100	107,000
		333,762
Semiconductors & Semiconductor Equipment—0.2%
Spansion LLC, 7.88%, 11/15/17	90	86,400
Software—1.0%
Audatex North America, Inc., 6.75%, 6/15/18 (b)	90	94,725
Lawson Software, Inc., 9.38%, 4/01/19 (b)	290	309,575
Sophia LP, 9.75%, 1/15/19 (b)	111	117,937
		522,237
Specialty Retail—1.3%
Asbury Automotive Group, Inc., 8.38%, 11/15/20	70	76,300
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)	185	187,081
Limited Brands, Inc., 5.63%, 2/15/22	30	30,900
Penske Automotive Group, Inc., 7.75%, 12/15/16	90	93,375
QVC, Inc., 5.13%, 7/02/22 (b)	149	152,096
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19	50	54,375
5.75%, 6/01/22	20	20,925
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (b)	22	21,780
		636,832
Textiles, Apparel & Luxury Goods—0.1%
Levi Strauss & Co., 6.88%, 5/01/22 (b)	60	61,575
Trading Companies & Distributors—1.0%
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)(h)	60	60,000
Doric Nimrod Air Finance Alpha Ltd. (b):
Series 2012-1, Class A, 5.13%,
11/30/24 (h)	200	203,500
Series 2012-1, Class B, 6.50%,
5/30/21 (h)	200	200,000
Interline Brands, Inc., 7.00%, 11/15/18	50	52,000
		515,500
Transportation Infrastructure—0.3%
Aguila 3 SA, 7.88%, 1/31/18 (b)	150	154,500
Wireless Telecommunication Services—2.6%
Cricket Communications, Inc.:
7.75%, 5/15/16	100	106,125
7.75%, 10/15/20	30	28,650
Digicel Group Ltd.:
8.25%, 9/01/17 (b)	240	244,200
10.50%, 4/15/18 (b)	100	104,500
MetroPCS Wireless, Inc., 6.63%, 11/15/20	160	157,600

Corporate Bonds	Par (000)	Value
Wireless Telecommunication Services (concluded)
NII Capital Corp., 7.63%, 4/01/21	$57	$48,877
Sprint Capital Corp., 6.88%, 11/15/28	430	346,150
Sprint Nextel Corp., 7.00%, 3/01/20 (b)	260	270,400
		1,306,502
Total Corporate Bonds—76.5%		38,303,561

Floating Rate Loan Interests (f)
Auto Components—0.1%
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17	70	69,891
Capital Markets—0.1%
Nuveen Investments, Inc., Incremental Term Loan,
7.25%, 5/13/17	65	65,000
Chemicals—0.5%
Ineos US Finance LLC, 6 Year Term Loan, 6.50%,
5/04/18	219	214,574
Styron Sarl LLC, Term Loan B, 6.00%—6.75%,
8/02/17	34	32,012
		246,586
Commercial Services & Supplies—0.5%
AWAS Finance Luxembourg Sarl, Term Loan B,
5.25%, 6/10/16	39	39,162
Volume Services America, Inc., Term Loan B,
10.50%—11.75%, 9/16/16	197	196,754
		235,916
Communications Equipment—0.7%
Avaya, Inc., Term Loan B1, 3.22%, 10/24/14	15	13,976
Zayo Group, LLC, Term Loan B, 7/05/19	335	335,777
		349,753
Construction Materials—0.4%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17	200	201,126
Consumer Finance—0.5%
Springleaf Finance Corp., Term Loan, 5.50%,
5/10/17	240	225,730
Diversified Consumer Services—0.1%
ServiceMaster Co.:
Delayed Draw Term Loan, 2.75%, 7/24/14	4	3,524
Term Loan, 2.74%—2.97%, 7/24/14	36	35,386
		38,910
Diversified Financial Services—0.5%
Residential Capital, LLC,
DIP Term Loan A1, 5.00%, 11/14/13	225	224,775
Term Loan A2, 6.75%, 11/14/13	35	35,087
		259,862
Diversified Telecommunication Services—0.1%
Level 3 Financing, Inc., Term Loan B3, 5.75%,
8/31/18	75	74,930
Energy Equipment & Services—1.5%
Dynegy Midwest Generation LLC, Coal Co.
Term Loan, 9.25%, 8/04/16	281	286,741
Dynegy Power LLC, Gas Co. Term Loan, 9.25%,
8/04/16	414	429,293
Frac Tech International LLC, Term Loan B, 5/06/16	25	22,773
		738,807
Food Products—0.3%
Advance Pierre Foods, Term Loan (Second Lien),
11.25%, 9/29/17	165	165,412
Health Care Equipment & Supplies—0.5%
Bausch & Lomb, Inc., Term Loan B, 5.25%,
5/17/19	80	79,480

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	55

BlackRock High Yield Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)	Value
Health Care Equipment & Supplies (concluded)
Hupah Finance Inc., Term Loan B, 6.25%, 1/21/19	$125	$124,687
LHP Hospital Group, Inc., Term Loan, 6/25/18	45	43,875
		248,042
Health Care Providers & Services—0.4%
Harden Healthcare LLC:
Term Loan A, 8.50%, 3/02/15	44	43,201
Tranche A Additional Term Loan, 7.75%,
3/02/15	100	97,645
Wolverine Healthcare, Term Loan B, 6.75%,
6/06/19	60	59,850
		200,696
Hotels, Restaurants & Leisure—1.1%
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.50%, 1/26/18	40	35,563
Incremental Term Loan B4, 9.50%, 10/31/16	139	140,981
Term Loan B1, 3.25%, 1/28/15	103	96,333
Term Loan B2, 3.25%, 1/28/15	55	51,703
Term Loan B3, 3.25%—3.46%, 1/28/15	172	160,028
OSI Restaurant Partners LLC:
Revolver, 2.49%, 6/14/13	2	1,764
Term Loan B, 2.56%, 6/14/14	18	17,780
Travelport LLC:
Extended Tranche A Term Loan, 6.47%,
9/28/12	37	14,238
Extended Tranche B Term Loan, 13.97%,
12/01/16	118	11,753
		530,143
Industrial Conglomerates—0.1%
Sequa Corp., Incremental Term Loan, 6.25%,
12/03/14	35	34,672
IT Services—0.2%
First Data Corp., Extended Term Loan B, 4.25%,
3/23/18	125	114,485
Leisure Equipment & Products—0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%,
7/19/13	125	124,216
Machinery—0.2%
Rexnord Corp., Term Loan B, 5.00%, 4/02/18	100	100,207
Media—2.2%
Affinion Group, Inc., Term Loan B, 5.00%, 7/16/15	10	9,014
Cengage Learning Acquisitions, Inc., Non-Extended
Term Loan, 2.50%, 7/03/14	20	18,404
Clear Channel Communications, Inc.:
Term Loan B, 3.90%, 1/28/16	345	274,469
Term Loan C, 3.90%, 1/28/16	74	57,321
EMI Music Publishing Ltd., Term Loan B, 11/14/17	80	80,300
Intelsat Jackson Holdings SA, Tranche B Term Loan,
5.25%, 4/02/18	381	379,630
Interactive Data Corp., Term Loan B, 4.50%,
2/12/18	80	78,341
Newsday LLC, Fixed Rate Term Loan, 10.50%,
8/01/13	200	203,250
		1,100,729
Metals & Mining—0.2%
Constellium Holdco BV, Term Loan B, 9.25%,
5/25/18	80	78,000
Oil, Gas & Consumable Fuels—0.8%
Chesapeake Energy Corp., Term Loan, 8.50%,
12/01/17	385	381,589

Floating Rate Loan Interests (f)	Par (000)	Value
Paper & Forest Products—0.2%
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13	$100	$100,938
Pharmaceuticals—0.1%
Pharmaceutical Product Development, Inc.,
Term Loan B, 6.25%, 12/05/18	55	54,880
Real Estate Investment Trusts (REITs)—0.2%
iStar Financial, Inc., Term Loan A1, 5.00%,
6/28/13	97	96,316
Real Estate Management & Development—0.3%
Realogy Corp.:
Extended Letter of Credit, 4.49%, 10/10/16	15	14,287
Extended Term Loan, 4.49%, 10/10/16	107	101,211
Stockbridge SBE Holdings LLC, Term Loan B,
13.00%, 5/02/17	30	29,438
		144,936
Software—0.5%
Lawson Software, Inc., Term Loan B, 6.25%,
4/05/18	215	215,772
Magic Newco LLC, Term Loan (Second Lien),
12.00%, 12/06/19	40	39,133
		254,905
Specialty Retail—0.2%
Claire’s Stores, Inc., Term Loan B, 3.00%—3.22%,
5/29/14	66	62,299
Savers, Inc., Term Loan B, 6/27/19	30	29,982
		92,281
Textiles, Apparel & Luxury Goods—0.4%
Ascend Performance Materials LLC, Term Loan B,
6.75%, 4/10/18	195	188,839
Wireless Telecommunication Services—0.8%
Crown Castle International Corp., Term Loan B,
4.00%, 1/31/19	10	9,715
Vodafone Americas Finance 2, Inc., Term Loan,
6.88%, 8/11/15	399	402,535
		412,250
Total Floating Rate Loan Interests—13.9%		6,930,047

Other Interests (a)(i)	Beneficial Interest (000)
Auto Components—0.0%
Lear Corp. Escrow	250	2,812
Household Durables—0.1%
Stanley Martin, Class B Membership Units (Acquired
4/03/06, Cost $48,824) (j)	—(k)	56,795
Total Other Interests—0.1%		59,607

Preferred Securities
Capital Trusts	Par (000)
Insurance—0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (f)	110	63,250
Auto Components—0.6%
Dana Holding Corp., 4.00% (b)(c)	2,980	330,780

See Notes to Financial Statements.

56	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock High Yield Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Diversified Financial Services—1.6%
Ally Financial, Inc., 7.00% (b)	820	$730,543
Citigroup, Inc., 7.50% (c)	800	68,448
		798,991
Real Estate Investment Trusts (REITs)—0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)	1,788	26,552
Thrifts & Mortgage Finance—0.1%
Fannie Mae, Series O, 0.00% (a)(f)	10,000	22,500
Freddie Mac, Series Z, 0.00% (a)(f)	15,157	32,890
		55,390
Total Preferred Stocks—2.4%		1,211,713

Trust Preferreds
Diversified Financial Services—0.6%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40	12,730	302,781
Total Preferred Securities—3.2%		1,577,744

Warrants (l)
Media—0.1%
Cumulus Media, Inc. (Issued/Exercisable 9/16/11,
0.01 Share for 1 Warrant, Expires 6/03/30,
Strike Price $2.88)	5,330	35,456
Software—0.0%
Bankruptcy Management Solutions, Inc.
(Expires 9/29/17)	78	—
Total Warrants—0.1%		35,456
Total Long-Term Investments
(Cost—$48,012,995)—97.1%		48,546,392

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.15% (m)(n)	6,125,159	6,125,159
Total Short-Term Securities
(Cost—$6,125,159)—12.2%		6,125,159
Total Investments (Cost—$54,138,154)—109.3%		54,671,551
Liabilities in Excess of Other Assets—(9.3)%		(4,631,374)
Net Assets—100.0%		$50,040,177

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Convertible security.
(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)	Variable rate security. Rate shown is as of report date.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Deutsche Bank AG.	$251,013	—
Citigroup, Inc	$34,467	$468
Goldman Sachs Group, Inc	$403,500	$3,500

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Restricted security as to resale. As of report date the Portfolio held 0.1% of its net assets, with a current value of $56,795 and an orignial cost of $48,824 in this security.
(k)	Amount is less than $500.
(l)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(m)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class.	5,383,394	741,765	6,125,159	$1,265

(n)	Represents the current yield as of report date.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
18	S&P 500 E-Mini Index	Chicago Mercantile	September 2012	USD	1,220,760	$(41,917)

•	Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2012 were as follows:
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	15	$(1,145)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	15	(1,272)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	30	(2,197)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	15	(777)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD	15	(876)
Total						$(6,267)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	57

BlackRock High Yield Portfolio
Schedule of Investments (concluded)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term
Investments:[1]
Asset-Backed Securities	—	$164,777	—	$164,777
Common Stocks	$674,416	793,255	$7,529	1,475,200
Corporate Bonds	—	38,061,692	241,869	38,303,561
Floating Rate Loan Interests	—	6,154,026	776,021	6,930,047
Other Interests	—	—	59,607	59,607
Preferred Securities	453,171	1,124,573	—	1,577,744
Warrants	—	35,456	—	35,456
Short-Term Securities	6,125,159	—	—	6,125,159
Total	$7,252,746	$46,333,779	$1,085,026	$54,671,551

[1]	See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(41,917)	—	—	$(41,917)
Credit contracts	—	$(6,267)	—	(6,267)
Total	$(41,917)	$(6,267)	—	$(48,184)

[2]	Derivative financial instruments are financial futures contracts and swaps which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Portfolio’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,480	—	—	$5,480
Cash pledged as collateral for financial futures contracts	35,000	—	—	35,000
Foreign currency	443	—	—	443
Total	$40,923	—	—	$40,923

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2012.

Certain of the Portfolio’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of December 31, 2011	$7,532	$257,514	$664,987	$45,365	$1	$975,399
Transfers into Level 3[3]	—	—	40,710	—	—	40,710
Transfers out of Level 3[3]	(3)	—	(103,522)	—	—	(103,525)
Accrued discounts/premiums	—	—	4,007	—	—	4,007
Net realized gain (loss)	—	—	202	—	—	202
Net change in unrealized appreciation/depreciation[4]	—	306	(13,425)	16,233	(1)	3,113
Purchases	—	—	202,146	—	—	202,146
Sales	—	(15,951)	(19,084)	(1,991)	—	(37,026)
Closing Balance, as of June 30, 2012.	$7,529	$241,869	$776,021	$59,607	—	$1,085,026

[3]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.
[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2012 was $3,113.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivative financial instruments as of the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

58	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Large Cap Core Portfolio
Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense—4.6%
General Dynamics Corp.	25,700	$1,695,172
L-3 Communications Holdings, Inc.	23,725	1,755,887
Lockheed Martin Corp.	19,750	1,719,830
Northrop Grumman Corp.	27,700	1,766,983
		6,937,872
Auto Components—0.9%
TRW Automotive Holdings Corp. (a)	37,525	1,379,419
Beverages—0.1%
The Coca-Cola Co.	1,975	154,425
Capital Markets—1.3%
The Goldman Sachs Group, Inc.	19,750	1,893,235
Chemicals—1.1%
CF Industries Holdings, Inc.	8,325	1,612,886
Commercial Banks—0.7%
Regions Financial Corp.	119,375	805,781
Wells Fargo & Co.	7,950	265,848
		1,071,629
Communications Equipment—1.1%
Cisco Systems, Inc.	100,625	1,727,731
Computers & Peripherals—8.6%
Apple, Inc. (a)	12,450	7,270,800
Dell, Inc. (a)	133,175	1,667,351
Hewlett-Packard Co.	84,850	1,706,333
Lexmark International, Inc., Class A	45,350	1,205,403
Western Digital Corp. (a)	39,500	1,203,960
		13,053,847
Construction & Engineering—0.9%
Chicago Bridge & Iron Co. NV	35,525	1,348,529
Consumer Finance—1.2%
Discover Financial Services	54,275	1,876,830
Diversified Consumer Services—1.9%
Apollo Group, Inc., Class A (a)(b)	49,325	1,785,071
ITT Educational Services, Inc. (a)	18,229	1,107,412
		2,892,483
Diversified Financial Services—3.6%
Citigroup, Inc.	86,500	2,370,965
JPMorgan Chase & Co.	85,850	3,067,420
		5,438,385
Diversified Telecommunication Services—2.5%
AT&T, Inc.	22,725	810,373
Verizon Communications, Inc.	67,075	2,980,813
		3,791,186
Energy Equipment & Services—1.1%
Nabors Industries Ltd. (a)	112,450	1,619,280
Food & Staples Retailing—2.1%
The Kroger Co.	71,050	1,647,650
Safeway, Inc.	82,875	1,504,181
		3,151,831
Health Care Equipment & Supplies—1.1%
Zimmer Holdings, Inc.	25,700	1,654,052
Health Care Providers & Services—7.0%
Aetna, Inc.	37,025	1,435,459
AmerisourceBergen Corp.	42,475	1,671,391
Cardinal Health, Inc.	39,500	1,659,000
Humana, Inc.	20,750	1,606,880
McKesson Corp.	19,750	1,851,563
UnitedHealth Group, Inc.	39,500	2,310,750
		10,535,043

Common Stocks	Shares	Value

Hotels, Restaurants & Leisure—1.1%
Wyndham Worldwide Corp.	30,675	$1,617,800
Household Products—0.3%
The Procter & Gamble Co.	7,950	486,938
Independent Power Producers & Energy Traders—1.8%
The AES Corp. (a)	125,350	1,608,241
NRG Energy, Inc. (a)	66,100	1,147,496
		2,755,737
Industrial Conglomerates—2.0%
3M Co.	6,205	555,968
General Electric Co.	41,475	864,339
Tyco International Ltd.	31,650	1,672,702
		3,093,009
Insurance—4.9%
Assurant, Inc.	14,875	518,245
The Chubb Corp.	23,725	1,727,655
Lincoln National Corp.	56,275	1,230,734
MetLife, Inc.	59,250	1,827,862
Protective Life Corp.	8,925	262,484
The Travelers Cos., Inc.	27,700	1,768,368
		7,335,348
Internet & Catalog Retail—1.1%
Expedia, Inc.	33,650	1,617,556
Internet Software & Services—2.0%
Google, Inc., Class A (a)	5,325	3,088,873
IT Services—3.9%
Accenture Plc, Class A	21,700	1,303,953
Alliance Data Systems Corp. (a)(b)	11,900	1,606,500
International Business Machines Corp.	6,950	1,359,281
The Western Union Co.	92,800	1,562,752
		5,832,486
Machinery—3.2%
AGCO Corp. (a)	38,500	1,760,605
Ingersoll-Rand Plc	39,500	1,666,110
Parker Hannifin Corp.	18,750	1,441,500
		4,868,215
Media—3.8%
DISH Network Corp., Class A	50,325	1,436,779
Gannett Co., Inc.	107,475	1,583,107
The McGraw-Hill Cos., Inc.	19,750	888,750
Time Warner Cable, Inc.	22,725	1,865,722
		5,774,358
Metals & Mining—0.9%
Alcoa, Inc.	158,775	1,389,281
Multi-Utilities—1.0%
Ameren Corp.	46,350	1,554,579
Multiline Retail—1.9%
Dillard’s, Inc., Class A	23,725	1,510,808
Nordstrom, Inc.	28,675	1,424,861
		2,935,669
Office Electronics—1.1%
Xerox Corp.	212,175	1,669,817
Oil, Gas & Consumable Fuels—12.0%
Apache Corp.	21,725	1,909,410
Chevron Corp.	36,525	3,853,387
ConocoPhillips	43,375	2,423,795
Denbury Resources, Inc. (a)	101,625	1,535,554
Devon Energy Corp.	27,700	1,606,323
Exxon Mobil Corp.	39,500	3,380,015
Marathon Oil Corp.	55,275	1,413,382
Marathon Petroleum Corp.	44,350	1,992,202
		18,114,068

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	59

BlackRock Large Cap Core Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals—8.7%
Abbott Laboratories	39,500	$2,546,565
Eli Lilly & Co.	48,325	2,073,626
Forest Laboratories, Inc. (a)	46,350	1,621,786
Johnson & Johnson	6,950	469,542
Merck & Co., Inc.	71,900	3,001,825
Pfizer, Inc.	146,075	3,359,725
		13,073,069
Semiconductors & Semiconductor Equipment—0.1%
Advanced Micro Devices, Inc. (a)	15,904	91,130
Software—4.5%
CA, Inc.	50,325	1,363,304
Microsoft Corp.	131,100	4,010,349
Symantec Corp. (a)	94,775	1,384,663
		6,758,316
Specialty Retail—4.3%
Advance Auto Parts, Inc.	16,775	1,144,391
Best Buy Co., Inc. (b)	71,550	1,499,688
Foot Locker, Inc.	16,775	512,980
GameStop Corp., Class A	21,087	387,157
The Gap, Inc.	57,250	1,566,360
Limited Brands, Inc.	33,650	1,431,134
		6,541,710
Tobacco—1.4%
Philip Morris International, Inc.	23,725	2,070,244
Total Long-Term Investments
(Cost—$139,676,451)—99.8%		150,806,866

Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market
Series, 0.26% (c)(d)(e)	$4,850	4,849,508
Total Short-Term Securities
(Cost—$4,849,508)—3.2%		4,849,508
Total Investments (Cost—$144,525,959)—103.0%		155,656,374
Liabilities in Excess of Other Assets—(3.0)%		(4,583,536)
Net Assets—100.0%		$151,072,838

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Beneficial Interest Held at December 31, 2011	Net Activity	Beneficial Interest Held at June 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	—	—	—	$21
BlackRock Liquidity
Series LLC, Money
Market Series	$5,240,782	$(391,274)	$4,849,508	$115,818

(e)	Represents the current yield as of report date.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$150,806,866	—	—	$150,806,866
Short-Term Securities	—	$4,849,508	—	4,849,508
Total	$150,806,866	$4,849,508	—	$155,656,374

[1]	See above Schedule of Investments for values in each industry.

Certain of the Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(302,710)	—	$(302,710)
Collateral on securities
loaned at value	—	(4,849,508)	—	(4,849,508)
Total	—	$(5,152,218)	—	$(5,152,218)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

60	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Money Market Portfolio
Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Certificates of Deposit (a)	Par (000)	Value
Yankee
Bank Of Montreal, Chicago, 0.32%, 12/11/12	$3,000	$3,000,000
Bank of Nova Scotia, Houston, 0.77%,
10/18/12 (b)	830	830,858
Barclays Bank Plc, NY, 0.59%, 7/13/12	2,000	2,000,000
Canadian Imperial Bank of Commerce, 0.33%,
12/03/12 (b)	2,625	2,625,000
Credit Suisse, NY:
0.34%, 9/05/12	2,000	2,000,000
0.33%, 9/14/12	2,000	2,000,000
National Australia Bank Ltd., NY:
0.40%, 7/18/12	2,000	2,000,000
0.34%, 8/21/12	1,600	1,600,000
Norinchukin Bank, NY, 0.18%, 7/03/12	5,000	5,000,000
Rabobank Nederland NV, NY:
0.53%, 10/25/12	2,000	2,000,000
0.65%, 4/24/13 (b)	1,600	1,600,000
Societe Generale, 0.51%, 8/03/12	2,000	2,000,000
Sumitomo Mitsui Banking Corp., NY, 0.35%,
9/12/12	3,000	3,000,000
Sumitomo Trust & Banking Co. Ltd., NY, 0.37%,
7/10/12	5,000	5,000,000
Westpac Banking Corp., NY, 0.34%, 1/04/13 (b)	5,000	5,000,000
Total Certificates of Deposit—22.4%		39,655,858

Commercial Paper (c)
ANZ National International Bank Ltd., London,
0.56%, 7/10/12	3,000	2,999,457
Atlantis One Funding Corp., 0.33%, 9/07/12	3,000	2,998,130
Cancara Asset Securitisation LLC, 0.30%, 7/30/12	3,500	3,499,154
Deutsche Bank Financial LLC, 0.35%, 7/30/12	4,000	3,998,872
Erste Abwicklungsanstalt:
0.52%, 11/19/12	1,710	1,706,517
0.73%, 1/07/13	1,500	1,494,260
General Electric Capital Corp., 0.31%, 8/02/12	2,000	1,999,449
ING (US) Funding LLC, 0.38%, 7/24/12	2,000	1,999,521
JPMorgan Chase & Co., 0.17%, 8/01/12	3,000	2,999,561
Manhattan Asset Funding Co. LLC, 0.22%,
7/12/12	4,000	3,999,731
Matchpoint Master Trust, 0.45%, 8/03/12	3,500	3,498,600
MetLife Short-Term Funding LLC, 0.27%, 8/20/12	6,000	5,997,750
Mont Blanc Capital Corp., 0.42%, 9/05/12	4,000	3,996,920
Nordea North America, Inc.:
0.60%, 8/07/12	3,000	2,998,150
0.26%, 8/13/12	1,000	999,696
Old Line Funding LLC, 0.19%, 8/17/12	3,609	3,608,105
Rabobank USA Financial Corp., 0.57%, 9/17/12	1,000	998,765
Regency Markets No. 1 LLC:
0.21%, 7/16/12	4,000	3,999,650
0.35%, 7/20/12	2,743	2,742,493
State Street Corp.:
0.21%, 7/02/12	3,000	2,999,983
0.22%, 9/05/12	2,000	1,999,193
Westpac Banking Corp.:
0.50%, 7/09/12	1,500	1,499,833
0.49%, 8/13/12	2,000	1,998,830
Total Commercial Paper—36.7%		65,032,620

Corporate Notes
JPMorgan Chase Bank NA, 0.54%, 5/17/13 (b)	2,310	2,310,000
Total Corporate Notes—1.3%		2,310,000

Municipal Bonds (d)	Par (000)	Value
Brazos River Harbor Texas Navigation District, RB,
VRDN, Joint Venture Project, AMT (JPMorgan
Chase Bank LOC), 0.20%, 7/02/12	$2,100	$2,100,000
California HFA, RB, VRDN, Home Mortgage, Series
U, AMT (Freddie Mac LOC, Fannie Mae LOC),
0.17%, 7/06/12	1,100	1,100,000
City & County of San Francisco California, COP,
FLOATS, VRDN, Series B001 (Morgan Stanley
Bank Liquidity Facility), 0.29%, 7/06/12 (e)	1,300	1,300,000
City of Houston Texas, Refunding RB, VRDN, First
Lien, Series B-3 (Sumitomo Mitsui Banking LOC),
0.16%, 7/06/12	3,000	3,000,000
Colorado Housing & Finance Authority, RB, VRDN,
Class I, Series A-3, AMT (Fannie Mae LOC,
Freddie Mac LOC), 0.17%, 7/06/12	2,500	2,500,000
County of Catawba North Carolina, RB, VRDN,
Catawba Valley Medical Center (Branch Banking
& Trust LOC), 0.28%, 7/06/12	4,285	4,285,000
County of Pitkin Colorado, Refunding RB, VRDN,
Aspen Skiing Co. Project, Series A (JPMorgan
Chase & Co. LOC), 0.18%, 7/02/12	2,000	2,000,000
Michigan State HDA, Refunding RB, VRDN, Series D
(Fannie Mae LOC, Freddie Mac LOC), 0.16%,
7/06/12	1,465	1,465,000
New York City Industrial Development Agency, RB,
VRDN, New York Law School Project, Series A
(JPMorgan Chase Bank LOC), 0.15%, 7/06/12	1,875	1,875,000
Rhode Island Housing & Mortgage Finance Corp.,
RB, M/F Housing, VRDN, Groves at Johnston
Project, AMT (Freddie Mac LOC), 0.17%,
7/06/12	3,600	3,600,000
State of California, GO, VRDN, Series C-4 (JPMorgan
Chase & Co. LOC), 0.14%, 7/02/12	3,300	3,300,000
Total Municipal Bonds—15.0%		26,525,000

US Government Sponsored Agency Obligations
Fannie Mae Variable Rate Notes (b):
0.24%, 7/26/12	2,500	2,499,966
0.27%, 9/17/12	2,500	2,499,892
0.27%, 12/20/12	1,500	1,499,857
Federal Home Loan Bank Discount Notes, 0.16%,
8/14/12 (c)	1,840	1,839,640
Freddie Mac Variable Rate Notes (b):
0.18%, 11/02/12	2,000	1,999,588
0.32%, 1/24/13	500	499,886
0.38%, 9/03/13	2,000	1,999,526
0.18%, 9/13/13	5,000	4,996,354
Total US Government Sponsored
Agency Obligations—10.0%		17,834,709

US Treasury Obligations
US Treasury Notes:
0.38%, 8/31/12	2,800	2,801,097
3.88%, 10/31/12	2,500	2,531,247
3.63%, 12/31/12	3,000	3,051,617
2.88%, 1/31/13	3,000	3,047,175
0.63%, 2/28/13	700	702,005
0.63%, 4/30/13	5,700	5,719,763
Total US Treasury Obligations—10.1%		17,852,904

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	61

BlackRock Money Market Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Deutsche Bank Securities, Inc., 0.15%, 7/02/12
(Purchased on 6/29/12 to be repurchased at
$2,784,035, collateralized by US Government
Sponsored Agency Obligations, 0.50%—1.00%
due 8/09/13–6/29/17, par and fair values of
$2,829,000 and $2,839,904, respectively)	$2,784	$2,784,000
Goldman Sachs & Co., 0.18%, 7/03/12
(Purchased on 6/29/12 to be repurchased at
$5,000,100, collateralized by Fannie Mae
Security, 4.00% due 3/01/32, par and fair
values of $4,811,945 and $5,150,001,
respectively)	5,000	5,000,000
Total Repurchase Agreements—4.4%		7,784,000
Total Investments (Cost—$176,995,091*)—99.9%		176,995,091
Other Assets Less Liabilities—0.1%		96,351
Net Assets—100.0%		$177,091,442

*	Cost for federal income tax purposes.
(a)	Issuer is a US branch of foreign domiciled bank.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$176,995,091	—	$176,995,091

[1]	See above Schedule of Investments for values in each security type.

Certain of the Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, a bank overdraft of $1,862 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

62	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Total Return Portfolio
Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
321 Henderson Receivables I LLC, Series 2010-1A,
Class A, 5.56%, 7/15/59 (a)	USD	419	$466,077
ACE Securities Corp., Series 2003-OP1, Class A2,
0.97%, 12/25/33 (b)		23	17,706
AH Mortgage Advance Trust, Series SART-3,
Class 1A1, 2.98%, 3/13/43 (a)		140	141,080
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		90	92,107
Series 2012-2, Class C, 2.64%, 10/10/17		115	117,104
Series 2012-2, Class D, 3.38%, 4/09/18		160	160,902
Series 2012-3, Class C, 2.42%, 5/08/18		100	99,990
Series 2012-3, Class D, 3.03%, 7/09/18		75	74,970
Capital Trust Re CDO, Ltd., Series 2006-4A,
Class A1, 0.55%, 10/20/43 (a)(b)		156	129,645
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 8/15/17		45	45,178
Series 2012-1, Class C, 2.20%, 10/16/17		25	25,217
Series 2012-1, Class D, 3.09%, 8/15/18		35	35,127
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.87%, 9/25/33		27	23,566
Series 2004-5, Class A, 0.70%, 10/25/34		37	32,032
DT Auto Owner Trust (a):
Series 2012-1A, Class B, 2.26%, 10/16/17		250	250,020
Series 2012-1A, Class D, 4.94%, 7/16/18		250	250,356
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/15 (a)		60	60,377
Series 2010-5, Class D, 2.41%, 9/15/15 (a)		30	30,186
Series 2011-2, Class C, 2.37%, 9/15/15		75	75,116
Series 2011-2, Class D, 2.86%, 9/15/15		50	50,074
Series 2012-1, Class B, 1.14%, 1/15/16 (b)		100	99,999
Series 2012-1, Class C, 1.74%, 1/15/16 (b)		105	104,999
Series 2012-1, Class D, 2.34%, 1/15/16 (b)		100	99,999
Hyundai Auto Receivables Trust, Series 2012-A,
Class D, 2.61%, 5/15/18		60	60,397
Morgan Stanley ABS Capital I, Series 2005-HE1,
Class A2MZ, 0.55%, 12/25/34 (b)		35	29,709
Nelnet Student Loan Trust (b):
Series 2006-1, Class A5, 0.58%, 8/23/27		130	122,971
Series 2008-3, Class A4, 2.12%, 11/25/24		135	140,250
New Century Home Equity Loan Trust, Series
2005-2, Class A2MZ, 0.51%, 6/25/35 (b)		103	101,405
Option One Mortgage Loan Trust, Series 2003-4,
Class A2, 0.89%, 7/25/33 (b)		66	52,971
PFS Financing Corp., Series 2012-AA, Class A,
1.44%, 2/15/16 (a)(b)		110	110,401
RAAC, Series 2005-SP2, Class 2A, 0.55%,
6/25/44 (b)		230	167,249
Residential Asset Securities Corp., Series
2003-KS5, Class AIIB, 0.83%, 7/25/33 (b)		31	19,068
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		112	110,802
Series 2011-S1A, Class C, 2.01%, 8/15/16		91	89,956
Series 2011-WO, Class C, 3.19%, 10/15/15		140	140,786
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		250	258,976
Series 2011-1, Class D, 4.01%, 2/15/17		100	101,886
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		72	71,886
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		79	78,953
Series 2012-1, Class B, 2.72%, 5/16/16		55	55,898
Series 2012-1, Class C, 3.78%, 11/15/17		70	72,031
Series 2012-2, Class C, 3.20%, 2/15/18		160	161,689
Series 2012-2, Class D, 3.87%, 2/15/18		100	101,000
Series 2012-3, Class B, 1.94%, 12/15/16		160	160,077
Series 2012-3, Class C, 3.01%, 4/16/18		215	215,325
Series 2012-3, Class D, 3.64%, 5/15/18		180	180,565
Series 2012-4, Class C, 3.48%, 12/15/17 (c)		110	109,973

Asset-Backed Securities		Par (000)	Value
Santander Drive Auto Receivables Trust
(concluded):
Series 2012-4, Class D, 4.18%, 6/15/18 (c)	USD	150	$149,976
Scholar Funding Trust, Series 2011-A, Class A,
1.37%, 10/28/43 (a)(b)		120	117,678
SLM Student Loan Trust:
Series 2008-5, Class A4, 2.17%,
7/25/23 (b)		125	129,995
Series 2011-C, Class A2B, 4.54%,
10/17/44 (a)		100	106,078
Series 2012-A, Class A1, 1.64%,
8/15/25 (a)(b)		90	90,519
Series 2012-A, Class A2, 3.83%,
1/17/45 (a)		100	103,441
Series 2012-C, Class A1, 1.34%,
8/15/23 (a)(b)		170	170,134
Series 2012-C, Class A2, 3.31%,
10/15/46 (a)		265	266,690
Structured Asset Securities Corp. (b):
Series 2004-23XS, Class 2A1, 0.55%,
1/25/35		90	65,462
Series 2005-GEL2, Class A, 0.53%, 4/25/35		24	21,720
Total Asset-Backed Securities—7.6%			6,417,744

Corporate Bonds
Aerospace & Defense—0.1%
United Technologies Corp.:
3.10%, 6/01/22		40	41,915
4.50%, 6/01/42		40	43,936
			85,851
Auto Components—0.1%
BorgWarner, Inc., 4.63%, 9/15/20		65	70,796
Capital Markets—0.5%
The Bear Stearns Cos., Inc., 6.95%, 8/10/12		95	95,597
Credit Suisse AG, 5.40%, 1/14/20		50	52,004
The Goldman Sachs Group, Inc., 5.75%, 1/24/22		255	269,179
			416,780
Chemicals—0.1%
The Dow Chemical Co., 4.13%, 11/15/21		80	85,808
Commercial Banks—2.5%
Bank of Scotland Plc, 5.25%, 2/21/17 (a)		110	121,014
Caisse Centrale Desjardins du Quebec, 2.55%,
3/24/16 (a)		500	526,227
Canadian Imperial Bank of Commerce, 2.60%,
7/02/15 (a)		135	141,985
CIT Group, Inc., 7.00%, 5/02/17 (a)		8	7,693
Commerzbank AG, 6.38%, 3/22/19	EUR	100	108,833
Eksportfinans ASA, 5.50%, 5/25/16	USD	155	152,310
HSBC Bank Brasil SA—Banco Multiplo, 4.00%,
5/11/16 (a)		330	334,950
HSBC Bank Plc, 3.10%, 5/24/16 (a)		160	165,216
HSBC Holdings Plc, 6.10%, 1/14/42		70	85,727
Sparebank 1 Boligkreditt AS, 2.30%, 6/30/17 (a)		225	225,977
Wells Fargo & Co., 3.50%, 3/08/22		235	241,806
			2,111,738
Construction Materials—0.0%
Lafarge SA, 7.13%, 7/15/36		33	32,670
Consumer Finance—0.3%
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		100	113,747
SLM Corp., 6.25%, 1/25/16		162	170,100
			283,847

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	63

BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services—3.2%
Bank of America Corp.:
6.50%, 8/01/16	USD	65	$71,379
3.88%, 3/22/17		120	122,244
7.63%, 6/01/19		75	88,191
5.70%, 1/24/22		325	357,920
Citigroup, Inc.:
4.59%, 12/15/15		560	585,803
4.45%, 1/10/17		50	52,412
JPMorgan Chase & Co., 3.15%, 7/05/16		130	133,692
JPMorgan Chase Bank NA, 6.00%, 7/05/17		450	501,828
Reynolds Group Issuer, Inc. (a):
7.88%, 8/15/19		200	216,500
6.88%, 2/15/21		130	135,200
Tiers Trust, 2.22%, 5/12/14 (a)(b)		449	449,000
			2,714,169
Diversified Telecommunication Services—0.5%
Level 3 Financing, Inc., 8.13%, 7/01/19		105	107,756
Verizon Communications, Inc.:
3.50%, 11/01/21		110	117,113
6.40%, 2/15/38		160	207,772
			432,641
Electric Utilities—2.1%
Alabama Power Co., 3.95%, 6/01/21		105	114,804
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		13	17,373
5.95%, 12/15/36		56	63,311
Duke Energy Carolinas LLC, 4.25%, 12/15/41		75	80,851
Florida Power & Light Co., 5.95%, 2/01/38		225	298,905
Georgia Power Co., 3.00%, 4/15/16		190	203,167
Hydro-Quebec:
8.40%, 1/15/22		170	245,942
8.05%, 7/07/24		445	658,236
Jersey Central Power & Light Co., 7.35%, 2/01/19		55	69,699
Trans-Allegheny Interstate Line Co., 4.00%,
1/15/15 (a)		60	63,013
			1,815,301
Energy Equipment & Services—1.4%
Ensco Plc:
3.25%, 3/15/16		40	42,003
4.70%, 3/15/21		84	91,496
MEG Energy Corp., 6.50%, 3/15/21 (a)		235	239,994
Peabody Energy Corp., 6.25%, 11/15/21 (a)		90	89,100
Pride International, Inc., 6.88%, 8/15/20		55	67,484
Transocean, Inc.:
5.05%, 12/15/16		190	206,082
6.00%, 3/15/18		140	156,381
6.50%, 11/15/20		250	283,572
			1,176,112
Food Products—0.5%
Kraft Foods Group, Inc. (a):
3.50%, 6/06/22		117	120,061
5.00%, 6/04/42		30	31,751
Kraft Foods, Inc.:
6.50%, 8/11/17		75	90,997
6.50%, 2/09/40		120	154,151
			396,960
Health Care Equipment & Supplies—0.4%
Boston Scientific Corp., 6.25%, 11/15/15		280	313,599
Health Care Providers & Services—0.7%
HCA, Inc.:
6.50%, 2/15/20		83	89,951
7.25%, 9/15/20		225	247,500

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
Tenet Healthcare Corp.:
6.25%, 11/01/18	USD	110	$116,325
8.88%, 7/01/19		70	78,575
UnitedHealth Group, Inc., 3.38%, 11/15/21		35	36,810
			569,161
Hotels, Restaurants & Leisure—0.5%
MGM Resorts International:
10.38%, 5/15/14		90	101,475
11.13%, 11/15/17		120	134,700
Wyndham Worldwide Corp., 4.25%, 3/01/22		160	161,110
			397,285
Independent Power Producers & Energy Traders—0.4%
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		230	250,125
Exelon Generation Co. LLC, 4.25%, 6/15/22 (a)		30	30,096
Laredo Petroleum, Inc., 7.38%, 5/01/22 (a)		70	72,800
			353,021
Industrial Conglomerates—0.1%
Sequa Corp., 11.75%, 12/01/15 (a)		60	63,300
Insurance—3.4%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	200	227,960
American International Group, Inc.:
3.80%, 3/22/17	USD	190	193,684
5.45%, 5/18/17		85	92,275
4.88%, 6/01/22		217	222,039
AXA SA, 5.25%, 4/16/40 (b)	EUR	100	100,869
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)	USD	80	78,315
Hartford Financial Services Group, Inc., 6.00%,
1/15/19		80	85,694
Hartford Life Global Funding Trusts, 0.65%,
6/16/14 (b)		550	539,915
ING Verzekeringen NV, 2.69%, 6/21/21 (b)	EUR	20	23,718
Lincoln National Corp., 7.00%, 6/15/40	USD	70	82,565
Manulife Financial Corp., 3.40%, 9/17/15		190	195,258
Metropolitan Life Global Funding I (a):
2.88%, 9/17/12		150	150,629
2.50%, 1/11/13		690	696,455
Prudential Financial, Inc.:
5.38%, 6/21/20		110	121,724
4.50%, 11/15/20		110	116,600
			2,927,700
IT Services—0.1%
First Data Corp. (a):
7.38%, 6/15/19		50	51,000
8.25%, 1/15/21		10	10,000
			61,000
Machinery—0.3%
Joy Global, Inc., 5.13%, 10/15/21		50	54,890
UR Merger Sub Corp., 7.63%, 4/15/22 (a)		180	188,550
			243,440
Media—3.1%
CBS Corp.:
4.63%, 5/15/18		35	38,190
8.88%, 5/15/19		80	105,791
5.75%, 4/15/20		60	69,785
CCH II LLC, 13.50%, 11/30/16		220	245,300
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		53	57,638
Series B, 9.25%, 12/15/17		263	286,670
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/22		75	109,179

See Notes to Financial Statements.

64	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media (concluded)
Comcast Corp.:
5.88%, 2/15/18	USD	152	$179,737
6.45%, 3/15/37		95	115,529
4.65%, 7/15/42		135	135,062
Cox Communications, Inc., 8.38%, 3/01/39 (a)		150	211,094
CSC Holdings LLC, 8.50%, 4/15/14		61	67,100
DIRECTV Holdings LLC:
6.38%, 3/01/41		108	123,653
5.15%, 3/15/42		47	47,303
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		84	88,200
NBC Universal Media LLC:
5.15%, 4/30/20		246	282,425
4.38%, 4/01/21		30	33,004
News America, Inc., 6.40%, 12/15/35		5	5,765
Time Warner Cable, Inc.:
5.88%, 11/15/40		115	128,706
5.50%, 9/01/41		110	119,690
Time Warner, Inc., 4.70%, 1/15/21		50	55,716
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		150	163,125
			2,668,662
Metals & Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc., 2.15%,
3/01/17		40	39,438
Newcrest Finance Property Ltd., 4.45%,
11/15/21 (a)		85	87,223
Novelis, Inc., 8.75%, 12/15/20		145	156,238
			282,899
Multi-Utilities—0.2%
Dominion Resources, Inc., 1.95%, 8/15/16		145	147,760
Multiline Retail—0.7%
Dollar General Corp., 11.88%, 7/15/17 (b)		185	196,333
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		195	224,769
7.45%, 7/15/17		122	148,554
			569,656
Oil, Gas & Consumable Fuels—4.4%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		304	344,973
6.38%, 9/15/17		189	219,549
BP Capital Markets Plc, 3.13%, 10/01/15		80	85,050
Consol Energy, Inc., 8.25%, 4/01/20		21	22,050
El Paso Pipeline Partners Operating Co. LLC, 6.50%,
4/01/20		135	156,678
Energy Transfer Partners LP, 6.50%, 2/01/42		190	203,612
Enterprise Products Operating LLC:
6.13%, 10/15/39		100	113,282
Series L, 6.30%, 9/15/17		125	149,202
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		60	76,631
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		50	57,980
6.55%, 9/15/40		25	28,512
6.38%, 3/01/41		40	45,605
Linn Energy LLC, 6.25%, 11/01/19 (a)		150	147,000
Marathon Petroleum Corp., 6.50%, 3/01/41		151	171,605
MidAmerican Energy Holdings Co., 5.95%,
5/15/37		250	310,085
Nexen, Inc., 7.50%, 7/30/39		90	104,894
Petrobras International Finance Co.:
3.88%, 1/27/16		330	340,705
5.75%, 1/20/20		460	503,184
Plains Exploration & Production Co., 10.00%,
3/01/16		25	27,250

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp.:
7.25%, 5/01/18	USD	185	$196,100
5.75%, 6/01/21		25	26,125
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)		110	105,875
Valero Energy Corp., 6.63%, 6/15/37		50	56,064
Western Gas Partners LP:
5.38%, 6/01/21		150	166,034
4.00%, 7/01/22		75	75,000
			3,733,045
Paper & Forest Products—0.3%
International Paper Co.:
4.75%, 2/15/22		140	152,815
6.00%, 11/15/41		95	107,105
			259,920
Pharmaceuticals—0.3%
Teva Pharmaceutical Finance Co. BV, Series 2,
3.65%, 11/10/21		45	47,330
Teva Pharmaceutical Finance II BV/Teva
Pharmaceutical Finance III LLC, 3.00%, 6/15/15		120	126,287
Teva Pharmaceutical Finance IV BV, 3.65%,
11/10/21		110	115,696
			289,313
Real Estate Investment Trusts (REITs)—0.7%
ERP Operating LP, 4.63%, 12/15/21		110	119,479
Hospitality Properties Trust, 5.63%, 3/15/17		86	91,577
Ventas Realty LP/Ventas Capital Corp., 4.75%,
6/01/21		65	67,525
Vornado Realty LP, 5.00%, 1/15/22		265	280,221
			558,802
Real Estate Management & Development—0.1%
Realogy Corp., 7.88%, 2/15/19 (a)(d)		90	87,975
Software—0.1%
Oracle Corp., 5.38%, 7/15/40		100	122,523
Specialty Retail—0.1%
QVC, Inc., 7.50%, 10/01/19 (a)		90	99,900
Thrifts & Mortgage Finance—0.3%
Radian Group, Inc., 5.38%, 6/15/15		340	236,300
Transportation Infrastructure—0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
3.13%, 5/11/15 (a)		175	176,046
Wireless Telecommunication Services—1.3%
America Movil SAB de CV, 2.38%, 9/08/16		205	210,310
Cricket Communications, Inc., 7.75%, 5/15/16		110	116,737
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		385	445,682
MetroPCS Wireless, Inc., 7.88%, 9/01/18		3	3,113
SBA Tower Trust, 5.10%, 4/15/42 (a)		80	87,641
Sprint Capital Corp., 6.88%, 11/15/28		47	37,835
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		150	167,625
			1,068,943
Total Corporate Bonds—29.3%			24,852,923

Foreign Agency Obligations
Brazilian Government International Bond, 7.13%,
1/20/37		50	72,125
Deutsche Bundesrepublik Inflation Linked Bond,
0.10%, 4/15/23	EUR	893	1,141,797
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	USD	160	161,580
Mexico Government International Bond:
6.38%, 1/16/13		130	133,640
5.63%, 1/15/17		90	104,737

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	65

BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value
Mexico Government International Bond (concluded):
5.13%, 1/15/20	USD	190	$222,775
Poland Government International Bond, 6.38%,
7/15/19		60	70,670
Province of Manitoba Canada, 1.75%, 5/30/19		250	251,265
Russia Government International Bond, 7.50%,
3/31/30		342	410,752
South Africa Government International Bond,
5.50%, 3/09/20		140	161,350
Turkey Government International Bond, 7.00%,
3/11/19		100	116,250
Total Foreign Agency Obligations—3.4%			2,846,941

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations—2.6%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.45%,
4/25/46 (b)		114	60,625
Series 2006-0A5, Class 3A1, 0.45%,
4/25/46 (b)		186	112,436
Series 2007-J3, Class A10, 6.00%, 7/25/37		447	331,102
Credit Suisse Mortgage Capital Certificates (a)(b):
Series 2010-RR2, Class 2A, 5.97%, 9/15/39		250	276,644
Series 2011-2R, Class 1A1, 2.70%, 3/27/37		118	111,409
Series 2011-2R, Class 2A1, 2.63%, 7/27/36		322	309,025
Deutsche ALT-A Securities, Inc. Alternate Loan Trust,
Series 2007-1, Class 1A3B, 0.39%, 8/25/37 (b)		706	436,827
First Horizon Asset Securities, Inc., Series
2005-AR3, Class 3A1, 3.82%, 8/25/35 (b)		84	71,694
Freddie Mac Mortgage Trust, Series 2012-K709,
Class C, 3.74%, 4/25/45 (a)(b)		80	67,178
Impac Secured Assets CMN Owner Trust, Series
2004-3, Class 1A4, 1.05%, 11/25/34 (b)		42	39,899
IndyMac INDA Mortgage Loan Trust, Series
2007-AR7, Class 1A1, 5.56%, 11/25/37 (b)		146	115,537
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 6/25/21		23	22,219
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		23	21,826
Residential Accredit Loans, Inc., Series 2006-Q02,
Class A1, 0.47%, 2/25/46 (b)		139	51,974
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-3, Class 3A1, 5.17%, 4/25/47 (b)		341	228,046
			2,256,441
Commercial Mortgage-Backed Securities—7.5%
Banc of America Large Loan, Inc. (a)(b):
Series 2010-HLTN, Class HLTN, 1.99%,
11/15/15		421	398,957
Series 2010-UB4, Class A4A, 5.04%,
12/20/41		190	199,546
Banc of America Merrill Lynch Commercial
Mortgage, Inc.:
Series 2003-2, Class A3, 4.87%, 3/11/41 (b)		415	420,649
Series 2006-5, Class AAB, 5.38%, 9/10/47		314	329,864
Series 2007-1, Class AMFX, 5.48%,
1/15/49 (b)		15	15,333
Series 2007-3, Class A4, 5.80%, 6/10/49 (b)		290	327,632
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%,
12/11/40 (b)		30	31,340
Series 2006-PW11, Class A4, 5.62%,
3/11/39 (b)		825	927,092
Series 2007-PW17, Class A3, 5.74%,
6/11/50		230	240,474

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class AM, 5.35%, 12/10/46	USD	110	$112,403
GMAC Commercial Mortgage Securities, Inc., Series
2003-C3, Class A3, 4.65%, 4/10/40		27	27,007
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class AJ, 6.07%, 7/10/38 (b)		70	62,133
JPMorgan Chase Commercial Mortgage Securities
Corp.:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		190	201,660
Series 2006-CB14, Class AM, 5.64%,
12/12/44 (b)		80	81,355
Series 2007-CB18, Class A3, 5.45%,
6/12/47		188	197,841
Series 2008-C2, Class ASB, 6.13%,
2/12/51 (b)		210	223,985
LB-UBS Commercial Mortgage Trust, Series
2007-C1, Class AM, 5.46%, 2/15/40		70	73,014
Merrill Lynch Mortgage Trust, Series 2004-KEY2,
Class A4, 4.86%, 8/12/39 (b)		300	320,417
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (a)(b)		130	135,761
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		250	262,698
Series 2007-HQ12, Class A2FX, 5.78%,
4/12/49 (b)		172	180,813
Series 2007-XLC1, Class A2, 0.56%,
7/17/17		165	155,094
Series 2012-XA, Class A, 2.00%, 7/27/49		163	163,785
Morgan Stanley Reremic Trust (a):
Series 2009-IO, Class B, 2.50%, 7/17/56		150	130,500
Series 2011-IO, Class A, 2.50%, 3/23/51		172	173,803
RBSCF Trust, Series 2010-RR3, Class WBTA,
6.10%, 2/16/51 (a)(b)		380	423,880
S2 Hospitality LLC, Series 2012-LV1, Class A,
4.50%, 4/15/25 (a)		150	150,718
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4, 3.53%, 5/10/63 (c)		70	71,102
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class A4, 6.10%, 2/15/51 (b)		280	313,776
			6,352,632
Interest Only Commercial Mortgage-Backed Securities—0.5%
Commercial Mortgage Pass Through Certificates,
Series 2012-CR1, Class XA, 2.45%, 5/15/45 (b)		1,120	154,635
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2012-CBX, Class XA, 2.07%,
6/16/45 (b)		1,000	114,276
Morgan Stanley Capital I, Series 2012-C4,
Class XA, 2.89%, 3/15/45 (a)(b)		992	149,257
			418,168
Total Non-Agency Mortgage-Backed Securities—10.6%			9,027,241

Preferred Securities
Capital Trusts
Capital Markets—0.0%
State Street Capital Trust IV, 1.47%, 6/01/67 (b)		20	14,437
Commercial Banks—0.2%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		120	119,250
JPMorgan Chase Capital XXV, Series Y, 6.80%,
10/01/37		50	50,000
			169,250

See Notes to Financial Statements.

66	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value
Consumer Finance—0.2%
Capital One Capital V, 10.25%, 8/15/39	USD	50	$51,000
Capital One Capital VI, 8.88%, 5/15/40		150	152,438
			203,438
Insurance—0.5%
American International Group, Inc., 8.18%,
5/15/68 (b)		40	43,400
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		105	116,550
Swiss Re Capital I LP, 6.85% (a)(b)(f)		125	115,153
XL Group Plc, Series E, 6.50% (b)(f)		130	105,625
			380,728
Total Capital Trusts—0.9%			767,853

Trust Preferreds		Shares
Commercial Banks—0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		3,417	92,110
Total Preferred Securities—1.0%			859,963

Taxable Municipal Bonds		Par (000)
New York City Municipal Water Finance
Authority, Refunding RB, Second General
Resolution, Series EE:
5.38%, 6/15/43	USD	95	109,070
5.50%, 6/15/43		115	133,636
Total Taxable Municipal Bonds—0.3%			242,706

US Government Sponsored Agency Securities
Agency Obligations—1.7%
Fannie Mae, 2.91%, 10/09/19 (e)		275	222,907
Federal Home Loan Bank of Chicago, 5.63%,
6/13/16		550	633,863
Tennessee Valley Authority, 5.25%,
9/15/39 (d)		450	586,738
			1,443,508
Collateralized Mortgage Obligations—0.8%
Freddie Mac Mortgage-Backed Securities:
Series K013, Class A2, 3.97%,
1/25/21 (b)		220	246,732
Series K017, Class A2, 2.87%,
12/25/21		425	443,674
			690,406
Commercial Mortgage-Backed Securities—0.1%
Freddie Mac Mortgage-Backed Securities,
Series K706, Class C, 4.02%,
11/25/44 (a)(b)		35	30,387
Federal Deposit Insurance Corporation Guaranteed—0.2%
General Electric Capital Corp., 2.13%,
12/21/12		195	196,681
Interest Only Collateralized Mortgage Obligations—0.1%
Freddie Mac Mortgage-Backed Securities,
Series K707, Class X1, 1.70%,
12/25/18 (b)		549	45,267
Mortgage-Backed Securities—64.1%
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/15/42 (g)		2,300	2,358,578
3.09%, 3/01/41 (b)		78	81,310
3.15%, 3/01/41 (b)		141	146,809

US Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
Fannie Mae Mortgage-Backed Securities
(concluded):
3.31%, 12/01/40 (b)	USD	172	$181,203
3.33%, 6/01/41 (b)		133	139,852
3.48%, 9/01/41 (b)		95	100,362
3.50%, 11/01/26–7/15/42 (g)		6,476	6,832,320
4.00%, 2/01/25–7/15/42 (g)		10,687	11,430,681
4.50%, 2/01/25–7/15/42 (g)		6,907	7,444,009
4.80%, 8/01/38 (b)		249	266,638
5.00%, 9/01/33–7/15/42 (g)		2,047	2,222,497
5.50%, 9/01/34–7/15/42 (g)(h)		2,151	2,360,381
6.00%, 2/01/17–7/15/42 (g)		10,839	11,923,648
6.50%, 5/01/40		813	917,901
7.00%, 2/01/16		16	16,929
Freddie Mac Mortgage-Backed Securities:
3.04%, 2/01/41 (b)		154	160,725
4.00%, 7/15/42 (g)		200	212,219
4.50%, 7/15/42 (g)		200	213,547
4.91%, 4/01/38 (b)		211	226,204
5.00%, 3/01/38–7/15/42 (g)		2,700	2,903,343
5.50%, 4/01/38–1/01/40		92	100,080
6.00%, 6/01/35		106	117,233
Ginnie Mae Mortgage-Backed Securities:
4.00%, 7/15/42 (g)		700	764,422
4.50%, 7/15/42 (g)		1,400	1,530,594
5.00%, 7/15/42 (g)		1,500	1,650,469
5.50%, 5/20/36		24	26,959
			54,328,913
Total US Government Sponsored Agency Securities—67.0%			56,735,162

US Treasury Obligations
US Treasury Bonds:
3.13%, 2/15/42		1,970	2,115,902
3.00%, 5/15/42 (d)		5,069	5,308,987
US Treasury Inflation Indexed Bonds:
2.13%, 2/15/41		368	524,821
0.75%, 2/15/42		295	309,757
US Treasury Notes:
0.13%, 9/30/13		415	414,206
0.25%, 5/31/14		315	314,606
0.50%, 8/15/14		2,365	2,372,944
2.50%, 4/30/15 (i)		305	322,847
0.38%, 6/15/15		2,330	2,327,999
0.63%, 5/31/17 (d)		2,010	2,000,736
0.63%, 6/30/17		3,725	3,728,785
1.13%, 5/31/19		165	165,258
1.00%, 6/30/19		170	168,645
1.75%, 5/15/22 (d)		7,971	8,035,764
Total US Treasury Obligations—33.2%			28,111,257
Total Long-Term Investments
(Cost—$127,147,002)—152.4%			129,093,937

Options Purchased		Contracts
Exchange-Traded Call Options—0.0%
Euro-Dollar 3-Year Mid-Curve Options, Strike
Price USD 99.00, Expires 8/10/12		51	5,737
Exchange-Traded Put Options—0.0%
10-Year US Treasury Note,
Strike Price USD 131.00,
Expires 7/27/12		39	4,266

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	67

BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Notional Amount (000)	Value
Over-the-Counter Interest-Rate Put Swaptions—0.0%
Pay a fixed rate of 2.70% and receive a floating
rate based on 3-month LIBOR, Expires
7/23/12, Broker Deutsche Bank AG	USD	800	$1
Pay a fixed rate of 2.15% and receive a floating
rate based on 3-month LIBOR, Expires
7/27/12, Broker Deutsche Bank AG		400	333
Pay a fixed rate of 2.15% and receive a floating
rate based on 3-month LIBOR, Expires
7/27/12, Broker Deutsche Bank AG		1,500	1,249
Pay a fixed rate of 2.13% and receive a floating
rate based on 3-month LIBOR, Expires
3/21/13, Broker Deutsche Bank AG		1,300	2,029
Pay a fixed rate of 4.50% and receive a floating
rate based on 3-month LIBOR, Expires
3/20/17, Broker Deutsche Bank AG		500	13,161
			16,773
Total Options Purchased
(Cost—$106,889)—0.0%			26,776
Total Investments Before TBA Sale
Commitments and Options Written
(Cost—$127,253,890)—152.4%			129,120,713

TBA Sale Commitments (g)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/15/42		1,900	(1,948,391)
3.50%, 7/15/27			(845,250)
3.50%, 7/15/42			(3,994,156)
4.00%, 7/15/27			(957,094)
4.00%, 7/15/42			(8,086,751)
4.50%, 7/15/42		1,100	(1,179,922)
5.00%, 7/15/42		400	(432,875)
5.50%, 7/15/42		400	(436,312)
6.00%, 7/15/42		6,700	(7,362,671)
Freddie Mac Mortgage-Backed Securities:
4.50%, 7/15/42		100	(106,797)
5.00%, 7/15/42		1,800	(1,934,719)
Total TBA Sale Commitments
(Proceeds—$27,226,817)—(32.2)%			(27,284,938)

Options Written		Contracts
Exchange-Traded Call Options—(0.0)%
Euro-Dollar 3-Year Mid-Curve Options, Strike
Price USD 99.13, Expires 8/10/12		51	(1,912)
Exchange-Traded Put Options—(0.0)%
10-Year US Treasury Note, Strike Price USD
129.50, Expires 7/27/12		39	(1,219)
		Notional Amount (000)
Over-the-Counter Interest-Rate Call Swaptions—(0.0)%
Pay a fixed rate of 1.25% and receive a floating
rate based on 3-month LIBOR, Expires
6/20/14, Broker Barclays Plc	USD	600	(5,285)
Pay a fixed rate of 3.65% and receive a floating
rate based on 3-month LIBOR, Expires
3/27/17, Broker JPMorgan Chase & Co.		200	(20,827)
			(26,112)

Options Written		Notional Amount (000)	Value
Over-the-Counter Interest-Rate Put Swaptions—(0.1)%
Receive a fixed rate of 2.40% and pay a
floating rate based on 3-month LIBOR,
Expires 7/27/12, Broker Deutsche Bank AG	USD	400	$(46)
Receive a fixed rate of 2.40% and pay a
floating rate based on 3-month LIBOR,
Expires 7/27/12, Broker Deutsche Bank AG		1,500	(173)
Receive a fixed rate of 1.55% and pay a
floating rate based on 3-month LIBOR,
Expires 10/29/12, Broker Morgan Stanley		1,200	(1,137)
Receive a fixed rate of 2.25% and pay a
floating rate based on 3-month LIBOR,
Expires 6/20/14, Broker Barclays Plc		600	(7,021)
Receive a fixed rate of 6.00% and pay a
floating rate based on 3-month LIBOR,
Expires 3/20/17, Broker Deutsche Bank AG		1,000	(13,228)
Receive a fixed rate of 3.65% and pay a
floating rate based on 3-month LIBOR,
Expires 3/27/17, Broker JPMorgan Chase &
Co.		200	(8,449)
			(30,054)
Total Options Written
(Premiums Received—$95,526)—(0.1)%			(59,297)
Total Investments, Net of TBA Sale
Commitments and Options Written—120.1%			101,776,478
Liabilities in Excess of Other Assets—(20.1)%			(17,037,565)
Net Assets—100.0%			$84,738,913

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Plc	$259,949	—
UBS AG	$ 71,102	—

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2012 were as follows:
Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp	—	$(16)
Barclays Plc	—	$438
BNP Paribas SA	—	$(914)
Citigroup, Inc	$350,672	$(9,344)
Credit Suisse Group AG	$(3,366,547)	$(17,164)
Deutsche Bank AG	$(532,109)	$234
Goldman Sachs Group, Inc	$2,047,859	$(11,219)
JPMorgan Chase & Co	$330,140	$2,254
Morgan Stanley	$607,969	$(1,156)
Nomura Trust and Banking Co., Ltd	$1,650,469	$(7,492)
Royal Bank of Scotland Group Plc	$315,328	$258
UBS AG	—	$242
Wells Fargo & Co	$(528,281)	$(313)

(h)	All or a portion of security has been pledged as collateral in connection with swaps.
(i)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

68	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Total Return Portfolio
Schedule of Investments (continued)

•	Reverse repurchase agreements outstanding as of June 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Credit Suisse Group AG	0.23%	3/20/12	Open	$513,334	$513,000
Deutsche Bank AG	(2.00)%	6/26/12	Open	80,970	80,987
Credit Suisse Group AG	(0.09)%	6/29/12	7/02/12	8,060,613	8,060,674
BNP Paribas SA	(0.08)%	6/29/12	7/02/12	2,012,499	2,012,513
BNP Paribas SA	0.01%	6/29/12	7/02/12	1,056,251	1,056,250
Total				$11,723,667	$11,723,424

•	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
8	10-Year Australian Treasury Bond	Australian Securities Exchange	September 2012	USD	1,027,248	$(6,883)
24	30-Year US Treasury Bond	Chicago Board of Trade	September 2012	USD	3,551,250	(25,633)
23	2-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	5,064,313	(444)
8	90-Day Euro-Dollar	Chicago Mercantile	December 2012	USD	1,989,900	927
1	90-Day Euro-Dollar	Chicago Mercantile	December 2014	USD	247,963	149
9	90-Day Euro-Dollar	Chicago Mercantile	March 2015	USD	2,229,862	(360)
9	90-Day Euro-Dollar	Chicago Mercantile	June 2015	USD	2,227,388	(472)
9	90-Day Euro-Dollar	Chicago Mercantile	September 2015	USD	2,224,575	(642)
13	90-Day Euro-Dollar	Chicago Mercantile	December 2015	USD	3,208,562	(1,332)
Total						$(34,690)

•	Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
15	Euro Bund	Eurex	September 2012	USD	2,674,633	$36,537
28	3-Year Australian Treasury Bond	Australian Securities Exchange	September 2012	USD	3,163,586	12,673
1	90-Day Euro-Dollar	Chicago Mercantile	September 2012	USD	248,800	(128)
24	10-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	3,201,000	7,036
47	Ultra-Long US Treasury Bond	Chicago Board of Trade	September 2012	USD	7,841,656	(105,928)
13	5-Year US Treasury Note	Chicago Board of Trade	September 2012	USD	1,611,594	(158)
17	90-Day Australia Bank Bill	Australian Securities Exchange	December 2012	USD	17,270,038	4,486
15	3-Month Canadian Bankers Acceptance	Montreal Exchange	June 2013	USD	3,637,658	(15,992)
Total						$(61,474)

•	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	184,149	EUR	139,500	JPMorgan Chase & Co.	7/25/12	$7,581
USD	1,165,728	EUR	902,000	Royal Bank of Scotland Group Plc	7/25/12	24,049
Total						$31,630

•	Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Eastman Chemical Co.	0.68%	Morgan Stanley	9/20/13	USD	285	$(1,740)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	USD	340	89,169
Sara Lee Corp.	1.00%	JPMorgan Chase & Co.	3/20/17	USD	92	7
Total						$87,436

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	69

BlackRock Total Return Portfolio
Schedule of Investments (continued)

•	Credit default swaps on single-name issues—sold protection outstanding as of June 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
MetLife, Inc.	1.00%	Credit Suisse Group AG	9/20/16	A-	USD	20	$310
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	80	711
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A-	USD	60	—
MetLife, Inc.	1.00%	Morgan Stanley	9/20/16	A-	USD	110	827
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	USD	53	(173)
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	USD	50	110
MetLife, Inc.	1.00%	Bank of America Corp.	3/20/17	A-	USD	100	(1,732)
MetLife, Inc.	1.00%	Citibank NA	3/20/17	A-	USD	95	(1,646)
MetLife, Inc.	1.00%	UBS AG	3/20/17	A-	USD	65	(1,126)
Total							$(2,719)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of agreement.
•	Credit default swaps on traded indexes—buy protection outstanding as of June 30, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Dow Jones CDX Emerging Markets Series 14, Version 1	5.00%	Morgan Stanley	12/20/15	USD	240	$1,865
Dow Jones CDX North America Investment Grade Index Series 16, Version 1	1.00%	Credit Suisse Group AG	6/20/16	USD	88	(920)
Dow Jones CDX North America Investment Grade Index Series 16, Version 1	1.00%	JPMorgan Chase & Co.	6/20/16	USD	5	(43)
Dow Jones CDX North America Investment Grade Index Series 17, Version 1	1.00%	Morgan Stanley	12/20/16	USD	890	(7,535)
MCDX North America Series 16, Version 1	1.00%	Morgan Stanley	6/20/21	USD	540	17,465
Total						$10,832

•	Credit default swaps on traded indexes—sold protection outstanding as of June 30, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]		Unrealized Appreciation (Depreciation)
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Deutsche Bank AG	6/20/17	B+	USD	436	$3,058
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Deutsche Bank AG	6/20/17	B+	USD	233	2,738
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Morgan Stanley	6/20/17	B+	USD	465	2,294
Dow Jones CDX North America High Yield Index Series 18, Version 2	5.00%	Morgan Stanley	6/20/17	B+	USD	233	3,316
MCDX North America Series 14	0.00%	Goldman Sachs Group, Inc.	6/20/20	AA	USD	270	(6,487)
Markit CMBX North America AM Index Series 2	0.50%	Deutsche Bank AG	3/15/49	A-	USD	130	2,524
Markit CMBX North America AAA Index Series 3	0.08%	Morgan Stanley	12/13/49	A+	USD	120	4,550
Markit CMBX North America AAA Index Series 4	0.35%	Morgan Stanley	2/17/51	A-	USD	120	3,663
Total							$15,656

[3]	Using S&P’s rating of the underlying securities.
[4]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of agreement.

See Notes to Financial Statements.

70	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock Total Return Portfolio
Schedule of Investments (continued)

• Interest rate swaps outstanding as of June 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	1,100	$(11,811)
1.72%[1]	3-month CBA	Deutsche Bank AG	5/03/14	CAD	2,195	(9,544)
1.72%[1]	3-month CBA	Morgan Stanley	5/03/14	CAD	2,195	(9,544)
0.54%[2]	3-month LIBOR	Barclays Plc	6/26/14	USD	3,100	(603)
0.56%[1]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	3,500	(390)
0.55%[1]	3-month LIBOR	Credit Suisse Group AG	7/03/14	USD	3,400	—
1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	2,800	(61,498)
1.39%[1]	3-month LIBOR	Deutsche Bank AG.	3/19/17	USD	1,200	(26,356)
1.09%[1]	3-month LIBOR	Morgan Stanley	5/09/17	USD	200	(1,419)
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	200	15,869
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	210	(28,694)
3.25%[1]	3-month LIBOR	UBS AG	7/05/21	USD	300	(40,533)
2.36%[1]	3-month LIBOR	Citibank NA	3/26/22	USD	400	(22,250)
2.09%[1]	3-month LIBOR	Deutsche Bank AG	5/01/22	USD	500	(14,786)
2.82%[1]	3-month CBA	Deutsche Bank AG	5/18/22	CAD	500	338
2.86%[1]	3-month CBA	Morgan Stanley	5/23/22	CAD	500	(329)
1.76%[1]	3-month LIBOR	Citibank NA	6/25/22	USD	400	730
1.72%[1]	3-month LIBOR	Deutsche Bank AG	7/02/22	USD	400	2,599
1.72%[2]	3-month LIBOR	Deutsche Bank AG	7/02/22	USD	300	(1,930)
Total						$(210,151)

[1]	Portfolio pays a fixed rate and receives floating rate.
[2]	Portfolio pays a floating rate and receives fixed rate.
•	Total return swaps outstanding as of June 30, 2012 were as follows:

Reference Entity	Portfolio Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Change in Return of the Consumer
Price Index for All Urban Consumers	Pays	2.18%[3]	Bank of America Corp.	10/06/21	USD	425	$(8,854)
Gross Return on the Markit IOS
5.00%, 30-year, fixed rate
Fannie Mae residential
mortgage-backed securities pool	Receives	1-month LIBOR	JPMorgan Chase & Co.	1/12/41	USD	295	(96)
Total							$(8,950)

[3]	Net payment made at termination.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	71

BlackRock Total Return Portfolio
Schedule of Investments (concluded)

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed
Securities	—	$5,586,359	$831,385	$6,417,744
Corporate Bonds	—	24,403,923	449,000	24,852,923
Foreign Agency
Obligations	—	2,846,941	—	2,846,941
Non-Agency
Mortgage-Backed
Securities	—	8,804,969	222,272	9,027,241
Preferred Securities	$92,110	767,853	—	859,963
Taxable Municipal
Bonds	—	242,706	—	242,706
US Government
Sponsored Agency
Securities	—	56,735,162	—	56,735,162
US Treasury
Obligations	—	28,111,257	—	28,111,257
Liabilities:
Investments:
TBA Sale
Commitments	—	(27,284,938)	—	(27,284,938)
Total	$92,110	$100,214,232	$1,502,657	$101,808,999

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts		$132,607		$132,607
Foreign currency
exchange contracts	—	31,630	—	31,630
Interest rate contracts	$71,811	36,309	—	108,120
Liabilities:
Credit contracts	—	(14,915)	$(6,487)	(21,402)
Interest rate contracts	(161,104)	(285,948)	—	(447,052)
Other contracts	—	(8,854)	—	(8,854)
Total	$(89,293)	$(109,171)	$(6,487)	$(204,951)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

Certain of the Portfolio’s assets and liabilities are held at carrying or face amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$230,006	—	—	$230,006
Foreign currency	26,318	—	—	26,318
Liabilities:
Reverse repurchase
agreements	—	$(11,723,424)	—	(11,723,424)
Total	$256,324	$(11,723,424)	—	$(11,467,100)

There were no transfers between Level 1 and Level 2 during the period ended June 30, 2012.

Certain of the Portfolio’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	Total
Assets:
Opening balance, as of December 31, 2011	$934,144	—	$101,333	$1,035,477
Transfers into Level 3[2]	—	—	—	—
Transfers out of Level 3[2]	(644,914)	—	(101,333)	(746,247)
Accrued discounts/premiums	113	$(10)	1,183	1,286
Net realized gain (loss)	4,602	—	925	5,527
Net change in unrealized appreciation/depreciation[3]	1,866	(125)	1,147	2,888
Purchases	749,067	449,135	231,872	1,430,074
Sales	(213,493)	—	(12,855)	(266,348)
Closing Balance, as of June 30, 2012	$831,385	$449,000	$222,272	$1,502,657

[2]	Transfers into and transfers out of Level 3 represent the value as of the beginning of the reporting period.
[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2012 was $1,501.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Liabilities:
Opening balance, as of December 31, 2011	$(12,899)
Transfers into Level 3[2]	—
Transfers out of Level 3[2]	—
Accrued discounts/premiums
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	6,412
Purchases	—
Issues[5]	—
Sales	—
Settlements[6]
Closing Balance, as of June 30, 2012	$(6,487)

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of June 30, 2012 was $6,412.
[5]	Issues represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivative financial instruments as of the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

72	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock U.S. Government Bond Portfolio
Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Banks—1.1%
Bank Nederlandse Gemeenten,
1.75%, 10/06/15 (a)	$1,000	$1,007,436
Bank of Scotland Plc, 5.25%, 2/21/17 (a)	150	165,019
		1,172,455
Electric Utilities—1.2%
Hydro-Quebec:
8.40%, 1/15/22	225	325,512
8.05%, 7/07/24	590	872,717
		1,198,229
Thrifts & Mortgage Finance—0.5%
Cie de Financement Foncier SA,
2.50%, 9/16/15 (a)	400	401,412
Northern Rock Asset Management
Plc, 5.63%, 6/22/17 (a)	100	108,317
		509,729
Total Corporate Bonds—2.8%		2,880,413

Foreign Agency Obligations
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	220	222,172
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13	45	46,656
Series E, 5.25%, 7/02/12	160	160,000
Qatar Government International Bond,
4.00%, 1/20/15 (a)	260	273,910
Total Foreign Agency Obligations—0.7%		702,738

US Government Sponsored Agency Securities
Agency Obligations—2.5%
Fannie Mae:
1.63%, 10/26/15	2,265	2,346,112
2.91%, 10/09/19 (b)	360	291,806
		2,637,918
Collateralized Mortgage Obligations—7.8%
Freddie Mac Mortgage-Backed Securities, Series
K013, Class A2, 3.97%, 1/25/21 (c)	2,060	2,310,313
Ginnie Mae Mortgage-Backed Securities,
Class Z (c):
Series 2004-43, 4.50%, 6/16/44	2,507	2,732,138
Series 2004-45, 5.71%, 6/16/45	2,761	3,161,228
		8,203,679
Federal Deposit Insurance Corporation Guaranteed—0.9%
General Electric Capital Corp.:
2.00%, 9/28/12	700	702,869
2.13%, 12/21/12	195	196,681
		899,550
Interest Only Collateralized Mortgage Obligations—0.7%
Ginnie Mae Mortgage-Backed
Securities (c):
Series 2002-83, Class IO, 0.28%, 10/16/42	9,968	31,421
Series 2003-109, Class IO,
0.24%, 11/16/43	7,265	25,901
Series 2003-17, Class IO, 0.51%, 3/16/43	12,402	118,732
Series 2004-77, Class IO, 0.38%, 9/16/44	37,914	449,959
Series 2004-9, Class IO, 0.43%, 3/16/34	5,629	71,027
		697,040
Mortgage-Backed Securities—91.4%
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/27–7/01/42 (d)	3,100	3,230,703

US Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
Fannie Mae Mortgage-Backed Securities: (concluded)
3.09%, 3/01/41 (c)	$155	$162,621
3.15%, 3/01/41 (c)	211	220,213
3.31%, 12/01/40 (c)	225	237,578
3.33%, 6/01/41 (c)	266	279,705
3.48%, 9/01/41 (c)	191	200,725
3.50%, 11/01/26–7/01/42 (d)	15,685	16,534,975
4.00%, 2/01/25–7/01/42 (d)	15,754	16,866,324
4.50%, 6/01/26–7/01/42 (d)	8,973	9,685,014
5.00%, 7/01/27–8/01/42 (d)	8,289	8,980,285
5.50%, 11/01/21–7/01/42 (d)	8,828	9,646,211
6.00%, 4/01/35–8/01/42 (d)	7,301	8,041,846
6.50%, 5/01/40	2,288	2,583,364
Freddie Mac Mortgage-Backed Securities:
3.04%, 2/01/41 (c)	230	241,088
4.00%, 7/01/42 (d)	3,000	3,183,281
4.50%, 8/01/42 (d)	4,800	5,125,125
5.00%, 3/01/38–7/01/42 (d)	6,600	7,097,142
5.50%, 4/01/38–1/01/40	830	903,093
8.00%, 3/01/30–6/01/31	25	28,175
Ginnie Mae Mortgage-Backed Securities,
4.00%, 7/01/42 (d)	2,000	2,184,062
		95,431,530
Total US Government Sponsored Agency
Securities—103.3%		107,869,717

US Treasury Obligations
US Treasury Bonds:
3.13%, 2/15/42	1,830	1,965,533
3.00%, 5/15/42	3,455	3,618,574
US Treasury Inflation Indexed Bonds,
2.13%, 2/15/41	194	277,406
US Treasury Notes:
0.63%, 1/31/13 (e)	240	240,609
0.13%, 9/30/13	3,375	3,368,540
0.25%, 5/31/14	575	574,281
0.50%, 8/15/14	440	441,478
0.38%, 6/15/15	3,400	3,397,079
0.63%, 5/31/17	3,540	3,523,684
0.63%, 6/30/17	5,685	5,690,776
1.13%, 5/31/19	380	380,594
1.00%, 6/30/19	380	376,972
1.75%, 5/15/22	13,750	13,861,719
Total US Treasury Obligations—36.1%		37,717,245
Total Long-Term Investments
(Cost—$147,485,323)—142.9%		149,170,113

Short-Term Securities	Shares
Money Market Funds—12.1%
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.15% (f)(g)	12,611,023	12,611,023
Total Short-Term Securities
(Cost—$12,611,023)—12.1%		12,611,023

Options Purchased	Contracts
Exchange-Traded Call Options—0.0%
Euro-Dollar 3-Year Mid-Curve Options, Strike Price
USD 99.00, Expires 8/10/12	63	7,087

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	73

BlackRock U.S. Government Bond Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)	Value
Over-the-Counter Interest-Rate Put Swaptions—0.0%
Pay a fixed rate of 2.15% and receive a floating
rate based on 3-month LIBOR, Expires
7/27/12, Broker Deutsche Bank AG	$3,800	$3,166
Pay a fixed rate of 2.15% and receive a floating
rate based on 3-month LIBOR, Expires
7/27/12, Broker Deutsche Bank AG	1,000	833
Pay a fixed rate of 2.13% and receive a floating
rate based on 3-month LIBOR, Expires
3/21/13, Broker Deutsche Bank AG	1,700	2,653
Pay a fixed rate of 2.13% and receive a floating
rate based on 3-month LIBOR, Expires
3/21/13, Broker Deutsche Bank AG	4,900	7,648
Pay a fixed rate of 4.50% and receive a floating
rate based on 3-month LIBOR, Expires
3/20/17, Broker Deutsche Bank AG	600	15,793
		30,093
Total Options Purchased
(Cost—$183,008)—0.0%		37,180
Total Investments Before TBA Sale
Commitments and Options Written
(Cost—$160,279,354)—155.0%		161,818,316

TBA Sale Commitments (d)	Par (000)

Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/27	1,600	(1,676,250)
3.50%, 7/01/42	6,800	(7,155,093)
4.00%, 8/01/42	13,300	(14,149,798)
4.50%, 7/01/42	3,900	(4,183,359)
5.00%, 7/01/41	2,400	(2,597,250)
5.50%, 7/01/42	4,200	(4,581,281)
6.00%, 7/01/42	4,300	(4,725,297)
Freddie Mac Mortgage-Backed Securities:
4.50%, 7/01/42	2,400	(2,563,125)
5.00%, 7/01/42	4,400	(4,729,313)
Total TBA Sale Commitments
(Proceeds—$46,266,453)—(44.4)%		(46,360,766)

Options Written	Contracts
Exchange-Traded Call Options—(0.0)%
Euro-Dollar 3-Year Mid-Curve Options, Strike
Price USD 99.13, Expires 8/10/12	63	(2,363)
	Notional Amount (000)
Over-the-Counter Interest-Rate Call Swaptions—(0.2)%
Pay a fixed rate of 3.88% and receive a floating
rate based on 3-month LIBOR, Expires
6/09/14, Broker JPMorgan Chase & Co.	$1,400	(152,239)
Pay a fixed rate of 1.25% and receive a floating
rate based on 3-month LIBOR, Expires
6/20/14, Broker Barclays Plc	800	(7,047)
Pay a fixed rate of 3.65% and receive a floating
rate based on 3-month LIBOR, Expires
3/27/17, Broker JPMorgan Chase & Co.	300	(31,240)
		(190,526)

Options Written	Notional Amount (000)	Value
Over-the-Counter Interest-Rate Put Swaptions—(0.0)%
Receive a fixed rate of 2.40% and pay a
floating rate based on 3-month LIBOR,
Expires 7/27/12, Broker Deutsche Bank AG	$3,800	$(439)
Receive a fixed rate of 2.40% and pay a
floating rate based on 3-month LIBOR,
Expires 7/27/12, Broker Deutsche Bank AG	1,000	(115)
Receive a fixed rate of 1.40% and pay a
floating rate based on 3-month LIBOR,
Expires 9/04/12, Broker JPMorgan
Chase & Co.	300	(138)
Receive a fixed rate of 1.55% and pay a
floating rate based on 3-month LIBOR,
Expires 10/29/12, Broker Morgan Stanley	1,500	(1,421)
Receive a fixed rate of 3.88% and pay a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker JPMorgan Chase
& Co.	1,400	(4,611)
Receive a fixed rate of 2.25% and pay a
floating rate based on 3-month LIBOR,
Expires 6/20/14, Broker Barclays Plc	800	(9,361)
Receive a fixed rate of 6.00% and pay a
floating rate based on 3-month LIBOR,
Expires 3/20/17, Broker Deutsche Bank AG	1,200	(15,873)
Receive a fixed rate of 3.65% and pay a
floating rate based on 3-month LIBOR,
Expires 3/27/17, Broker JPMorgan Chase
& Co.	300	(12,674)
		(44,632)
Total Options Written
(Premiums Received—$224,178)—(0.2)%		(237,521)
Total Investments, Net of TBA Sale Commitments and
Options Written—110.4%		115,220,029
Liabilities in Excess of Other Assets—(10.4)%		(10,867,065)
Net Assets—100.0%		$104,352,964

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2012 were as follows:
Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp	—	$742
Barclays Plc	—	$199
BNP Paribas SA	—	$(2,234)
Citigroup, Inc	$(4,183,359)	$(12,187)
Credit Suisse Group AG	$8,925,750	$10,891
Deutsche Bank AG.	$(849,277)	$601
Goldman Sachs Group, Inc	$(2,113,251)	$(30,219)
JPMorgan Chase & Co	$3,919,047	$5,735
Morgan Stanley	$(1,618,391)	$(1,453)
Nomura Trust and Banking Co., Ltd	$(106,422)	$(141)
Royal Bank of Scotland Group Plc	$735,766	$781
Wells Fargo & Co	$(950,906)	$(563)

(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

74	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

BlackRock U.S. Government Bond Portfolio
Schedule of Investments (continued)

(f)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at June 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	11,858,082	752,941	12,611,023	$14,320

(g)	Represents the current yield as of report date.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Financial futures contracts purchased as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
15	90-Day Euro-Dollar	Chicago Mercantile	September 2012	$3,732,000	$2,021
5	Ultra Long US Treasury Bond	Chicago Board of Trade	September 2012	$834,219	12,045
7	2-Year US Treasury Note	Chicago Board of Trade	September 2012	$1,541,313	(137)
16	90-Day Euro-Dollar	Chicago Mercantile	December 2012	$3,979,800	2,752
9	90-Day Euro-Dollar	Chicago Mercantile	March 2013	$2,238,187	1,579
13	90-Day Euro-Dollar	Chicago Mercantile	June 2013	$3,232,125	2,646
16	90-Day Euro-Dollar	Chicago Mercantile	September 2013	$3,977,200	3,156
14	90-Day Euro-Dollar	Chicago Mercantile	December 2013	$3,479,000	3,024
1	90-Day Euro-Dollar	Chicago Mercantile	March 2014	$248,425	97
Total					$27,183

• Financial futures contracts sold as of June 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
79	10-Year US Treasury Note	Chicago Board of Trade	September 2012	$10,536,625	$11,425
3	30-Year US Treasury Bond	Chicago Board of Trade	September 2012	$443,906	463
57	5-Year US Treasury Note	Chicago Board of Trade	September 2012	$7,066,219	653
Total					$12,541

• Interest rate swaps outstanding as of June 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty/Exchange	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.33%[1]	3-month LIBOR	Deutsche Bank AG	7/12/13	$1,100	$9,245
0.54%[1]	3-month LIBOR	Barclays Plc	6/26/14	$3,900	(758)
0.55%[2]	3-month LIBOR	Credit Suisse Group AG	7/03/14	$4,300	—
2.36%[1]	3-month LIBOR	Citibank NA	12/20/15	$1,300	74,138
1.39%[2]	3-month LIBOR	Deutsche Bank AG	3/19/17	$1,600	(35,141)
1.39%[2]	3-month LIBOR	Deutsche Bank AG	3/19/17	$3,600	(79,068)
1.09%[2]	3-month LIBOR	Morgan Stanley	5/09/17	$200	(1,419)
2.50%[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	$300	22,278
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	$300	23,933
3.18%[2]	3-month LIBOR	Deutsche Bank AG	12/07/20	$5,600	(717,016)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	$2,060	(281,479)
2.27%[1]	3-month LIBOR	Deutsche Bank AG	3/30/22	$200	9,626
2.09%[1]	3-month LIBOR	Morgan Stanley	5/01/22	$100	2,992
1.76%[2]	3-month LIBOR	Citibank NA	6/25/22	$900	1,641
1.72%[2]	3-month LIBOR	Deutsche Bank AG	7/02/22	$900	5,849
2.85%[2]	3-month LIBOR	Bank of America Corp.	2/09/42	$100	(7,233)
Total					$(972,412)

[1]	Portfolio pays a floating rate and receives fixed rate.
[2]	Portfolio pays a fixed rate and receives floating rate.
•	Total return swaps outstanding as of June 30, 2012 were as follows:

Reference Entity	Portfolio Pays/ Receives the Total Return of the Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Change in Return of the Consumer
Price Index for All Urban
Consumers	Pays	2.18%[3]	Bank of America Corp.	10/06/21	$550	$(11,458)

[3]	Net payment made at termination.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	75

BlackRock U.S. Government Bond Portfolio
Schedule of Investments (concluded)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$149,170,113	—	$149,170,113
Short-Term Securities	$12,611,023	—	—	12,611,023
Liabilities:
Investments:
TBA Sale Commitments	—	(46,360,766)	—	(46,360,766)
Total	$12,611,023	$102,809,347	—	$115,420,370

[1]	See above Schedule of Investments for values in each security type.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$46,948	$ 179,795	—	$ 226,743
Liabilities:
Interest rate contracts	(2,500)	(1,357,272)	—	(1,359,772)
Other contracts	—	(11,458)	—	(11,458)
Total	$44,448	$(1,188,935)	—	$(1,144,487)

[2]	Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instruments and options are shown at value.

Certain of the Portfolio’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$ 791,808	—	—	$ 791,808
Cash pledged as collateral for financial futures contracts	38,000	—	—	38,000
Cash pledged as collateral for swaps	895,000	—	—	895,000
Total	$1,724,808	—	—	$1,724,808

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

76	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Statements of Assets and Liabilities June 30, 2012 (Unaudited)

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio
Assets
Investments at value — unaffiliated[2,3]	$611,506,709	$131,165,494	$267,508,167	$48,546,392
Investments at value — affiliated[4]	—	14,062,919	2,472,949	6,125,159
Cash	—	—	—	5,480
Cash pledged as collateral for financial futures contracts	—	—	715,500	35,000
TBA sale commitments receivable	67,251,723	—	—	—
Investments sold receivable	17,989,275	2,224,633	1,734,385	281,468
Interest receivable	1,544,621	—	925,477	722,568
Dividends receivable	311,970	67,359	182,963	—
Unrealized appreciation on swaps	335,124	—	58,160	—
Variation margin receivable	243,665	—	—	—
Unrealized appreciation on foreign currency exchange contracts	94,049	—	249,065	—
Foreign currency at value[5]	130,058	433	62,675	443
Swap premiums paid	83,636	—	94,952	5,477
Principal paydown receivable	12,664	—	—	10,790
Swaps receivable	13,630	—	—	—
Securities lending income receivable — affiliated	—	6,891	240	—
Prepaid expenses	6,372	1,931	9,693	466
Other assets	66,126	—	—	—
Total assets	699,589,622	147,529,660	274,014,226	55,733,243

Liabilities
Collateral on securities loaned at value	—	11,757,605	80,400	—
Bank overdraft	2,016,517	—	1,356,105	—
Investments purchased payable	98,921,649	2,853,106	1,325,502	5,390,647
TBA sale commitments at value[6]	67,392,595	—	—	—
Reverse repurchase agreements	34,359,823	—	—	—
Unrealized depreciation on swaps	489,601	—	47,514	6,267
Options written at value[7]	148,724	—	1,103,420	—
Swap premiums received	604,532	—	—	—
Capital shares redeemed payable	158,270	28,528	316,026	23,439
Income dividends payable	—	—	—	230,639
Investment advisory fees payable	144,012	38,228	105,371	4,947
Unrealized depreciation on foreign currency exchange contracts	—	—	326,168	—
Swaps payable	133,518	—	1,996	150
Interest expense payable	88,841	—	—	—
Variation margin payable	—	—	115,515	30,600
Structured options at value	—	—	40,180	—
Other affiliates payable	2,949	815	2,679	288
Other liabilities	179,731	—	—	—
Other accrued expenses payable	163,471	37,996	173,056	6,089
Total liabilities	204,804,233	14,716,278	4,993,932	5,693,066
Net Assets	$494,785,389	$132,813,382	$269,020,294	$50,040,177

Net Assets Consist of
Paid-in capital	$498,287,994	$140,870,176	$284,745,884	$57,723,067
Undistributed net investment income	6,598,579	586,354	1,629,985	28,126
Accumulated net realized loss	(35,397,488)	(27,244,805)	(9,443,689)	(8,196,229)
Net unrealized appreciation/depreciation	25,296,304	18,601,657	(7,911,886)	485,213
Net Assets	$494,785,389	$132,813,382	$269,020,294	$50,040,177
Shares outstanding, $0.10 par value[8]	32,879,963	4,923,510	18,794,302	9,522,648
Net asset value, offering and redemption price per share	$15.05	$26.98	$14.31	$5.25
[1]Consolidated Statement of Assets and Liabilities
[2]Investments at cost—unaffiliated	$585,973,574	$112,563,826	$275,417,338	$48,012,995
[3]Securities loaned at value	—	$11,959,375	$74,954	—
[4]Investments at cost—affiliated	—	$14,062,919	$2,371,219	$6,125,159
[5]Foreign currency at cost	$131,366	$444	$62,564	$443
[6]Proceeds from TBA sale commitments	$67,251,723	—	—	—
[7]Premiums received	$238,188	—	$1,191,826	—
[8]Authorized shares	300 Million	100 Million	100 Million	100 Million

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	77

Statements of Assets and Liabilities June 30, 2012 (concluded)

	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Assets
Investments at value — unaffiliated[1,2]	$150,806,866	$176,995,091	$129,120,713	$149,207,294
Investments at value — affiliated[3]	4,849,508	—	—	12,611,023
Cash	—	—	230,006	791,808
Cash pledged as collateral for financial futures contracts	—	—	—	38,000
TBA sale commitments receivable	—	—	27,226,817	46,266,453
Investments sold receivable	2,449,429	—	6,154,472	11,518,215
Interest receivable	—	151,973	640,122	415,190
Cash pledged as collateral for swaps	—	—	—	895,000
Dividends receivable	143,831	—	—	—
Unrealized appreciation on swaps	—	—	152,143	149,702
Capital shares sold receivable	—	128,496	271,507	—
Variation margin receivable	—	—	109,773	42,187
Unrealized appreciation on foreign currency exchange contracts	—	—	31,630	—
Foreign currency at value[4]	—	—	26,318	—
Principal paydown receivable	—	—	19,089	8,701
Swaps receivable	—	—	6,424	18,225
Securities lending income receivable — affiliated	26,404	—	—	—
Prepaid expenses	2,553	2,450	894	1,220
Other assets	—	—	95,154	184,662
Total assets	158,278,591	177,278,010	164,085,062	222,147,680

Liabilities
Collateral on securities loaned at value	4,849,508	—	—	—
Bank overdraft	302,710	1,862	—	—
Investments purchased payable	1,970,451	—	39,223,403	69,570,475
TBA sale commitments at value[5]	—	—	27,284,938	46,360,766
Reverse repurchase agreements	—	—	11,723,424	—
Unrealized depreciation on swaps	—	—	260,039	1,133,572
Options written at value[6]	—	—	59,297	237,521
Swap premiums received	—	—	229,098	—
Capital shares redeemed payable	1,413	114,804	20,739	51,353
Income dividends payable	—	—	241,500	172,754
Investment advisory fees payable	44,653	47,681	12,540	20,748
Swaps payable	—	—	62,156	46,634
Interest expense payable	—	—	36,117	—
Other affiliates payable	831	1,007	511	548
Other liabilities	—	—	112,028	176,163
Other accrued expenses payable	36,187	21,214	80,359	24,182
Total liabilities	7,205,753	186,568	79,346,149	117,794,716
Net Assets	$151,072,838	$177,091,442	$84,738,913	$104,352,964

Net Assets Consist of
Paid-in capital	$165,029,677	$177,088,257	$88,682,630	$100,448,719
Undistributed net investment income	1,488,026	—	209,634	719,709
Undistributed (accumulated) net realized gain (loss)	(26,575,280)	3,185	(5,824,499)	2,512,713
Net unrealized appreciation/depreciation	11,130,415	—	1,671,148	671,823
Net Assets	$151,072,838	$177,091,442	$84,738,913	$104,352,964
Shares outstanding, $0.10 par value[7]	7,621,091	177,088,257	7,319,287	8,971,387
Net asset value, offering and redemption price per share	$19.82	$1.00	$11.58	$11.63
[1]Investments at cost—unaffiliated	$139,676,451	$176,995,091	$127,253,890	$147,668,331
[2]Securities loaned at value	$4,804,986	—	—	—
[3]Investments at cost—affiliated	$4,849,508	—	—	$12,611,023
[4]Foreign currency at cost	—	—	$27,122	—
[5]Proceeds from TBA sale commitments	—	—	$27,226,817	$46,266,453
[6]Premiums received	—	—	$95,526	$224,178
[7]Authorized shares	100 Million	2 Billion	100 Million	100 Million

See Notes to Financial Statements.

78	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Statements of Operations Six Months Ended June 30, 2012 (Unaudited)

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio
Investment Income
Dividends—unaffiliated	$3,247,190	$825,961	$2,551,804	$26,545
Foreign taxes withheld	(3,563)	(68)	(132,317)	—
Dividends—affiliated	1,117	482	138	1,265
Interest	4,245,424	—	1,022,485	1,759,054
Securities lending—affiliated	—	50,221	711	—
Total income	7,490,168	876,596	3,442,821	1,786,864

Expenses
Investment advisory	915,367	247,598	500,425	86,054
Transfer agent	122,732	38,762	74,833	13,184
Accounting services	81,668	17,788	73,585	23,036
Custodian	37,365	12,334	131,781	9,497
Professional	29,168	17,635	25,799	18,258
Printing	21,111	7,006	19,048	4,207
Officer and Directors	12,302	8,877	11,168	8,066
Miscellaneous	19,601	9,569	17,331	8,798
Total expenses excluding interest expense	1,239,314	359,569	853,970	171,100
Interest expense	15,304	—	—	—
Total expenses	1,254,618	359,569	853,970	171,100
Less fees waived by advisor	(632)	(265)	(31,757)	(44,093)
Less transfer agent fees reimbursed	(87,423)	(27,508)	(56,317)	(6,828)
Total expenses after fees waived and reimbursed	1,166,563	331,796	765,896	120,179
Net investment income	6,323,605	544,800	2,676,925	1,666,685

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments—unaffiliated	12,882,505	5,271,546	(6,045,862)	524,078
Investments—affiliated	—	—	11,639	—
Financial futures contracts	(606,174)	—	(438,436)	16,049
Foreign currency transactions	124,619	—	349,304	—
Option written	192,010	—	618,549	—
Borrowed bonds	1,008	—	—	—
Swaps	(186,075)	—	101,386	270,085
	12,407,893	5,271,546	(5,403,420)	810,212
Net change in unrealized appreciation/depreciation on:
Investments	6,929,509	4,030,090	13,137,362	1,028,019
Financial futures contracts	(108,211)	—	(28,243)	(41,917)
Foreign currency transactions	(107,830)	(6)	(179,311)	—
Option written	100,602	—	109,848	—
Swaps	(379,479)	—	(9,913)	(52,593)
	6,434,591	4,030,084	13,029,743	933,509
Total realized and unrealized gain	18,842,484	9,301,630	7,626,323	1,743,721
Net Increase in Net Assets Resulting from Operations	$25,166,089	$9,846,430	$10,303,248	$3,410,406

1Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	79

Statements of Operations Six Months Ended June 30, 2012 (concluded)

	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Investment Income
Dividends—unaffiliated	$1,616,444	—	—	—
Foreign taxes withheld	(1,853)	—	—	—
Dividends—affiliated	21	—	—	$14,320
Interest	—	$260,508	$1,722,323	1,327,968
Securities lending—affiliated	115,818	—	—	—
Total income	1,730,430	260,508	1,722,323	1,342,288

Expenses
Investment advisory	278,389	325,081	150,110	188,777
Transfer agent	36,957	28,267	22,661	29,049
Accounting services	19,554	31,717	33,986	19,054
Custodian	6,732	6,560	25,698	21,879
Professional	20,388	10,440	20,902	24,879
Printing	7,632	7,772	5,111	5,350
Officer and Directors	9,185	8,896	8,408	8,491
Miscellaneous	10,761	11,809	15,335	9,589
Total expenses excluding interest expense	389,598	430,542	282,211	307,068
Interest expense	—	—	6,437	14
Total expenses	389,598	430,542	288,648	307,082
Less fees waived by advisor	(118)	(144,141)	(58,998)	(25,560)
Less fees paid indirectly	—	—	(359)	—
Less transfer agent fees reimbursed	(24,634)	(25,926)	(13,242)	(17,891)
Total expenses after fees waived and reimbursed	364,846	260,475	216,049	263,631
Net investment income	1,365,584	33	1,506,274	1,078,657

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments—unaffiliated	8,035,882	2,576	1,606,698	2,425,050
Financial futures contracts	—	—	(129,974)	(121,579)
Foreign currency transactions	—	—	44,116	—
Option written	—	—	40,540	138,221
Borrowed bonds	—	—	647	—
Swaps	—	—	(88,151)	(187,236)
	8,035,882	2,576	1,473,876	2,254,456
Net change in unrealized appreciation/depreciation on:
Investments	154,443	—	394,896	(1,196,736)
Financial futures contracts	—	—	(103,229)	(193,568)
Foreign currency transactions	—	—	(39,075)	—
Option written	—	—	71,948	20,093
Swaps	—	—	(202,632)	(191,768)
	154,443	—	121,908	(1,561,979)
Total realized and unrealized gain	8,190,325	2,576	1,595,784	692,477
Net Increase in Net Assets Resulting from Operations	$9,555,909	$2,609	$3,102,058	$1,771,134

See Notes to Financial Statements.

80	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income	$6,323,605	$13,277,691	$544,800	$1,035,303
Net realized gain	12,407,893	36,409,214	5,271,546	16,159,867
Net change in unrealized appreciation/depreciation	6,434,591	(25,571,460)	4,030,084	(31,657,558)
Net increase in net assets resulting from operations	25,166,089	24,115,445	9,846,430	(14,462,388)

Dividends to Shareholders From
Net investment income	—	(13,880,759)	—	(1,000,004)

Capital Share Transactions
Net decrease in net assets derived from capital share
transactions	(30,232,127)	(41,862,935)	(9,343,342)	(28,677,851)

Net Assets
Total increase (decrease) in net assets	(5,066,038)	(31,628,249)	503,088	(44,140,243)
Beginning of period	499,851,427	531,479,676	132,310,294	176,450,537
End of period	$494,785,389	$499,851,427	$132,813,382	$132,310,294
Undistributed net investment income	$6,598,579	$274,974	$586,354	$41,554

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	81

Statements of Changes in Net Assets (continued)

	BlackRock Global Allocation Portfolio[1]		BlackRock High Yield Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income	$2,676,925	$9,955,646	$1,666,685	$3,566,414
Net realized gain (loss)	(5,403,420)	39,063,850	810,212	165,358
Net change in unrealized appreciation/depreciation	13,029,743	(64,520,723)	933,509	(2,404,826)
Net increase (decrease) in net assets resulting from operations	10,303,248	(15,501,227)	3,410,406	1,326,946

Dividends and Distributions to Shareholders From
Net investment income	—	(19,100,018)	(1,673,808)	(3,564,140)
Net realized gain	—	(3,808,851)	—	—
Decrease in net assets resulting from dividends and distributions
to shareholders	—	(22,908,869)	(1,673,808)	(3,564,140)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital
share transactions	(13,835,597)	(185,764,913)	1,499,641	(4,180,402)

Net Assets
Total increase (decrease) in net assets	3,532,349	(224,175,009)	3,236,239	(6,417,596)
Beginning of period	272,552,643	496,727,652	46,803,938	53,221,534
End of period	$269,020,294	$272,552,643	$50,040,177	$46,803,938
Undistributed (distributions in excess of) net investment income	$1,629,985	$(1,046,940)	$28,126	$35,249

1 Consolidated Statements of Changes in Net Assets.

See Notes to Financial Statements.

82	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Statements of Changes in Net Assets (continued)

	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income	$1,365,584	$2,122,452	$33	$74
Net realized gain	8,035,882	13,826,746	2,576	1,560
Net change in unrealized appreciation/depreciation	154,443	(11,431,767)	—	—
Net increase in net assets resulting from operations	9,555,909	4,517,431	2,609	1,634

Dividends and Distributions to Shareholders From
Net investment income	—	(2,012,381)	(33)	(74)
Net realized gain	—	—	—	(1,316)
Decrease in net assets resulting from dividends and distributions
to shareholders	—	(2,012,381)	(33)	(1,390)

Capital Share Transactions
Net decrease in net assets derived from capital share
transactions	(8,433,200)	(14,752,973)	(17,972,197)	(20,849,288)

Net Assets
Total increase (decrease) in net assets	1,122,709	(12,247,923)	(17,969,621)	(20,849,044)
Beginning of period	149,950,129	162,198,052	195,061,063	215,910,107
End of period	$151,072,838	$149,950,129	$177,091,442	$195,061,063
Undistributed net investment income	$1,488,026	$122,442	—	—

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	83

Statements of Changes in Net Assets (concluded)

	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Operations
Net investment income	$1,506,274	$3,628,854	$1,078,657	$2,863,631
Net realized gain (loss)	1,473,876	(1,265,991)	2,254,456	3,279,703
Net change in unrealized appreciation/depreciation	121,908	2,818,973	(1,561,979)	868,088
Net increase in net assets resulting from operations	3,102,058	5,181,836	1,771,134	7,011,422

Dividends to Shareholders From
Net investment income	(1,553,327)	(3,746,655)	(1,116,969)	(3,029,477)
Net realized gain	—	—	—	(1,051,689)
Decrease in net assets resulting from dividends and
distributions to shareholders	(1,553,327)	(3,746,655)	(1,116,969)	(4,081,166)

Capital Share Transactions
Net decrease in net assets derived from capital share
transactions	(1,141,523)	(5,988,033)	(4,191,468)	(10,459,217)

Net Assets
Total increase (decrease) in net assets	407,208	(4,552,852)	(3,537,303)	(7,528,961)
Beginning of period	84,331,705	88,884,557	107,890,267	115,419,228
End of period	$84,738,913	$84,331,705	$104,352,964	$107,890,267
Undistributed net investment income	$209,634	$256,687	$719,709	$758,021

See Notes to Financial Statements.

84	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Financial Highlights

	BlackRock Balanced Capital Portfolio
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$14.33	$14.09	$13.20	$11.43	$16.25	$15.83
Net investment income[1]	0.19	0.37	0.33	0.34	0.43	0.44
Net realized and unrealized gain (loss)	0.53	0.28	0.90	1.79	(4.80)	0.45
Net increase (decrease) from investment operations	0.72	0.65	1.23	2.13	(4.37)	0.89
Dividends from net investment income	—	(0.41)	(0.34)	(0.36)	(0.45)	(0.47)
Net asset value, end of period	$15.05	$14.33	$14.09	$13.20	$11.43	$16.25

Total Investment Return[2]
Based on net asset value	5.02%[3]	4.58%	9.37%	18.64%	(26.84)%	5.64%

Ratios to Average Net Assets
Total expenses	0.49%[4]	0.45%	0.51%	0.46%	0.50%	0.41%
Total expenses after fees waived	0.46%[4]	0.44%	0.51%	0.46%	0.50%	0.41%
Total expenses after fees waived and excluding interest expense	0.45%[4]	0.44%	0.44%	0.45%	0.42%	0.41%
Net investment income	2.49%[4]	2.55%	2.42%	2.84%	2.99%	2.63%

Supplemental Data
Net assets, end of period (000)	$494,785	$499,851	$531,480	$549,968	$524,698	$809,360
Portfolio turnover	263%[5]	612%[6]	705%[7]	461%[8]	383%[9]	451%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 215%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 415%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 548%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 335%.
[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 283%.

	BlackRock Capital Appreciation Portfolio
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$25.13	$27.72	$23.20	$16.99	$28.05	$23.55
Net investment income[1]	0.11	0.17	0.12	0.14	0.17	0.17
Net realized and unrealized gain (loss)	1.74	(2.57)	4.53	6.22	(11.06)	4.50
Net increase (decrease) from investment operations	1.85	(2.40)	4.65	6.36	(10.89)	4.67
Dividends from net investment income	—	(0.19)	(0.13)	(0.15)	(0.17)	(0.17)
Net asset value, end of period	$26.98	$25.13	$27.72	$23.20	$16.99	$28.05

Total Investment Return[2]
Based on net asset value	7.36%[3]	(8.66)%	20.04%	37.40%	(38.81)%	19.83%

Ratios to Average Net Assets
Total expenses	0.52%[4]	0.45%	0.46%	0.49%	0.44%	0.43%
Total expenses after fees waived	0.48%[4]	0.44%	0.46%	0.49%	0.44%	0.43%
Net investment income	0.79%[4]	0.62%	0.50%	0.72%	0.71%	0.66%

Supplemental Data
Net assets, end of period (000)	$132,813	$132,310	$176,451	$158,633	$127,953	$233,779
Portfolio turnover	39%	79%	74%	81%	116%	81%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	85

Financial Highlights (continued)

	BlackRock Global Allocation Portfolio
	Six Months Ended June 30, 2012[1] (Unaudited)	Year Ended December 31,
		2011[1]	2010[1]	2009[1]	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.80	$15.59	$14.32	$11.97	$17.95	$17.03
Net investment income[2]	0.14	0.33	0.31	0.34	0.38	0.40
Net realized and unrealized gain (loss)	0.37	(0.86)	1.17	2.35	(4.14)	2.65
Net increase (decrease) from investment operations	0.51	(0.53)	1.48	2.69	(3.76)	3.05
Dividends and distributions from:
Net investment income	—	(1.05)	(0.21)	(0.28)	(1.00)	(0.65)
Net realized gain	—	(0.21)	—	—	(1.22)	(1.48)
Tax return of capital	—	—	—	(0.06)	—	—
Total dividends and distributions	—	(1.26)	(0.21)	(0.34)	(2.22)	(2.13)
Net asset value, end of period	$14.31	$13.80	$15.59	$14.32	$11.97	$17.95

Total Investment Return[3]
Based on net asset value	3.70%[4]	(3.39)%	10.31%	22.59%	(20.75)%	17.96%

Ratios to Average Net Assets
Total expenses	0.61%[5]	0.47%	0.48%	0.53%	0.60%	0.51%
Total expenses after fees waived and paid indirectly	0.55%[5]	0.44%	0.48%	0.51%	0.55%	0.51%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees	0.55%[5]	0.44%	0.48%	0.50%	0.50%	0.51%
Net investment income	1.93%[5]	2.04%	2.16%	2.63%	2.31%	2.21%

Supplemental Data
Net assets, end of period (000)	$269,020	$272,553	$496,728	$298,192	$256,591	$338,642
Portfolio turnover	18%	65%	40%	39%	53%	40%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.

	BlackRock High Yield Portfolio
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$5.06	$5.33	$4.96	$3.56	$5.47	$5.76
Net investment income[1]	0.18	0.38	0.40	0.43	0.43	0.45
Net realized and unrealized gain (loss)	0.19	(0.27)	0.37	1.39	(1.91)	(0.29)
Net increase (decrease) from investment operations	0.37	0.11	0.77	1.82	(1.48)	0.16
Dividends from net investment income	(0.18)	(0.38)	(0.40)	(0.42)	(0.43)	(0.45)
Net asset value, end of period	$5.25	$5.06	$5.33	$4.96	$3.56	$5.47

Total Investment Return[2]
Based on net asset value	7.39%[3]	2.04%	16.20%	53.68%	(28.61)%	2.75%

Ratios to Average Net Assets
Total expenses	0.71%[4]	0.66%	0.67%	0.73%	0.66%	0.56%
Total expenses after fees waived	0.50%[4]	0.50%	0.50%	0.49%	0.50%	0.50%
Total expenses after fees waived and excluding interest expense	0.50%[4]	0.50%	0.50%	0.49%	0.50%	0.50%
Net investment income	6.93%[4]	7.18%	7.84%	9.91%	8.83%	7.84%

Supplemental Data
Net assets, end of period (000)	$50,040	$46,804	$53,222	$50,103	$31,058	$50,823
Portfolio turnover	57%	96%	121%	107%	53%	55%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

86	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Financial Highlights (continued)

	BlackRock Large Cap Core Portfolio
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$18.65	$18.42	$16.98	$14.02	$23.58	$25.18
Net investment income[1]	0.17	0.25	0.22	0.23	0.24	0.28
Net realized and unrealized gain (loss)	1.00	0.23	1.49	2.98	(9.21)	1.83
Net increase (decrease) from investment operations	1.17	0.48	1.71	3.21	(8.97)	2.11
Dividends and distributions from:
Net investment income	—	(0.25)	(0.27)	(0.25)	(0.23)	(0.29)
Net realized gain	—	—	—	—	(0.36)	(3.42)
Total dividends and distributions	—	(0.25)	(0.27)	(0.25)	(0.59)	(3.71)
Net asset value, end of period	$19.82	$18.65	$18.42	$16.98	$14.02	$23.58

Total Investment Return[2]
Based on net asset value	6.27%[3]	2.61%	10.09%	22.90%	(37.95)%	8.29%

Ratios to Average Net Assets
Total expenses	0.50%[4]	0.44%	0.45%	0.47%	0.45%	0.43%
Total expenses after fees waived	0.47%[4]	0.44%	0.45%	0.47%	0.44%	0.43%
Net investment income	1.76%[4]	1.32%	1.27%	1.54%	1.22%	1.05%

Supplemental Data
Net assets, end of period (000)	$151,073	$149,950	$162,198	$167,566	$159,086	$311,244
Portfolio turnover	64%	104%	143%	150%	104%	74%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

	BlackRock Money Market Portfolio
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0000	0.0030	0.0278	0.0492
Net realized gain	—	—	—	0.0000	0.0000	0.0002
Net increase from investment operations	0.0000	0.0000	0.0000	0.0030	0.0278	0.0494
Dividends and distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0031)	(0.0278)	(0.0492)
Net realized gain	—	(0.0000)	(0.0001)	(0.0000)	—	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0031)	(0.0278)	(0.0492)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.00%[2]	0.00%	0.01%	0.32%	2.83%	5.03%

Ratios to Average Net Assets
Total expenses	0.47%[3]	0.43%	0.43%	0.48%	0.43%	0.41%
Total expenses after fees waived	0.29%[3]	0.29%	0.35%	0.45%	0.43%	0.41%
Net investment income	0.00%[3]	0.00%	0.00%	0.32%	2.77%	4.92%

Supplemental Data
Net assets, end of period (000)	$177,091	$195,061	$215,910	$263,584	$312,788	$301,754

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	87

Financial Highlights (continued)

	BlackRock Total Return Portfolio
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.37	$11.17	$10.79	$9.94	$11.37	$11.41
Net investment income[1]	0.21	0.47	0.49	0.55	0.54	0.55
Net realized and unrealized gain (loss)	0.20	0.22	0.41	0.88	(1.42)	(0.05)
Net increase (decrease) from investment operations	0.41	0.69	0.90	1.43	(0.88)	0.50
Dividends from net investment income	(0.20)	(0.49)	(0.52)	(0.58)	(0.55)	(0.54)
Net asset value, end of period	$11.58	$11.37	$11.17	$10.79	$9.94	$11.37

Total Investment Return[2]
Based on net asset value	3.71%[3]	6.34%	8.51%	14.81%	(7.77)%	4.47%

Ratios to Average Net Assets
Total expenses	0.69%[4]	0.60%	0.72%	0.62%	0.57%	0.49%
Total expenses after fees waived	0.52%[4]	0.53%	0.63%	0.52%	0.54%	0.49%
Total expenses after fees waived and excluding interest expense	0.50%[4]	0.50%	0.50%	0.50%	0.50%	0.49%
Net investment income	3.59%[4]	4.28%	4.42%	5.35%	5.03%	4.88%

Supplemental Data
Net assets, end of period (000)	$84,739	$84,332	$88,885	$91,555	$106,108	$112,058
Portfolio turnover	511%[5]	1,237%[6]	1,353%[7]	847%[8]	871%[9]	281%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 405%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 793%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,009%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 568%.
[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 607%.

See Notes to Financial Statements.

88	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Financial Highlights (concluded)

	BlackRock U.S. Government Bond Portfolio
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.56	$11.26	$11.02	$11.75	$11.15	$11.20
Net investment income[1]	0.12	0.29	0.42	0.43	0.39	0.54
Net realized and unrealized gain (loss)	0.07	0.43	0.52	(0.62)	0.49	(0.04)
Net increase (decrease) from investment operations	0.19	0.72	0.94	(0.19)	0.88	0.50
Dividends and distributions from:
Net investment income	(0.12)	(0.31)	(0.44)	(0.51)	(0.28)	(0.55)
Net realized gain	—	(0.11)	(0.26)	(0.03)	—	—
Total dividends and distributions	(0.12)	(0.42)	(0.70)	(0.54)	(0.28)	(0.55)
Net asset value, end of period	$11.63	$11.56	$11.26	$11.02	$11.75	$11.15

Total Investment Return[2]
Based on net asset value	1.67%[3]	6.54%	8.67%	(1.61)%	8.01%	4.66%

Ratios to Average Net Assets
Total expenses	0.58%[4]	0.53%	0.62%	0.53%	0.67%	0.51%
Total expenses after fees waived	0.50%[4]	0.50%	0.58%	0.51%	0.67%	0.50%
Total expenses after fees waived and excluding interest expense	0.50%[4]	0.50%	0.50%	0.49%	0.48%	0.48%
Net investment income	2.05%[4]	2.62%	3.72%	3.76%	3.47%	4.93%

Supplemental Data
Net assets, end of period (000)	$104,353	$107,890	$115,419	$124,496	$147,878	$154,590
Portfolio turnover	791%[5]	2,756%[6]	3,218%[7]	2,598%[8]	6,059%[9]	2,313%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 626%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 1,937%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 2,373%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 1,947%.
[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 5,555%.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	89

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the “Portfolios” or individually as a “Portfolio”). The Fund is organized as a Maryland corporation. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolios offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The following is a summary of significant accounting policies followed by the Portfolios:

Basis of Consolidation: The accompanying consolidated financial statements for BlackRock Global Allocation Portfolio include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Portfolio, which primarily invests in commodity-related instruments. The Subsidiary enables the Portfolio to hold these commodity-related instruments and still satisfy Regulated Investment Company tax requirements. The Portfolio may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Portfolio.

Valuation: US GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolios for all financial instruments.

BlackRock Money Market Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. BlackRock Money Market Portfolio seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio:

The Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Portfolios’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Certain Portfolios value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

90	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Portfolios’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolios’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	91

Notes to Financial Statements (continued)

against a foreign currency, the Portfolios’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolios do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolios report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae,

92	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Certain Portfolios may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Portfolios may invest in floating rate loan interests. The floating rate loan interests the Portfolios hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolios may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be

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denominated in foreign currencies. The Portfolios consider these investments to be investments in debt securities for purposes of their investment policies.

When a Portfolio purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Portfolios upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Portfolios may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Portfolios may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Portfolios having a contractual relationship only with the lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolios’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolios may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Portfolios having a direct contractual relationship with the borrower, and the Portfolios may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Certain Portfolios may enter into borrowed bond agreements. In a borrowed bond agreement, a Portfolio borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Portfolio, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Portfolios and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by a Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. A Portfolio may also experience delays in gaining access to the collateral.

Short Sales: Certain Portfolios may enter into short sale transactions in which a Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When a Portfolio makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Portfolio is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statements of Operations. A Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. A Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Portfolios may receive interest on its cash collateral deposited with the broker-dealer. The Portfolios are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Portfolios sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally

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received. There is no assurance the Portfolios will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Portfolios’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Portfolios may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Portfolios generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. A Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase a Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. A Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between a Portfolio and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by a Portfolio on an accrual basis. A Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by a Portfolio. If the interest expense exceeds the income earned, a Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that a Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Certain Portfolios may invest in repurchase agreements. In a repurchase agreement, a Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by a Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, a Portfolio could experience losses, delays and costs in liquidating the collateral.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value

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as a liability in the Statement of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, a Portfolio continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce a Portfolio’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales, options, structured options and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable) a Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at NAV. Dividends are declared from the total of net investment income. For BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends from net investment income are declared and paid at least annually. For BlackRock High Yield Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio, dividends from net investment income are declared daily and paid monthly. For each Portfolio, distributions of capital gains, if any, on investments are paid at least annually and recorded on ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Certain Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of a Portfolio and any additional required collateral is delivered to a Portfolio on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, a Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the

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event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, a Portfolio could experience delays and costs in gaining access to the collateral. A Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolios’ US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

Certain Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. A Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, a Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by a Portfolio do not give rise to counterparty credit risk, as options written obligate a Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts, options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

A Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Portfolio and each of its respective counterparties. An ISDA Master Agreement allows a Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a

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stated percentage or the Portfolios fail to meet the terms of its ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Portfolios purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Portfolio as unrealized appreciation or depreciation. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the currencies, in which some of the investments held by a Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Portfolios purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Portfolios purchase (write) an option, an amount equal to the premium paid (received) by the Portfolios is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that a Portfolio holds the underlying instrument subject to being called by the option counterparty. When a Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Portfolios also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges

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on non-US dollar denominated instruments owned by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio.

In purchasing and writing options, a Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Portfolio purchasing or selling a security at a price different from the current market value.

Certain Portfolios invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, a Portfolio will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: Certain Portfolios enter into swap agreements, in which a Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, a Portfolio typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating a Portfolio’s exposure to the credit risk of the counterparty. These payments received or made by a Portfolio are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — Certain Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). A Portfolio enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). A Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Portfolio will either pay the buyer an amount equal to the
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notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Certain Portfolios enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — Certain Portfolios enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
•	Cross-currency swaps — Certain Portfolios enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.
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Derivative Financial Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
	Statements of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/
	Depreciation[1]; Unrealized
	appreciation on swaps;
	Investments at value—
	unaffiliated[2]	$251,772	$58,160	$108,120	$226,743

Foreign currency exchange contracts	Unrealized appreciation
	on foreign currency
	exchange contracts	94,049	249,065	31,630	—

Credit contracts	Unrealized appreciation
	on swaps;
	Investments at value—
	unaffiliated[2]	288,212	—	132,607	—

Equity contracts	Net unrealized appreciation/
	Depreciation[1]; Unrealized
	appreciation on swaps;
	Investments at value—
	unaffiliated[2];
	Structured options at value	—	1,066,416	—	—

Other contracts	Unrealized appreciation
	on swaps	—	—	—	—

Total		$634,033	$1,373,641	$272,357	$226,743

	Liability Derivatives
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
	Statements of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/
	Depreciation[1]; Unrealized
	depreciation on swaps;
	Options written at value	$(895,147)	$(993)	—	$(447,052)	$(1,359,772)

Foreign currency	Unrealized depreciation
exchange contracts	on foreign currency
	exchange contracts; Unrealized
	depreciation on swaps;
	Options written at value	—	(326,168)	—	—	—

Credit contracts	Unrealized depreciation on
	swaps; Options written at value	(49,344)	(47,514)	$(6,267)	(21,402)	—

Equity contracts	Net unrealized appreciation/
	Depreciation[1]; Unrealized
	depreciation on swaps;
	Options written at value;
	Structured options at value	—	(1,180,625)	(41,917)	—	—

Other contracts	Unrealized depreciation
	on swaps	(22,812)	—	—	(8,854)	(11,458)

Total		$(967,303)	$(1,555,300)	$(48,184)	$(477,308)	$(1,371,230)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.
BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	101

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations
Six Months Ended June 30, 2012

	Net Realized Gain (Loss) From
	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Interest rate contracts:
Financial futures contracts	$(605,369)	—	—	$(129,974)	$(121,579)
Swaps	(208,959)	$72,260	—	(90,519)	(187,236)
Options[1]	(250,797)	—	—	(152,231)	5,491
Foreign currency exchange contracts:
Financial futures contracts	(805)	—	—	—	—
Foreign currency transactions	63,314	350,370	—	22,215	—
Swaps	—	(78)	—	—	—
Options[1]	(38,718)	(67,054)	—	(350)	—
Credit contracts:
Swaps	22,884	1,405	$270,085	2,367	—
Equity contracts:
Financial futures contracts	—	(438,436)	16,049	—	—
Swaps	—	27,799	—	—	—
Options[1]	—	(104,319)	—	—	—
Total	$(1,018,450)	$(158,053)	$286,134	$(348,492)	$(303,324)

	Net Change in Unrealized Appreciation/Depreciation on
	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Interest rate contracts:
Financial futures contracts	$(108,211)	—	—	$(103,229)	$(193,568)
Swaps	(102,466)	$(8,397)	—	(66,322)	(185,642)
Options[1]	152,883	2,998	—	88,791	(20,090)
Foreign currency exchange contracts:
Foreign currency transactions	(113,588)	(187,873)	—	(41,698)	—
Swaps	—	(561)	—	—	—
Options[1]	37,599	37,012	—	—	—
Credit contracts:
Swaps	(264,817)	(47,514)	$(52,593)	(131,576)	—
Options[1]	(38,494)	—	—	—	—
Equity contracts:
Financial futures contracts	—	(28,243)	(41,917)	—	—
Swaps	—	46,559	—	—	—
Options[1]	—	(153,233)	—	—	—
Other contracts:
Swaps	(12,196)	—	—	(4,734)	(6,126)
Total	$(449,290)	$(339,252)	$(94,510)	$(258,768)	$(405,426)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
102	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Financial futures contracts:
Average number of contracts purchased	244	—	—	37	106
Average number of contracts sold	400	46	13	158	140
Average notional value of contracts purchased	$46,124,859	—	—	$7,518,737	$25,230,239
Average notional value of contracts sold	$88,551,298	$3,195,918	$855,940	$34,275,577	$18,000,465
Foreign currency exchange contracts:
Average number of contracts—US dollars purchased	3	64	—	54	—
Average number of contracts—US dollars sold	1	20	—	1	—
Average US dollars amounts purchased	$3,655,862	$20,921,156	—	$11,529,678	—
Average US dollars amounts sold	$694,655	$9,957,557	—	$277,055	—
Options:
Average number of option contracts purchased	169	1,788,429	—	69	32
Average number of option contracts written	109	4,393,608	—	45	37
Average notional value of option contracts purchased	$349,250	$250,704,917	—	$143,250	$78,750
Average notional value of option contracts written	$200,500	$32,054,102	—	$83,250	$84,250
Average number of swaption contracts purchased	6	1	—	6	5
Average number of swaption contracts written	10	1	—	10	12
Average notional value of swaption contracts purchased	$12,000,000	$1,528,607	—	$4,850,000	$10,300,000
Average notional value of swaption contracts written	$22,950,000	$1,528,607	—	$9,200,000	$18,000,000
Structured options:
Average number of units	—	1,077	2,153	—	—
Average notional value	—	$316,355	$628,787	—	—
Credit default swaps:
Average number of contracts—buy protection	8	—	1	8	—
Average number of contracts—sell protection	15	—	—	15	—
Average notional value—buy protection	$5,795,184	—	$673,906	$2,479,706	—
Average notional value—sell protection	$5,010,825	—	—	$2,065,600	—
Interest rate swaps:
Average number of contracts—pays fixed rate	15	—	—	16	8
Average number of contracts—receives fixed rate	5	2	3	4	7
Average notional value—pays fixed rate	$39,440,242	—	—	$16,082,088	$16,810,000
Average notional value—receives fixed rate	$5,550,000	$5,776,500	$9,531,933	$2,200,000	$5,400,000
Total return swaps:
Average number of contracts	3	2	3	3	1
Average notional value	$2,218,618	$211,856	$375,011	$855,472	$550,000

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	103

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio. For such services, the Fund pays the Manager a monthly fee based on a percentage of each Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.50%
$250 million–$300 million	0.45%
$300 million–$400 million	0.40%
$400 million–$800 million	0.35%
Greater than $800 million	0.30%

The portion of the assets of a Portfolio to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager entered into a sub-advisory agreement on behalf of the Fund with BlackRock Financial Management, Inc. (“BFM”), BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), as applicable, each affiliates of the Manager, as follows:

Sub-Advisor
BlackRock Balanced Capital Portfolio	BIM and BFM
BlackRock Capital Appreciation Portfolio	BIM
BlackRock Global Allocation Portfolio	BIM and BIL
BlackRock High Yield Portfolio	BFM
BlackRock Large Cap Core Portfolio	BIM
BlackRock Total Return Portfolio	BFM
BlackRock U.S. Government Bond Portfolio	BFM

Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor, for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee paid by each Portfolio to the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of Independent Directors.

The current expense limitations as a percentage of net assets are as follows:

BlackRock Balanced Capital Portfolio	0.50%
BlackRock Capital Appreciation Portfolio	0.57%
BlackRock Global Allocation Portfolio	0.57%
BlackRock High Yield Portfolio	0.50%
BlackRock Large Cap Core Portfolio	0.50%
BlackRock Money Market Portfolio	0.50%
BlackRock Total Return Portfolio	0.50%
BlackRock U.S. Government Bond Portfolio	0.50%

The following Portfolios had waivers that are included in fees waived by advisor in the Statements of Operations. For the six months ended June 30, 2012, the amounts were as follows:

Fees Waived by Manager
BlackRock Global Allocation Portfolio	$31,727
BlackRock High Yield Portfolio	$43,307
BlackRock Large Cap Core Portfolio	$93
BlackRock Total Return Portfolio	$58,998
BlackRock U.S. Government Bond Portfolio	$18,441

The Manager voluntarily agreed to waive management fees and reimburse operating expenses to enable the BlackRock Money Market Portfolio to maintain a minimum daily net investment income dividend. These amounts of $144,141 and $6,616, are shown in the Statements of Operations as fees waived by advisor and transfer agent fees reimbursed, respectively.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Portfolios pay to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with certain Portfolios’ investment in other affiliated investment companies, if any. These amounts are shown as fees

104	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

waived by advisor in the Statements of Operations. For the six months ended June 30, 2012, the amounts waived were as follows:

Fees Waived by Manager
BlackRock Balanced Capital Portfolio	$632
BlackRock Capital Appreciation Portfolio	$265
BlackRock Global Allocation Portfolio	$30
BlackRock High Yield Portfolio	$786
BlackRock Large Cap Core Portfolio	$25
BlackRock U.S. Government Bond Portfolio	$7,119

For the six months ended June 30, 2012, each Portfolio reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock Balanced Capital Portfolio	$2,946
BlackRock Capital Appreciation Portfolio	$811
BlackRock Global Allocation Portfolio	$2,459
BlackRock High Yield Portfolio	$298
BlackRock Large Cap Core Portfolio	$855
BlackRock Money Market Portfolio	$1,028
BlackRock Total Return Portfolio	$469
BlackRock U.S. Government Bond Portfolio	$557

The Fund, on behalf of Portfolios, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Portfolios, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Portfolios with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Portfolio shareholders serviced by the Service Organization. For the six months ended June 30, 2012, the Portfolios did not paid any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

BlackRock Balanced Capital Portfolio	0.04%
BlackRock Capital Appreciation Portfolio	0.04%
BlackRock Global Allocation Portfolio	0.04%
BlackRock High Yield Portfolio	0.05%
BlackRock Large Cap Core Portfolio	0.04%
BlackRock Money Market Portfolio	0.02%
BlackRock Total Return Portfolio	0.05%
BlackRock U.S. Government Bond Portfolio	0.05%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as or included in transfer agent fees reimbursed in the Statements of Operations. For the six months ended June 30, 2012, the amounts reimbursed were as follows:

BlackRock Balanced Capital Portfolio	$87,423
BlackRock Capital Appreciation Portfolio	$27,508
BlackRock Global Allocation Portfolio	$56,317
BlackRock High Yield Portfolio	$6,828
BlackRock Large Cap Core Portfolio	$24,634
BlackRock Money Market Portfolio	$19,310
BlackRock Total Return Portfolio	$13,242
BlackRock U.S. Government Bond Portfolio	$17,891

The Fund, on behalf of the Portfolios, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending — affiliated in the Statements of Operations. For the six months ended June 30, 2012, BIM received securities lending agent fees related to securities lending activities as follows:

BlackRock Capital Appreciation Portfolio	$27,014
BlackRock Global Allocation Portfolio	$383
BlackRock Large Cap Core Portfolio	$62,366

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	105

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2012 were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$1,082,516,909	$1,102,448,754
BlackRock Capital Appreciation Portfolio	$54,188,247	$63,385,990
BlackRock Globa lAllocation Portfolio	$36,489,860	$56,218,486
BlackRock High Yield Portfolio	$32,229,924	$26,723,514
BlackRock Large Cap Core Portfolio	$99,453,510	$106,901,792
BlackRock Total Return Portfolio	$361,816,589	$365,778,535
BlackRock U.S.Government Bond Portfolio	$601,263,117	$604,755,230

For the six months ended June 30, 2012, purchases and sales of US government securities for the Portfolios, were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$368,289,915	$364,309,080
BlackRock Global Allocation Portfolio	$6,780,496	$10,878,163
BlackRock Total Return Portfolio	$153,492,727	$150,111,424
BlackRock U.S. Government Bond Portfolio	$205,484,938	$199,633,653

For the six months ended June 30, 2012, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$261,724,168	$261,920,395
BlackRock Total Return Portfolio	$107,301,371	$107,373,969
BlackRock U.S. Government Bond Portfolio	$167,323,844	$167,468,725

Transactions in options written for the six months ended June 30, 2012, were as follows:

	Calls			Puts
BlackRock Balanced Capital Portfolio	Option Contracts	Notional (000)	Premium Received	Option Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	—	$7,100	$169,370	—	$8,919	$192,104
Options written	130	9,300	289,537	600	40,200	599,339
Options exercised	(8)	(4,600)	(41,125)	—	—	—
Options expired	—	—	—	(150)	(6,419)	(81,633)
Options closed	—	(9,700)	(361,378)	(354)	(30,400)	(528,026)
Outstanding options, end of period	122	$2,100	$56,404	96	$12,300	$181,784

	Calls			Puts
BlackRock Global Allocation Portfolio	Option Contracts	Notional (000)	Premium Received	Option Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	75,894	—	$646,012	162,725	$124,318	$629,295
Options written	60,772	$3,410	588,415	64,166	3,410	1,144,066
Options exercised	(1,110)	—	(47,163)	(70)	—	(7,295)
Options expired	(56,142)	—	(102,281)	(80,236)	—	(204,599)
Options closed	(64,839)	—	(609,820)	(128,621)	—	(844,804)
Outstanding options, end of period	14,575	$3,410	$475,163	17,964	$127,728	$716,663

106	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

As of June 30, 2012, for BlackRock Global Allocation Portfolio, the value of portfolio holdings subject to covered call options written was $4,516,957.

	Calls			Puts
BlackRock Total Return Portfolio	Option Contracts	Notional (000)	Premium Received	Option Contracts	Notional (000)	Premiums Received
Outstanding options, beginning period	—	$4,100	$106,305	—	$4,809	$115,164
Options written	54	2,700	91,839	243	14,900	214,673
Options exercised	(3)	—	(457)	—	—	—
Options expired	—	—	—	(59)	(2,709)	(33,359)
Options closed	—	(6,000)	(175,393)	(145)	(12,100)	(223,246)
Outstanding options, end of period	51	$800	$22,294	39	$4,900	$73,232

	Calls			Puts
BlackRock U.S. Government Bond Portfolio	Option Contracts	Notional (000)	Premium Received	Option Contacts	Notional (000)	Premiums Received
Outstanding options, beginning of period	—	$2,600	$109,450	—	$2,600	$109,450
Options written	88	3,700	132,218	95	29,400	308,198
Options exercised	(4)	—	(610)	—	—	—
Options expired	—	—	—	(24)	—	(8,541)
Options closed	(21)	(3,800)	(161,865)	(71)	(21,700)	(264,121)
Outstanding options, end of period	63	$2,500	$79,193	—	$10,300	$144,986

5. Income Tax Information:

As of December 31, 2011, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio
2013	—	—	$1,975,092	—	—
2014	—	—	664,870	—	—
2016	—	$117,171	2,675,598	—	—
2017	$46,388,403	29,231,632	3,081,614	$32,230,362	$4,160,952
No expiration date[1]	—	—	—	—	2,324,731
Total	$46,388,403	$29,348,803	$8,397,174	$32,230,362	$6,485,683

1 Must be utilized prior to losses subject to expiration.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	107

Notes to Financial Statements (continued)

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Tax cost	$587,301,848	$127,515,685	$279,096,124	$54,287,779	$146,076,818	$127,267,603	$160,283,401
Gross unrealized
appreciation	$36,124,265	$24,831,005	$16,021,295	$1,975,466	$15,130,972	$2,704,936	$2,591,448
Gross unrealized
depreciation	(11,919,404)	(7,118,277)	(25,136,303)	(1,591,694)	(5,551,416)	(851,826)	(1,056,533)
Net unrealized
appreciation
(depreciation)	$24,204,861	$17,712,728	$(9,115,008)	$383,772	$9,579,556	$1,853,110	$1,534,915

6. Borrowings:

The Fund, on behalf of the Portfolios (except for BlackRock Money Market Portfolio), along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees which were allocated to the Portfolios based on their net assets as of October 31, 2011. The Portfolios did not borrow under the credit agreement during the six months ended June 30, 2012.

For the six months ended June 30, 2012, the average amount of transactions considered as borrowings and the daily weighted average interest rates from reverse repurchase agreements and treasury roll transactions were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
BlackRock Balanced Capital Portfolio	$27,495,070	0.11%
BlackRock Total Return Portfolio	$11,580,204	0.11%
BlackRock U.S. Government Bond Portfolio	$964,214	0.00%

7. Commitments:

Certain Portfolios may invest in floating rate loan interests. In connection with these investments, the Portfolios may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Portfolios to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2012, the BlackRock High Yield Portfolio had outstanding bridge loan commitments of $ 505,000. In connection with either of these commitments, the Portfolios earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. The unrecognized commitment fee income is recorded on the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations. As of June 30, 2012, none of the Portfolios had any unfunded floating rate loans interests.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest

108	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolios.

Certain Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

As of June 30, 2012, BlackRock Capital Appreciation Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Portfolios and could affect the value, income and/or liquidity of positions in such securities.

BlackRock Global Allocation Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries. As of June 30, 2012, the BlackRock Global Allocation Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Foreign Agency Obligations	11%
Oil, Gas & Consumable Fuels	10
US Treasury Obligations	8
Pharmaceuticals	5
Other[1]	66

[1]	All other industries held were each less than 5% of long-term investments.

As of June 30, 2012, BlackRock Large Cap Core Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	109

Notes to Financial Statements (continued)

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio		BlackRock High Yield Portfolio
Six Months Ended June 30, 2012	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	46,662	$713,413	46,084	$1,298,293	236,656	$3,457,120	3,031,132	$15,887,316
Shares issued to
shareholders in
reinvestment of
dividends	—	—	—	—	—	—	321,319	1,683,696
Shares redeemed	(2,051,869)	(30,945,540)	(386,997)	(10,641,635)	(1,198,431)	(17,292,717)	(3,073,176)	(16,071,371)
Net increase (decrease)	(2,005,207)	$(30,232,127)	(340,913)	$(9,343,342)	(961,775)	$(13,835,597)	279,275	$1,499,641

	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio		BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
Six Months Ended June 30, 2012	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	45,543	$929,496	29,819,734	$29,819,734	260,210	$2,992,729	228,922	$2,645,350
Shares issued to
shareholders in
reinvestment of
dividends and
distributions	—	—	33	33	138,400	1,589,162	100,653	1,163,565
Shares redeemed	(465,306)	(9,362,696)	(47,791,964)	(47,791,964)	(498,079)	(5,723,414)	(692,602)	(8,000,383)
Net decrease	(419,763)	$(8,433,200)	(17,972,197)	$(17,972,197)	(99,469)	$(1,141,523)	(363,027)	$(4,191,468)

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio		BlackRock High Yield Portfolio
Year Ended December 31, 2011	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	277,375	$3,971,923	150,435	$4,257,123	8,791,767	$139,036,622	3,824,499	$19,656,920
Shares issued to
shareholders in
reinvestment of
dividends and
distributions	964,706	13,880,759	39,526	1,000,004	1,656,462	22,908,869	695,296	3,685,053
Shares redeemed	(4,085,628)	(59,715,617)	(1,290,706)	(33,934,978)	(22,561,316)	(347,710,404)	(5,269,816)	(27,522,375)
Net decrease	(2,843,547)	$(41,862,935)	(1,100,745)	$(28,677,851)	(12,113,087)	$(185,764,913)	(750,021)	$(4,180,402)

	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio		BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
Year Ended December 31, 2011	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	228,552	$4,449,492	68,861,880	$68,861,880	381,327	$4,301,389	1,044,072	$11,942,912
Shares issued to
shareholders in
reinvestment of
dividends and
distributions	107,039	2,012,381	1,390	1,390	335,966	3,777,194	362,995	4,133,633
Shares redeemed	(1,101,900)	(21,214,846)	(89,712,558)	(89,712,558)	(1,253,064)	(14,066,616)	(2,324,120)	(26,535,762)
Net decrease	(766,309)	$(14,752,973)	(20,849,288)	$(20,849,288)	(535,771)	$(5,988,033)	(917,053)	$(10,459,217)

110	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Portfolios’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The following Portfolios paid a net investment income dividend in the following amounts on July 20, 2012 to shareholders of record on July 18, 2012:

Dividend Per Share
BlackRock Balanced Capital Portfolio	$0.014578
BlackRock Capital Appreciation Portfolio	$0.008471
BlackRock Large Cap Core Portfolio	$0.016142

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	111

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Balanced Capital Portfolio (the “Balanced Capital Portfolio”), BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), BlackRock Global Allocation Portfolio (the “Global Allocation Portfolio”), BlackRock High Yield Portfolio (the “High Yield Portfolio”), BlackRock Large Cap Core Portfolio (the “Large Cap Core Portfolio”), BlackRock Money Market Portfolio (the “Money Market Portfolio”), BlackRock Total Return Portfolio (the “Total Return Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Series Fund, Inc. (the “Corporation”), met on April 10, 2012 and May 8-9, 2012 to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.; and (c) BlackRock International Limited (collectively, the “Sub-Advisors”) with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

112	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create per formance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of Each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s per formance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Balanced Capital Portfolio ranked in the first, fourth and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Capital Appreciation Portfolio ranked in the fourth, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Capital Appreciation Portfolio’s underperformance during the one-year and three-year periods compared with its Peers. The Board was informed that, among other things, the portfolio’s aggressive positioning generated relative underperformance as investors sold more volatile high growth holdings in favor of more defensive dividend yielding companies. The increased importance of macroeconomic developments overshadowed company results during 2011, making it a challenging backdrop for the bottom-up stock pickers.

The Board and BlackRock discussed BlackRock’s strategy for improving the Capital Appreciation Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Capital Appreciation Portfolio’s portfolio managers and to improve the Capital Appreciation Portfolio’s performance.

The Board noted that the Global Allocation Portfolio ranked in the second, fourth and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the High Yield Portfolio ranked in the fourth, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the High Yield Portfolio’s underperformance during the one-year period and will monitor closely the High Yield Portfolio’s performance in the coming year.

The Board noted that the Large Cap Core Portfolio ranked in the first, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Large Cap Core Portfolio’s underperformance during the three- and five-year periods compared with its Peers. BlackRock informed the Board that, among other things, the bulk of the

114	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

underperformance was concentrated over the 18-month period ended August 31, 2010. During this time, higher quality stocks with improving fundamentals noticeably underperformed lower quality stocks with deteriorating fundamentals, especially during the middle two quarters of 2009.

The Board and BlackRock discussed BlackRock’s strategy for improving the Large Cap Core Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Large Cap Core Portfolio’s portfolio managers and to improve the Large Cap Core Portfolio’s performance.

The Board noted that the Money Market Portfolio ranked in the third, second and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Money Market Portfolio’s underperformance during the one-year period and will monitor closely the Money Market Portfolio’s performance in the coming year.

The Board noted that the Total Return Portfolio ranked in the third, second and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Total Return Portfolio’s underperformance during the one- and five-year periods compared with its Peers. The Board was informed that, among other things, the Total Return Portfolio maintained a shorter duration bias and underweight Treasuries relative to its peer universe throughout most of the one-year period. While this duration stance was beneficial in the earlier half of the period, the overall impact on performance for the one-year period was negative as interest rates declined to historically low levels in the latter half due to fears of a global economic slowdown and persistent sovereign debt problems in Europe. For the five-year period the Total Return Portfolio’s underperformance was primarily due to the significant exposure to non-government debt during the financial crisis in 2008. Most notably the Total Return Portfolio’s allocation to non-agency mortgages, commercial mortgage backed securities and asset-backed securities which all dramatically underperformed Treasuries that year.

The Board and BlackRock discussed BlackRock’s strategy for improving the Total Return Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Total Return Portfolio’s portfolio managers and to improve the Total Return Portfolio’s performance.

The Board noted that the U.S. Government Bond Portfolio ranked in the third, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the U.S. Government Bond Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, underperformance during the five-year period was primarily due to the U.S. Government Bond Portfolio’s significant exposure to non-government debt during the financial crisis in 2008. Most notably the underperformance was due to a large allocation to non-agency mortgages and commercial mortgage backed securities which both dramatically underperformed. For the one- and three-year periods the U.S. Government Bond Portfolio’s underperformance compared to the peer group was primarily driven by its shorter duration positioning. The European sovereign debt crisis and growing concerns over slowing global growth drove U.S. Treasury prices higher benefitting those peers who maintained a greater exposure to Treasuries and longer durations.

The Board and BlackRock discussed BlackRock’s strategy for improving the U.S. Government Bond Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the U.S. Government Bond Portfolio’s portfolio managers and to improve the U.S. Government Bond Portfolio’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with Each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31,

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	115

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that each Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the aggregate assets of the Funds increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, each Fund’s total net expenses on a class-by-class basis, as applicable. Additionally, the Board noted that BlackRock has voluntarily agreed to waive a portion of its respective fees and/or reimburse operating expenses to enable the Money Market Portfolio to maintain minimum levels of daily net investment income. This waiver and/or reimbursement may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

116	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2013, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	117

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director
Fred G. Weiss, Vice Chairman of the Board and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Paul L. Audet, Director
Honorable Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
   Anti-Money Laundering Officer
Benjamin Archibald, Secretary1

[1]	Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Fund and Benjamin Archibald became Secretary of the Fund.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock Investment Management, LLC
Princeton, NJ 08540

BlackRock International Limited
Edinburgh, EH3 8JB, United Kingdom

Custodians
The Bank of New York Mellon2
New York, NY 10286

Brown Brothers Harriman & Co.3
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Co.
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Address of the Portfolios
100 Bellevue Parkway
Wilmington, DE 19809

[2]	For all Portfolios except BlackRock Global Allocation Portfolio.
[3]	For BlackRock Global Allocation Portfolio.
118	BLACKROCK SERIES FUND, INC.	JUNE 30, 2012

Additional Information
Availability of Quarterly Schedule of Investments

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Polices and Procedures

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Portfolios voted proxies relating to securities held in the Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2012	119

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#59828-6/12-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –     Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Series Fund, Inc.

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Series Fund, Inc.

Date: September 4, 2012

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Series Fund, Inc.

Date: September 4, 2012

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